EXHIBIT 10.32

                                                                  EXECUTION COPY

                            STOCK PURCHASE AGREEMENT

                                     BETWEEN

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                                       AND

                       EVEREST REINSURANCE HOLDINGS, INC.


                        --------------------------------
                          DATED AS OF FEBRUARY 24, 2000
                         ------------------------------


                              SALE OF COMMON STOCK

                                       OF

                           GIBRALTAR CASUALTY COMPANY


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                                TABLE OF CONTENTS

Section                                                                    Page
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ARTICLE I
         DEFINITION OF TERMS

1.1      Definitions .........................................................1

ARTICLE II
         PURCHASE AND SALE OF SHARES

2.1      Purchase of Shares ..................................................5
2.2      Purchase Consideration ..............................................5
2.3      Time and Place of Closing ...........................................5
2.4      Transactions to Be Effected at Closing ..............................6

ARTICLE III
         REPRESENTATIONS AND WARRANTIES OF THE SELLER

3.1      Due Incorporation and Authority .....................................6
3.2      Outstanding Capital Stock, Options and Other Rights .................7
3.3      Transfer of the Shares ..............................................7
3.4      Organization and Qualification of Gibraltar .........................7
3.5      No Violation; Consents ..............................................7
3.6      Financial Statements ................................................8
3.7      Statutory Statements ................................................8
3.8      Assets ..............................................................9
3.9      Investments .........................................................9
3.10     Absence of Certain Changes and Events Since December 31, 1999 .......9
3.11     Liabilities ........................................................10
3.12     Insurance Reserves .................................................11
3.13     Judgments, Decrees and Orders in Restraint of Business .............11
3.14     Litigation and Proceedings .........................................11
3.15     Permits, Licenses and Franchises ...................................12
3.16     Relationships With Affiliates, Officers and Directors ..............12
3.17     Compliance with Applicable Law .....................................12
3.18     Employee Benefit Plans .............................................12
3.19     Intellectual Property ..............................................13
3.20     Governmental Consents ..............................................14
3.21     Contracts and Binding Commitments ..................................14

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3.22     Insurance and Reinsurance ..........................................15
3.23     Operations Insurance ...............................................16
3.24     Taxes ..............................................................16
3.25     Accounts with Financial Institutions ...............................18
3.26     Broker's, Finder's or Similar Fees .................................19
3.27     Employees ..........................................................19
3.28     Actions Taken Prior to December 31, 1999 ...........................19
3.29     Dispute Resolution .................................................19
3.30     GAAP Book Value ....................................................19
3.31     Information Supplied ...............................................19
3.32     Accuracy of Statements .............................................19

ARTICLE IV
         REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

4.1      Due Incorporation and Authority ....................................20
4.2      No Violation .......................................................20
4.3      Consents ...........................................................21
4.4      Financing ..........................................................21
4.5      Broker's, Finder's or Similar Fees .................................21
4.6      Purchase for Investment ............................................21
4.7      Information Supplied ...............................................21
4.8      Indemnification ....................................................21

ARTICLE V
         COVENANTS OF THE SELLER PENDING THE CLOSING

5.1      Operations in the Ordinary Course ..................................22
5.2      Intentionally Omitted ..............................................22
5.3      Restrictions .......................................................22
5.4      Investment Portfolio ...............................................24
5.5      Investigation by the Purchaser .....................................24
5.6      Financial Statements ...............................................25
5.7      Regulatory Filings and Compliance ..................................25
5.8      Intercompany Accounts; Surplus Notes ...............................26
5.9      Tax Matters ........................................................26
5.10     Investment Income ..................................................26
5.11     Purchase of Shares .................................................26
5.12     Gibraltar Marks License ............................................26

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Section                                                                    Page
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ARTICLE VI
         COVENANTS OF THE PURCHASER PENDING THE CLOSING

6.1      Regulatory and Other Consents ......................................27
6.2      Confidential Information Memorandum ................................27
6.3      Release from Certain Obligations ...................................27

ARTICLE VII
         COVENANTS AND AGREEMENTS

7.1      Confidentiality; Return of Documents ...............................28
7.2      Employee Benefit Plans .............................................28
7.3      The Seller's Access to Records .....................................29
7.4      Taxes ..............................................................29
7.5      Commercial Reasonableness ..........................................34
7.6      Termination of Agreements ..........................................35
7.7      Use of Gibraltar Marks .............................................35

ARTICLE VIII
         SURVIVAL OF REPRESENTATIONS AND WARRANTIES

8.1      Survival of Covenants, Agreements, Representations
          or Warranties .....................................................35

ARTICLE IX
         JOINT CONDITIONS TO THE OBLIGATIONS OF THE PARTIES TO CLOSE

9.1      Insurance Regulatory Approvals .....................................36
9.2      Regulatory Consents ................................................36
9.3      No Proceedings .....................................................36
9.4      MUF Agreement ......................................................36
9.5      Additional Stop-Loss Coverage ......................................36

ARTICLE X
         CONDITIONS TO THE OBLIGATION OF THE PURCHASER TO CLOSE

10.1     Covenants ..........................................................37
10.2     Representations and Warranties of the Seller .......................37
10.3     Certificates .......................................................37
10.4     Other Approvals ....................................................37
10.5     Other Consents .....................................................37

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10.6     Resignation of Directors and Officers ..............................37
10.7     No Material Adverse Change .........................................37

ARTICLE XI
         CONDITIONS TO THE OBLIGATIONS OF THE SELLER TO CLOSE

11.1     Covenants ..........................................................38
11.2     Representations and Warranties of the Purchaser ....................38
11.3     Certificates .......................................................38

ARTICLE XII
         INDEMNIFICATION

12.1     Indemnification by the Seller ......................................38

ARTICLE XIII
         TERMINATION, AMENDMENT AND WAIVER

13.1     Termination ........................................................42
13.2     Effect of Termination ..............................................42

ARTICLE XIV
         MISCELLANEOUS

14.1     Amendment ..........................................................43
14.2     Extension; Waiver ..................................................43
14.3     Notices ............................................................43
14.4     Interpretation .....................................................44
14.5     Governing Law ......................................................44
14.6     Assignment; Binding Effect .........................................44
14.7     Counterparts .......................................................44
14.8     Entire Agreement; Third Party Beneficiaries ........................45
14.9     No Waiver ..........................................................45
14.10    Construction .......................................................45
14.11    Fees and Expenses ..................................................45

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                                    EXHIBITS

Exhibit A           Form of Opinion of Counsel to the Seller
Exhibit B           Form of Opinion of Counsel to the Purchaser
Exhibit C           Form of MUF Agreement
Exhibit D           Form of Additional Stop-Loss Coverage Agreement

                             SCHEDULES

Schedule 3.5        Consents
Schedule 3.7        Statutory Statements
Schedule 3.9        Liens on the Investments of Gibraltar
Schedule 3.10       Changes and Events since December 31, 1999
Schedule 3.11       Liabilities of Gibraltar which under GAAP are required to be disclosed
Schedule 3.12       Pending or Threatened Insurance Claims or Assessments
Schedule 3.13       Judgments, Decrees and Orders in Restraint of Business
Schedule 3.14       Material   Actions,    Suits,   Arbitrations    or    Legal,
                     Administrative or Other Proceedings
Schedule 3.15       Jurisdiction   of   Incorporation   and   Jurisdictions   of
                     Qualification of Gibraltar
Schedule 3.16       Material  Contracts with Affiliates, Officers, Directors and
                     Interested Parties
Schedule 3.17       Compliance with Applicable Law
Schedule 3.20       Governmental Consents
Schedule 3.21       Contracts,  Agreements or Arrangements to which Gibraltar is a party or by which  Gibraltar's  Assets  or  Property  are bound
Schedule 3.22       Contractual    Reinsurance,    Insurance   and   Commutation
                     Agreements
Schedule 3.23       Liability,  Property  and  Casualty,  Workers  Compensation,
                     Directors and Officers Liability, Surety Bonds, Key Man Life Insurance and Other Insurance Contracts of Gibraltar
Schedule 3.24       Taxes
Schedule 3.25       Safe  Deposit  Boxes,  Bank  Accounts  and Other Deposits of
                     Gibraltar
Schedule 3.27       Employee Titles; Aggregate Annual Compensation and Bonuses
Schedule 5.1        Exceptions to Operations in the Ordinary Course
Schedule 5.3        Restrictions on Gibraltar
Schedule 6.3        Indemnification and Guarantee Obligations
Schedule 7.6        Agreements and Arrangements to be Terminated

         STOCK PURCHASE AGREEMENT dated as of February 24, 2000 (the "AGREEMENT"), among THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, a mutual insurance company domiciled in the State of New Jersey (the "Seller"), and EVEREST REINSURANCE HOLDINGS, INC., a corporation organized and existing under the laws of the State of Delaware (the "Purchaser").

                               W I T N E S S E T H

         WHEREAS the Seller is the sole owner of the Shares (as defined in Section 1) of Gibraltar Casualty Company ("GIBRALTAR"), which Shares constitute all the issued and outstanding shares of Gibraltar's capital stock; and

         WHEREAS the Purchaser desires to purchase the Shares from the Seller, and the Seller desires to sell the Shares to the Purchaser, upon the terms and subject to the conditions set forth herein.

         NOW, THEREFORE, in consideration of the mutual covenants, representations, warranties and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

                                    ARTICLE I
                              DEFINITION OF TERMS

         1.1 DEFINITIONS. As used in this Agreement, the following terms shall have the following meanings:

         "ADDITIONAL  STOP-LOSS  AGREEMENT" shall have the meaning  specified in
Section 9.5.

         "AFFILIATE" shall have the meaning specified in Rule 12b-2 under the Exchange Act.

         "ANNUAL STATEMENTS" shall have the meaning specified in Section 3.7.

         "BUSINESS" of any Person means all the assets, property, business, business operations, goodwill, practices, contract rights and privileges of such Person.

         "BUSINESS DAY" means any day other than a Saturday, a Sunday or a day on which commercial banks in New York City or New Jersey are authorized or required by law to close.

         "CLOSING" shall have the meaning specified in Section 2.3.

         "CLOSING DATE" shall have the meaning specified in Section 2.3.

         "CODE" means the Internal Revenue Code of 1986, as amended.

         "COMMON STOCK" shall have the meaning specified in Section 3.2.

         "CONFIDENTIALITY AGREEMENTS" means, collectively, (i) the Confidentiality Agreement dated September 15, 1998 between the Seller and the Purchaser and (ii) the Confidentiality Agreement dated May 26, 1999 between the Seller and Everest Re.

         "CONSOLIDATED GROUP" means the affiliated group (within the meaning of the Code) of Persons of which the Seller and Gibraltar are members.

         "CONTRACTS" shall have the meaning specified in Section 3.21.

         "DECEMBER 31 BALANCE SHEET" means the unaudited balance sheet of Gibraltar as of December 31, 1999, prepared in conformity with GAAP.

         "EMPLOYEE," means, as Gibraltar has no common law employees, all individuals who are employed by the Seller and who are set forth in Schedule 3.27.

         "EMPLOYEE BENEFIT PLANS" shall have the meaning specified in Section 3.18(a)(1).

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

         "ERISA AFFILIATE" means any corporation which is a member of Gibraltar's controlled group of corporations, or any trade or business (whether or not incorporated) which is under common control with Gibraltar or would be considered a single employer with Gibraltar pursuant to Section 414 (b), (c) or
(m) of the Code and the regulations thereunder.

         "ERISA AFFILIATE PLAN" shall have the meaning specified in Section 3.18(b)(1).

         "EVEREST RE" means Everest Reinsurance Company, a corporation organized and existing under the laws of the State of Delaware and a wholly-owned subsidiary of the Purchaser.

         "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

         "EXCLUDED TAXES" shall have the meaning specified in Section 7.4(a).

         "FORMER   EMPLOYEE"   means  all  Employees  who  are  not  Transferred
Employees.

         "GAAP" means the accounting principles generally used and recognized from time to time within the United States which have substantial support from authoritative agencies or bodies, including the Securities and Exchange Commission, the American Institute of Certified Public Accountants, the Financial Accounting Standards Board and general industry practice, which principles have been applied in a consistent manner throughout the periods involved.

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         "GAAP  BOOK   VALUE"  on  any  date  means  the  amount  of  the  total
stockholders' equity of Gibraltar as shown on a balance sheet as of such date prepared in accordance with GAAP consistently applied.

         "GAAP  FINANCIALS"  shall have the meaning  specified  in Section  3.6.

         "GIBRALTAR" shall have the meaning specified in the recitals.

         "GIBRALTAR MARKS" shall have the meaning specified in Section 3.19.

         "GIBRALTAR MARKS LICENSE" shall have the meaning specified in Section 3.19.

         "GOVERNING INSTRUMENTS" means the memorandum, articles or certificate of incorporation or association and by-laws, if applicable, in the case of a corporation, the limited liability issuer agreement, in the case of a limited liability issuer, the partnership agreement, in the case of a partnership or the comparable document or documents in the case of another kind of entity.

         "HSR ACT" means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder.

         "INDEMNIFIED   PERSON"   means  the  Person  or  Persons   entitled  to
indemnification under Article XII.

         "INDEMNIFYING PERSON" means the Person or Persons obligated to provide to an Indemnified Person the indemnification under Article XII.

         "INVESTMENT PORTFOLIO" means the list provided by the Seller to the Purchaser setting forth all investments, including stocks, bonds and limited partnership interests, owned by Gibraltar as of a particular date, the issuer of the investments, and the amount owned.

         "LIEN" means any lien, pledge, mortgage, security interest, lease, charge, option, right of first refusal, easement, transfer restriction under any shareholder or similar agreement or any other similar encumbrance.

         "LOSS RESERVES" means all reserves customarily established by property and casualty insurance companies under Statutory Accounting Principles for incurred losses, including case reserves, reserves for incurred but not reported losses and reserves for loss adjustment expenses, both allocated and unallocated.

         "LOSSES" shall have the meaning specified in Section 12.1(a).

         "MATERIAL ADVERSE EFFECT" with respect to any Person hereto means a material adverse effect on (a) the financial condition, results of operations, cash flows or Business of such Person and its subsidiaries, if any, taken as a whole, or (b) the ability of such Person to perform its obligations under this Agreement.

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         "MEMORANDUM" shall have the meaning specified in Section 6.2.

         "MUF" means Everest Re's management underwriting facility which began in 1977 and was a reinsurance arrangement pursuant to which Everest Re ceded business to a number of insurance and reinsurance companies.

         "MUF AGREEMENT" shall have the meaning specified in Section 9.4.

         "OCCUPANCY AGREEMENT" means the Occupancy Agreement between Gibraltar and The Prudential Service Company dated July 1, 1995.

         "PBGC" means the Pension Benefit Guaranty Corporation.
          ----

         "PERMITTED LIENS" shall have the meaning specified in Section 3.8(a).

         "PERSON" means an individual, corporation, partnership, firm, joint venture, association, limited liability company, joint stock company, trust, unincorporated organization, governmental or regulatory authority or other entity.

         "PROPERTY" means the real property and personal property of Gibraltar.

         "PURCHASE PRICE" shall have the meaning specified in Section 2.2.

         "PURCHASER" shall have the meaning specified in the recitals.

         "QUARTERLY STATEMENTS" shall have the meaning specified in Section 3.7(a).

         "REQUIRED RESERVE INCREASES" means the aggregate increase in the Loss Reserves of Gibraltar required under Section 5.10 and the $80,000,000 increase in the Loss Reserves described in Section 3.28.

         "SECURITIES ACT" means the Securities Act of 1933, as amended.

         "SELLER" shall have the meaning specified in the recitals.

         "SERVICE CONTRACT" means the Service Contract between Gibraltar and the Seller dated May 10, 1990.

         "SHARES" means all the issued and outstanding shares of Common Stock of Gibraltar.

         "STATE INSURANCE COMMISSIONER" means the Insurance Commissioner of the State of Delaware.

         "STATE  INSURANCE  COMMISSION"   means  the  Office  of  the  Insurance
Commissioner of the State of Delaware.

         "STATUTORY ACCOUNTING PRINCIPLES" means the accounting procedures and practices prescribed or permitted from time to time by the National Association of Insurance Commissioners and adopted or promulgated by the State of Delaware or the State Insurance Commissioner and employed in a consistent manner throughout the periods involved.

         "STRADDLE PERIOD" means any taxable year or period beginning before and ending after the Closing Date.

         "SURPLUS NOTES" means the surplus notes issued by Gibraltar and held by the Seller or one of its subsidiaries (other than Gibraltar).

         "TAX OR TAXES" means any federal, state, local, foreign or other income, premium, profits, franchise, license, sales, use, payroll, withholding, employment, wage, occupation, value added, property (real or personal), excise or other similar taxes, fees, duties, assessments or withholdings (including interest or penalties on such items), imposed by any governmental authority.

         "TAX CLAIM" shall have the meaning specified in Section 12.1(f).

         "TAX PACKAGE" shall have the meaning specified in Section 7.4(c).

         "TAX RETURN" means any return, report or similar statement required to be filed with respect to any Tax (including any attached schedules), including any information return, amended return or declaration of estimated Tax.

         "THIRD  PARTY  CLAIM"  shall  have the  meaning  specified  in  Section
12.1(e).

         "TRANSFERRED EMPLOYEE" shall have the meaning specified in Section 7.2(a).

         "UNAUDITED  STATUTORY  STATEMENTS"  shall  have  meaning  specified  in
Section 3.7(a).

                                   ARTICLE II
                           PURCHASE AND SALE OF SHARES

         2.1 PURCHASE OF SHARES. Upon the terms and subject to the conditions contained in this Agreement, the Seller agrees to sell, assign, transfer and deliver to the Purchaser, and the Purchaser agrees to purchase and accept from the Seller, on the Closing Date, the Shares for the consideration specified herein.

         2.2 PURCHASE CONSIDERATION. The purchase price for the Shares shall be an amount in cash equal to $51.8 million (the "Purchase Price"). At the Closing (as defined in Section 2.3 below), the Purchaser shall pay to the Seller by wire transfer (to the bank account of the Seller specified by the Seller in writing to the Purchaser at least one Business Day prior to the Closing), immediately available funds in an amount equal to the Purchase Price.

         2.3 TIME AND PLACE OF CLOSING. The consummation of the purchase and sale of the Shares and the other transactions contemplated by this Agreement to occur simultaneously therewith (the "Closing") shall take place at the offices of Sidley & Austin, 875 Third Avenue, New York, New York, or at such other place as may be mutually agreed upon by the parties. The Closing will occur at 10:00 a.m. New York City time on or before the tenth Business Day following the date on which all the conditions set forth in Articles IX, X and XI shall have been satisfied or waived, as may be agreed upon by the parties hereto, or at such other time as may be agreed upon by the parties hereto. The time and date of the Closing are referred to herein as the "Closing Date".

         2.4  TRANSACTIONS TO BE EFFECTED AT CLOSING.  At the Closing:

         (a) The Seller shall deliver to the Purchaser free and clear of all Liens (i) the certificates representing the Shares, properly endorsed in blank or accompanied by stock powers or other instruments of transfer duly executed in blank, and accompanied by all requisite stock transfer stamps, if any, (ii) an opinion of counsel, substantially to the effect provided in Exhibit A, (iii) good standing certificates, incumbency certificates and all such other documents as the Purchaser and its counsel may reasonably request; and (iv) all other documents and instruments required by this Agreement to be delivered by the Seller at the Closing.

         (b) The Purchaser shall pay to the Seller the Purchase Price and shall deliver to the Seller (i) good standing certificates, incumbency certificates and all such other documents as the Seller and its counsel may reasonably request; (ii) an opinion of counsel substantially to the effect provided in Exhibit B; and (iii) all other documents and instruments required by this Agreement to be delivered by the Purchaser at the Closing.

         (c) The Gibraltar Marks License shall be terminated and the Seller and the Purchaser shall cause Gibraltar to file with the Secretary of State of the State of Delaware, on the Closing Date, a certificate of amendment to Gibraltar's Governing Instruments that changes the name of Gibraltar to any name designated by the Purchaser, as long as such name is not confusingly similar to the word "Gibraltar", "Prudential" or any other "Pru" formative mark.


                                   ARTICLE III
                  REPRESENTATIONS AND WARRANTIES OF THE SELLER

         REPRESENTATIONS AND WARRANTIES OF THE SELLER. The Seller represents and warrants to the Purchaser as follows:

         3.1 DUE INCORPORATION AND AUTHORITY. The Seller is a mutual insurance company domiciled, validly existing and in good standing under the laws of the State of New Jersey and has all requisite corporate power and authority to execute and deliver this Agreement and each other agreement required to be executed and delivered by the Seller pursuant hereto, to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The execution, delivery and performance by the Seller of this Agreement and each other agreement required to be executed and delivered by the Seller pursuant hereto, and the consummation by the Seller of the transactions contemplated hereby and thereby, have been duly and validly authorized by all necessary corporate action, and no other corporate proceedings on the part of the Seller are necessary to authorize the execution, delivery and performance by the Seller of this Agreement and each of the other agreements contemplated by this Agreement, or the consummation of the transactions contemplated hereby and thereby. This Agreement has been duly and validly executed and delivered by the Seller and constitutes a legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting creditors' rights generally and except as rights to specific enforcement may be limited by the application of equitable principles (whether such equitable principles are applied in a proceeding at law or in equity).

         (b) Gibraltar is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite power and authority to own, lease and operate its Business and to carry on its Business as now conducted. Gibraltar is duly licensed or qualified to do business in each jurisdiction in which the nature of the Business conducted by it or the character of the assets owned by it makes such qualification or licensing necessary, except where the failure to be so qualified or licensed, individually or in the aggregate, would not have a Material Adverse Effect.

         3.2 OUTSTANDING CAPITAL STOCK, OPTIONS AND OTHER RIGHTS. The authorized capital stock of Gibraltar consists solely of 2,000 shares of common stock, $5,000 par value per share, all of which are issued and outstanding (the "COMMON STOCK"). The Shares constitute all the issued and outstanding capital stock of Gibraltar. All the outstanding Shares are owned of record and beneficially by the Seller free and clear of all Liens. All the Shares are duly authorized, validly issued, fully paid and nonassessable. Gibraltar does not beneficially own any interest in any Person except through its Investment Portfolio made in the ordinary course of business. There is no outstanding right, subscription, warrant, call, preemptive right, option or other similar agreement to purchase or otherwise to receive from the Seller or Gibraltar any of the outstanding, authorized but unissued, unauthorized or treasury shares of the capital stock of Gibraltar, and there is no outstanding security of any kind convertible into such capital stock.

         3.3 TRANSFER OF THE SHARES. The Seller has and on the Closing Date shall have full power and authority to convey, transfer and sell the Shares to the Purchaser as contemplated hereby. Upon the Closing as contemplated hereby, the Purchaser shall have good and valid title to the Shares, free and clear of all Liens (except as may be or have been created or permitted by the Purchaser).

         3.4 ORGANIZATION AND QUALIFICATION OF GIBRALTAR. The Seller has delivered to the Purchaser true and complete copies of Gibraltar's Governing Instruments as in effect on the date hereof and such instruments will be in full force and effect on the Closing Date.

         3.5 NO VIOLATION; CONSENTS. Except as set forth in Schedule 3.5, neither the execution, delivery and performance of this Agreement by the Seller or of each other agreement required to be executed and delivered by the
Seller pursuant hereto, nor the sale of the Shares pursuant to this Agreement nor the consummation by the Seller of the transactions contemplated hereby or thereby, will, with or without the giving of notice or the passage of time, or both, (i) violate any provision of the Governing Instruments of the Seller; (ii) violate or result in any breach of or constitute a default under, or give rise to a right of termination or cancellation of, or accelerate the performance required by any terms of, as the case may be, any contract, agreement, lease, license, mortgage, note, reinsurance agreement, franchise, permit or instrument to which Gibraltar is a party or by which any of its assets are bound, or result in the creation of any Lien upon any of the Property owned by Gibraltar; (iii) violate any law, regulation, judgment, order, writ, injunction or decree of any court, governmental body (domestic or foreign), or administrative agency of any jurisdiction applicable to the Seller or Gibraltar; or (iv) require the consent or approval of any third parties; other than, in the case of (ii), (iii) and
(iv), such violations, breaches, defaults, terminations, cancellations, accelerations, consents, approvals and Liens, the failure to obtain which or the creation of which would not, in the aggregate, reasonably be expected to have a Material Adverse Effect on Gibraltar.

         3.6 FINANCIAL STATEMENTS. The Seller has delivered to the Purchaser the unaudited balance sheets as of December 31, 1999 and December 31, 1998 of Gibraltar, and the related statements of income, stockholders' equity and cash flows for the two years then ended, including the related notes thereon, each of which presents fairly in all material respects the financial position of Gibraltar, as of December 31, 1999 and December 31, 1998 and its results of operations and cash flows for the years then ended, in conformity with GAAP (except as may be indicated therein or in the notes thereto) (the "GAAP FINANCIALS"), except that no representation or warranty is made with respect to any Loss Reserves in this Section 3.6.

         3.7 STATUTORY STATEMENTS. (a) The Seller has delivered to the Purchaser complete and correct copies of (i) the Annual Statements of Gibraltar to the State Insurance Commissioner for the years ended December 31, 1999 and December 31, 1998, together with all exhibits and schedules thereto (the "ANNUAL STATEMENTS"), and (ii) the unaudited statutory financial statements of Gibraltar for the years ended December 31, 1999 and December 31, 1998 (the "UNAUDITED STATUTORY STATEMENTS"). The Seller has furnished, or will furnish to the Purchaser, as soon as practicable after their preparation, complete and correct copies of the Quarterly Statements of Gibraltar to the State
Insurance Commissioner for periods subsequent to December 31, 1999 and all exhibits and schedules thereto (the "QUARTERLY STATEMENTS"). The Annual Statements, Unaudited Statutory Statements and the Quarterly Statements of Gibraltar have been prepared in accordance with Statutory Accounting Principles throughout the periods involved and in accordance with the books and records of Gibraltar, except as expressly set forth or disclosed in the notes, exhibits or schedules thereto. Except as set forth in Schedule 3.7 and except that no representation or warranty is made with respect to any Loss Reserves in this Section 3.7, each of the statutory financial statements contained in the Annual Statements, the Unaudited Statutory Statements and
the Quarterly Statements fairly and accurately presents or will fairly and accurately present, as the case may be, in all material respects, the assets, liabilities and capital and surplus of Gibraltar as of the dates thereof in accordance with Statutory Accounting Principles, subject, in the case of the Quarterly Statements, to normal year-end adjustments and any other adjustments described therein.

         (b) The Seller has delivered to the Purchaser complete and correct copies of all reports of examination and market conduct examinations issued by any insurance regulatory commissions, agencies or authorities with respect to Gibraltar since January 1, 1996 and all written responses made by the Seller or Gibraltar with respect to any written comments since January 1, 1998, from any insurance regulatory commissions, agencies or authorities concerning the Annual Statements, the Unaudited Statutory Statements, Quarterly Statements, reports of examination and market conduct examinations.

         (c) Except as set forth in Schedule 3.7, as of December 31, 1999, Gibraltar had no material liability, whether accrued, absolute, fixed, contingent or otherwise, of a nature required to be reflected on its balance sheet prepared in accordance with Statutory Accounting Principles which is not fully and correctly reflected or reserved against in the balance sheet forming a part of the Annual Statement of Gibraltar for the year ended December 31, 1999.

         3.8 ASSETS. (a) Gibraltar owns all personal property which it purports to own, as reflected on the December 31 Balance Sheet and that it acquired in the normal and ordinary course of business since December 31, 1999 (in either case other than that disposed of in the ordinary course of business), free and clear of all Liens except for (i) Liens on the portfolio investments of Gibraltar set forth in Schedule 3.9; (ii) the claims of materialmen, carriers, landlords and like Persons not yet due, all of which are not delinquent or are being contested in good faith; (iii) Liens securing Taxes, assessments, governmental charges or levies not yet due, all of which are not yet delinquent or are being contested in good faith; and (iv) statutory liens on special deposit funds held by state regulatory authorities (collectively, the "PERMITTED LIENS").

         (b) Gibraltar owns no real property. Gibraltar is not a party to any lease for real property except for the Occupancy Agreement.

         3.9 INVESTMENTS. Except as set forth in Schedule 3.9, Gibraltar has legal and valid title, free and clear of all Liens, to all its portfolio investments. The Seller has delivered an Investment Portfolio to the Purchaser as of December 31, 1999. Such Investment Portfolio is, and each other Investment Portfolio delivered by the Seller to the Purchaser shall be, as of their respective dates, complete and correct in all material respects.

         3.10 ABSENCE OF CERTAIN CHANGES AND EVENTS SINCE DECEMBER 31, 1999. Except as set forth in Schedule 3.10, from December 31, 1999 through the date hereof, Gibraltar has operated in the ordinary course consistent with past practice and there has not been:

         (a) Any change in the business policies of Gibraltar, including the establishment or adjustment of Loss Reserves or investment or claims adjustment policies and practices, or any change in any activity that (i) has had the effect of materially accelerating the recording of accounts receivable or materially retarding the payment of expenses or establishing or adjusting Loss Reserves in connection with any accounts or Business of Gibraltar or (ii) has had the effect of materially altering, modifying or changing the historic financial or accounting practices or policies of Gibraltar, including accruals of and reserves for Tax liabilities;

         (b) Any damage, destruction or loss (whether or not covered by insurance) to any Property of Gibraltar which could reasonably be expected to have a Material Adverse Effect on Gibraltar or its Business;

         (c) Any declaration, setting aside or payment of any dividend or other distribution in respect of any class of capital stock of Gibraltar;

         (d) Any employment, bonus, incentive or deferred compensation agreement or arrangement between Gibraltar or the Seller and an Affiliate, director, officer or other employee or consultant of Gibraltar or the Seller principally with respect to Gibraltar and/or the Business of Gibraltar;

         (e) Any indebtedness incurred by Gibraltar for borrowed money or any commitment to borrow money entered into or any guarantee given by Gibraltar;

         (f)  Any amendment to any Governing Instrument of Gibraltar;

         (g)  Any Material Adverse Effect on Gibraltar or its Business;

         (h) Any change in the employment terms or conditions or terminations of any Employee or any increase in the compensation payable or to become payable by the Seller to any Employee, other than in the ordinary course consistent with past practice;

         (i) The creation of any Lien, except for Permitted Liens, on any portion of the assets, properties or rights of Gibraltar;

         (j) Any amounts paid in settlement or compromise of any suits or claims against Gibraltar, other than insurance claims paid or settled in the ordinary course of business;

         (k) Any loans, advances or capital contributions made by Gibraltar to any other Person;

         (l) Any acquisition or lease of any assets other than in the ordinary course of business;

         (m) Any sale, transfer or other disposition of any assets, properties or business of Gibraltar other than portfolio investments in the ordinary course of business;

         (n) Any new material contract, agreement or license to which Gibraltar is a party, other than in the ordinary course of business;

         (o) Any amendment, modification, alteration or termination of any material contract, agreement or license to which Gibraltar is a party; or

         (p) Any waiver of any rights of material value or any cancellation of any claims, debts or accounts receivable owing to Gibraltar other than in the ordinary course of business.

         3.11 LIABILITIES. (a) As of the date of this Agreement, Gibraltar has no liabilities, whether accrued, absolute, fixed, contingent or otherwise (but excluding liabilities of a type for which Gibraltar carries Loss Reserves and excluding liabilities for Taxes), of a nature required to be reflected on its balance sheet prepared in accordance with GAAP other than:

         (i) liabilities disclosed or provided for in the December 31 Balance Sheet;

         (ii) liabilities incurred by Gibraltar in the ordinary course of its Business since December 31, 1999; and

         (iii) liabilities set forth in Schedule 3.11.

         (b) To the knowledge of Gibraltar, as of the date of this Agreement Gibraltar has no material liabilities, whether accrued, absolute, fixed, contingent or otherwise (but excluding liabilities of a type for which Gibraltar carries Loss Reserves and excluding liabilities for Taxes), other than:

         (i) liabilities disclosed or provided for in the December 31 Balance Sheet;

         (ii) liabilities incurred by Gibraltar in the ordinary course of its Business since December 31, 1999; and

         (iii) liabilities set forth in Schedule 3.11.

         3.12 INSURANCE RESERVES. Notwithstanding anything to the contrary, expressly or implicitly, contained in this Agreement, this Section 3.12 and
Section 3.22 set forth the only representations or warranties by the Seller relating to Gibraltar's Loss Reserves.

         (a) Gibraltar's aggregate Loss Reserves as recorded in its Annual Statements, Unaudited Statutory Statements and Quarterly Statements were determined in accordance with generally accepted actuarial standards consistently applied (except as otherwise noted therein), were fairly stated in accordance with sound actuarial principles and met the requirements of the insurance laws of the State of Delaware.

         (b) Gibraltar's aggregate Loss Reserves as recorded in its GAAP Financials were determined in accordance with generally accepted actuarial standards consistently applied (except as noted therein) and were fairly stated in accordance with GAAP.

         (c) Except for regular periodic assessments in the ordinary course of business and except as set forth in Schedule 3.12, no claim or assessment is pending nor, to the knowledge of Gibraltar, threatened against Gibraltar by any state insurance guaranty association in connection with that association's fund relating to insolvent insurers.

         3.13 JUDGMENTS, DECREES AND ORDERS IN RESTRAINT OF BUSINESS. Except as set forth in Schedule 3.13, Gibraltar is not a party to or subject to any judgment or decree or order entered in any suit or arbitration or any proceeding (other than any market conduct examinations commenced after the date hereof) brought by a governmental agency or by any other Person enjoining it in respect of (a) any business practice, (b) the acquisition of any property or (c) the conduct of business in any area.

         3.14 LITIGATION AND PROCEEDINGS. Except as set forth in Schedule 3.14, as of the date hereof there are no actions, suits, arbitrations or legal, administrative or other proceedings pending or (other than those relating to insurance claims) threatened against or affecting Gibraltar, at law or in equity, or before or by any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, or before any arbitrator of any kind. Gibraltar is not subject to any material judgment, order, writ, injunction, decree or award of any court, arbitration, governmental department, commission, bureau, board, agency or instrumentality.

         3.15  PERMITS, LICENSES AND FRANCHISES.  Schedule 3.15  contains a true and complete list, as of the date hereof, of all jurisdictions in which Gibraltar is licensed as an insurer or reinsurer and all jurisdictions in which Gibraltar is operating as an insurer or reinsurer, whether on a licensed or unlicensed basis, and all jurisdictions in which Gibraltar is qualified as an eligible surplus lines insurer. Gibraltar has all material permits, licenses, franchises and other authorizations necessary to, and has complied in all material respects with all laws applicable to, the conduct of its Business in the manner and in the areas in which such Business is presently being conducted, all such permits, licenses, franchises and authorizations are valid and in full force and effect and Gibraltar is in compliance in all material respects with all its obligations under such permits, licenses, franchises and authorizations. Gibraltar has not engaged in any activity which would cause revocation or suspension of any such material permit, license, franchise or authorization. No action or proceeding seeking the revocation or suspension of any thereof is pending or, to the knowledge of Gibraltar, threatened. Except for compliance with periodic renewal procedures and as set forth in Section 9.1, no approvals or authorizations are required to permit Gibraltar to continue its Business, as presently conducted, after the consummation of the transactions contemplated hereby.

         3.16 RELATIONSHIPS WITH AFFILIATES, OFFICERS AND DIRECTORS. Except as set forth in Schedule 3.16, the Seller has not, and no officer, director or Affiliate of the Seller has, entered into any written contract or agreement with Gibraltar that is binding upon Gibraltar following the Closing, except for agreements or contracts that are cancelable at will by Gibraltar without penalty.

         3.17 COMPLIANCE WITH APPLICABLE LAW. Gibraltar is in compliance in all material respects with all applicable laws, rules, regulations, orders, ordinances, judgments, decrees, orders, writs and injunctions of all governmental authorities (Federal, state, local, or foreign) except as disclosed in Schedule 3.17. Gibraltar has not received notification from any governmental authority of any asserted failure to so comply or material deficiency which has not been resolved or otherwise settled. Except for the stop-loss agreement between Gibraltar and Everest Re, Gibraltar has not written any insurance or reinsurance since 1991. Gibraltar was an authorized insurer, whether on a licensed or unlicensed basis, in each state in which it previously wrote insurance for the type of insurance it wrote in such states and met all statutory and regulatory requirements of all governmental authorities which had jurisdiction over it to be an authorized insurer. To the knowledge of Gibraltar, all policy form and rate filings required to be made by Gibraltar have been made and are up to date, and all material policies which have been written are on forms approved by the insurance regulatory authority of the jurisdiction where issued or are on forms which comply with applicable laws and regulations.

         3.18 EMPLOYEE BENEFIT PLANS. (1) Gibraltar does not sponsor or maintain any separate or "stand alone" employee benefit plan within the meaning of Section 3(3) of ERISA, or any separate or stand alone retirement or deferred compensation plan, incentive compensation plan, stock plan, unemployment compensation plan, vacation pay, severance pay, bonus or benefit arrangement, insurance or hospitalization program or any other fringe benefit arrangements for any Transferred Employee or Former Employee, whether pursuant to contract, arrangement, custom or informal understanding, which does not constitute an employee benefit plan (collectively, "EMPLOYEE BENEFIT PLANS") and does not contribute to or have any obligation to contribute to any ERISA Affiliate Plan (as defined below). Gibraltar has no common law employees.

         (2) Since January 1, 1995, neither Gibraltar nor any ERISA Affiliate has incurred any withdrawal liability with respect to a multiemployer plan within the meaning of Section 3(37) of ERISA.

         (b) (1) To the extent applicable to any Employee Benefit Plan sponsored or maintained by the Seller or any other ERISA Affiliate ("ERISA AFFILIATE PLAN"), as of the Closing Date there will not exist any accumulated funding deficiency or unpaid required installment within the meaning of Section 412 of the Code or Section 302 of ERISA, nor has there been issued a waiver or variance of the minimum funding standards imposed by the Code with respect to any such plan, nor has any lien been created under Section 302(f) of ERISA or 412(n) of the Code or security been required under Section 307 of ERISA, nor are there any excise Taxes due or hereafter to become due under Section 4971, 4972 or 4980B of the Code with respect to any fiscal period ending on or before the Closing Date for which Gibraltar has or may have any liability.

               (2) With respect to each ERISA Affiliate Plan subject to Title IV of ERISA, (A) there has not occurred any "reportable event" within the meaning of Section 4043(b) of ERISA or the regulations thereunder with respect to which the 30 day notice requirement has not been waived under applicable regulations, and (B) there exists no ground upon which the PBGC under ERISA
Section 4042 could demand termination of the ERISA Affiliate Plan or appointment of itself or its nominee as trustee thereunder. The PBGC has not instituted or threatened a proceeding to terminate an ERISA Affiliate Plan subject to Title IV of ERISA. All PBGC premiums due on or before the Closing Date with respect to each ERISA Affiliate Plan subject to Title IV of ERISA have been paid in full or appropriately accrued on the balance sheet of the Seller or any ERISA Affiliate, including late fees, interest and penalties, if and to the extent applicable. Neither Gibraltar or any ERISA Affiliate has any liability under Section 4062, 4063, 4064 or 4069 of ERISA. None of the ERISA Affiliate Plans is a multiemployer plan.

         (c)   Each  ERISA   Affiliate  Plan  complies  in  form  and  has  been
administered  in  operation  in  all  material  respects  with  all   applicable
requirements of law.

         3.19 INTELLECTUAL PROPERTY. Gibraltar owns or has licenses to use all intellectual property necessary to carry on the Business as presently conducted, and to its knowledge the use of any such intellectual property licensed from a third party does not infringe upon or otherwise violate any intellectual property rights of any third party. Neither the Seller nor Gibraltar has received any written notice alleging that the use of such intellectual property infringes upon or otherwise violates any intellectual property rights of any third party. Gibraltar owns no copyright or trademark registrations or patents. The only servicemarks and logos used by Gibraltar in connection with its Business are GIBRALTAR and the Rock of Gibraltar logo (collectively, the "GIBRALTAR MARKS"). The use of the Gibraltar Marks by Gibraltar does not infringe upon or otherwise violate any intellectual property rights of any third party. Neither the Seller nor Gibraltar has received any written notice alleging that its use of the Gibraltar Marks infringes the intellectual property rights of any third party. Gibraltar uses the Gibraltar Marks pursuant to a license from the Seller (the "GIBRALTAR MARKS LICENSE").

         3.20 GOVERNMENTAL CONSENTS. Except as set forth in Schedule 3.20, no consent, authorization, order or approval of, or filing or registration with, any governmental authority, board or other regulatory body is required for or in connection with the execution and delivery of this Agreement by the Seller and each other agreement required to be executed and delivered by the Seller pursuant hereto or the consummation by the Seller of the transactions contemplated hereby and thereby, except for (i) the notifications to be given to, and the approval to be obtained from, the State Insurance Commissioner, (ii) notifications and filings under the HSR Act; and (iii) those as may be necessary as a result of any facts or circumstances relating solely to the Purchaser.

         3.21 CONTRACTS AND BINDING COMMITMENTS. (a) Schedule 3.21 contains a true and complete list, as of the date hereof, of all contracts, agreements or arrangements (but, with respect to the contracts, agreements or arrangements entered into prior to November 16, 1994, only to the extent available or known to Gibraltar after conducting a reasonable investigation of its records) of the following types to which Gibraltar is a party or by which Gibraltar's assets or Property are or may be bound ("CONTRACTS"), as such Contracts may have been amended, modified or supplemented:

               (i)   All Contracts out of the ordinary course of business;

               (ii) All Contracts or similarly binding arrangements with any Person containing any provision or covenant limiting the ability of Gibraltar to engage in any line of business or compete with any Person;

               (iii) All partnership, joint venture or profit-sharing Contracts with any Person (other than participations in reinsurance arrangements and underwriting agreements entered into in the ordinary course of business);

               (iv) Except with respect to the agreements and arrangements to be terminated as set forth on Schedule 7.6, all Contracts relating to the borrowing of money, or the direct or indirect guarantee of any obligation for, or Contract to service the repayment of, borrowed money or any other liability in respect of indebtedness for borrowed money of any other Person, including any Contract relating to (A) the maintenance of compensating balances that are not terminable by Gibraltar without penalty upon not more than 30 days' notice, (B) any lines of credit, (C) the payment for property, products or services which are not conveyed, delivered or rendered, (D) any obligation to keep-well, make-whole or maintain working capital or earnings levels or perform similar requirements or (E) the guarantee of any lease or other similar periodic payments to be made by any other Person;

               (v) All leases, subleases or rental or use Contracts to which Gibraltar is a party with respect to personal property used by Gibraltar in the conduct of its business operations or affairs;

               (vi) All Contracts relating to the future disposition or acquisition of any investment in any Person or of any interest in any business enterprise (other than the disposition or acquisition of portfolio investments in the ordinary course of business), and all Contracts requiring Gibraltar to purchase any security (other than such purchases of portfolio investments in the ordinary course of business);

               (vii) All Contracts between or among (x) Gibraltar and (y) the Seller or any of the Seller's Affiliates or any director, officer or employee of the Seller;

               (viii) All reinsurance pools pursuant to which Gibraltar has assumed reinsurance risks and all assigned risk pools in which Gibraltar is participating;

               (ix) All Contracts relating to computer software licensing or data processing services utilized in its Business;

               (x) All Contracts relating to licenses of trademarks, trade names, service marks or other similar property rights;

               (xi) Each Contract (other than Contracts cancelable at will) involving payments of more than, or a series of payments which in the aggregate are more than, $100,000 during its term for the purchase of materials, supplies or services or which has a term of or requires the performance of obligations in excess of, six months; and

               (xii) Any power of attorney which is presently effective and outstanding other than powers of attorney which exist as a matter of law or which have been granted pursuant to requirements of applicable state insurance or securities regulatory authorities;

         (b) All the Contracts are valid and binding in all material respects in accordance with their terms and are in full force and effect. Gibraltar has not breached any provision of, and is not in material default under the terms of, any Contract. No condition exists or event has occurred which, with or without notice or the passage of time or both, would constitute a breach of, or a default under, any Contract by Gibraltar. To the knowledge of Gibraltar, no other party to any Contract has breached any provision of, or is in default under the terms of, any Contract, other than in connection with insurance or reinsurance agreements where Gibraltar is in good faith disputing coverage.

         3.22 INSURANCE AND REINSURANCE. Except with respect to information relating to outstanding facultative certificates, Schedule 3.22 contains a true and complete list, as of the date hereof, of all the contractual reinsurance, insurance and commutation agreements entered into since January 1, 1995 to which Gibraltar is a party. Except as set forth in Schedule 3.22, (i) the reserves recorded for potential liabilities that Gibraltar may incur pursuant to the contractual reinsurance, insurance and commutation agreements listed in Schedule
3.22 are properly determined in accordance with the applicable statutory and GAAP requirements; (ii) receivables due to Gibraltar pursuant to such reinsurance, insurance and commutation agreements have been properly recorded in the books of account of Gibraltar and reflected in its Annual Statements and
GAAP Financials for the year ended December 31, 1999 and its Quarterly Statements for periods subsequent to December 31, 1999 and to the knowledge of Gibraltar are collectible (less any reserves for uncollectability) in due course; and (iii) no notice of intended cancellation has been received by Gibraltar in connection with the contractual reinsurance, insurance and commutation agreements listed on Schedule 3.22. Any letters of credit held by Gibraltar that support receivable balances from unauthorized reinsurers comply in all material respects with the applicable insurance laws or regulations.

         3.23 OPERATIONS INSURANCE. Schedule 3.23 contains a summary description of all liability, property and casualty, workers compensation, directors and officers liability, surety bonds, key man life insurance and other similar insurance contracts that insure Gibraltar or its Business specifying the insurer (including whether the insurer is an Affiliate of the Seller or Gibraltar), the amount of coverage, the type of insurance under each such policy and whether such insurance will continue to be applicable to Gibraltar following the Closing. All such insurance is in full force and effect as of the date hereof and will be in full force and effect on the Closing Date. No notice of cancellation or termination has been received by the Seller or Gibraltar with respect to any such policy. To the knowledge of Gibraltar, such insurance is in accordance with normal industry practice including self insurance and, in light of the Business of Gibraltar, is in amounts and provides coverage that is reasonable, adequate and customary for Persons in similar Businesses.

         3.24  TAXES.  Except as set forth on Schedule 3.24,

                       (i) The amount accrued on the December 31 Balance Sheet for all Taxes imposed by any taxing authority are adequate to cover all material unpaid Tax liabilities, whether or not disputed, that have accrued with respect to or are applicable to all years or periods ending on or prior to December 31, 1999 and for which Gibraltar may be directly or contingently liable in its own right or as a transferee of the assets of, or successor to, any Person.

                       (ii) Gibraltar has not incurred any material Tax liabilities other than in the ordinary course of business for any taxable yearfor which the applicable statute of limitations has not expired; there are no Tax liens (other than liens for current Taxes not yet due and payable) upon the properties or assets of Gibraltar.

                       (iii) Gibraltar  has not  granted  or been  requested  in
               writing to grant waivers of any statute of limitations applicable to any claim for Taxes which requests are pending or waivers are currently in effect.

                       (iv) No member of the Consolidated Group has waived or been requested in writing to waive any statute of limitations in respect of Taxes for which Gibraltar may be liable which requests are pending or waivers are currently in effect.

                       (v) All Tax Returns for Gibraltar required by applicable law to have been filed for Gibraltar prior to the Closing Date (taking into account extensions) have been filed. All Taxes shown as due on all such Tax Returns have been paid. Each such Tax Return is true and correct in all material respects.

                       (vi) Either all of the income Tax Returns that include the operations of Gibraltar have been audited by the Internal Revenue Service or the appropriate taxing authority and all liabilities therefor have been paid in full, or the statute of limitations with respect to assessment of Taxes for the period for which such Tax Returns were required to be filed has expired. No material issues have been raised in writing in any examination by any taxing authority with respect to the business and operations of Gibraltar for any taxable period for which the statute of limitations with respect to assessment of Taxes for such taxable period has not expired.

                       (vii) No federal, state, local or foreign audits or other administrative proceeding or court proceeding exist with regard to any Taxes or Tax Returns of Gibraltar. Gibraltar has not received any written notice that an audit or other administrative proceeding is pending or threatened with respect to any Taxes due from or with respect to Gibraltar or any Tax Return filed by or with respect to Gibraltar.

                       (viii) No  written  position  has  been  taken on any Tax
               Return with respect to the business or operations of Gibraltar for a taxable year for which the statute of limitations for the assessment of any Taxes with respect thereto has not expired that is directly in violation of the Code, final or temporary Treasury regulations promulgated under the Code, or published Internal Revenue Service revenue rulings promulgated under the Code and not superseded.

                       (ix) All material Taxes which Gibraltar is required by law to withhold or collect, including without limitation, sales and use taxes, and amounts required to be withheld for Taxes of employees, have been duly withheld or collected and , to the extent required, have been paid over to the proper governmental authorities or are held in separate bank accounts for such purpose.

                       (x)    The Seller is not a "foreign person" as defined in
               Section 1445(f)(3) of the Code.

                       (xi)   Gibraltar  is  not  a  party to any joint venture,
               partnership or other arrangement or contract which is treated as a partnership for Federal income tax purposes other than any joint venture, partnership or other arrangement or contract that is held as a portfolio investment in the ordinary course of business. Gibraltar is not a party to any tax sharing agreement, other than the tax sharing agreement currently in effect among the members of the Consolidated Group, a true, complete and correct copy of which is attached hereto in Schedule 3.24.

                       (xii) None of the assets of Gibraltar constitutes tax-exempt bond financed property or tax-exempt use property within the meaning of Section 168 of the Code, and none of the assets reflected on the December 31 Balance Sheet is subject to a lease, safe harbor lease or other arrangement as a result of which Gibraltar is not treated as the owner for Federal income tax purposes.

                       (xiii) Gibraltar  has  not  made  or become  obligated to
               make, and will not as a direct result of the sale contemplated herein become obligated to make, any "excess parachute payment" as defined in Section 280G of the Code (without regard to subsection (b)(4) thereof).

                       (xiv) The basis of all depreciable or amortizable assets, and the methods used in determining allowable depreciation or amortization (including cost recovery) deductions of Gibraltar, are correct and in compliance with the Code and the Treasury regulations thereunder in each case, in all material respects.

                       (xv) All Surplus Notes will be canceled on or before the Closing in transactions that did not create cancellation of indebtedness income to Gibraltar.

                       (xvi) Gibraltar is not required to include in income any adjustment pursuant to Section 481(a) of the Code for any Tax period after the Closing Date by reason of any voluntary or involuntary change in accounting method for a Tax period ending on or before the Closing Date (nor has any taxing authority proposed in writing any such adjustment or change of accounting method).

                       (xvii)  None  of the assets of Gibraltar are subject to a
               consent   pursuant  to  Section  341(f)  of  the  Code  (or   any
               predecessor provision).

                       (xviii) No excess loss account exists with respect to the
               stock of a member of the Consolidated Group that is a direct or indirect subsidiary of Gibraltar under Treasury regulation
               Section 1.1502-19 (or similar provision under state, local or foreign law).

                       (xix) Gibraltar has not executed, entered into nor is subject to any closing agreement pursuant to Section 7121 of the Code, or any predecessor provisions thereof or any comparable provisions of state, local or foreign law with respect to any period for which the statute of limitations has not expired.

                       (xx) No power of attorney has been granted by or with respect to Gibraltar with respect to any matter relating to Taxes, which is currently effective.

                       (xxi) Gibraltar has filed its Federal income tax returns as an insurance company subject to subchapter L of the Code.

Notwithstanding  anything  to the  contrary in this  Agreement,  nothing in this
Section 3.24 shall cause the Seller to be liable for any Taxes for which the Seller is not expressly liable pursuant to Section 7.4.

         3.25 ACCOUNTS WITH FINANCIAL INSTITUTIONS. Schedule 3.25 sets forth a true and correct list, as of the date hereof, of all safe deposit boxes, bank accounts, custody accounts and other time, demand, statutory or regulatory deposits of Gibraltar, together with the names and address of the applicable financial institution or other depository, the account number and the names of all persons authorized to draw thereon or who have access thereto.

         3.26 BROKER'S, FINDER'S OR SIMILAR FEES. There are no brokerage commissions, finder's fees or similar fees or commissions payable in connection with the transactions contemplated hereby based on any agreement, arrangement or understanding with the Seller, or any action taken by the Seller, except for a fee payable by the Seller to Goldman, Sachs & Co. or except as otherwise disclosed to the Purchaser in writing. Neither the Purchaser nor Gibraltar shall have any obligation or responsibility for the payment of said fee.

         3.27 EMPLOYEES. There are no employees of Gibraltar. Schedule 3.27 sets forth a true and correct list as of the date hereof of the titles or job descriptions and the hourly rate schedule or aggregate annual compensation and bonuses payable for the current fiscal year of the Employees. The Seller's relationship with the Employees is good and no labor dispute or disturbance exists and, to the knowledge of Gibraltar, none is threatened. None of the Employees is covered by any collective bargaining agreement.

         3.28 ACTIONS TAKEN PRIOR TO DECEMBER 31, 1999. Prior to December 31, 1999 and in connection with the transactions contemplated by this Agreement, Gibraltar (i) received a capital contribution from the Seller in the amount of $64,168,131; and (ii) increased the total amount of its Loss Reserves by (1) $80,000,000 above the level carried at December 31, 1998, less (2) Gibraltar's net incurred losses (excluding the $80,000,0000 increase in its Loss Reserves), for the period January 1, 1999 through June 30, 1999.

         3.29 DISPUTE RESOLUTION. Pursuant to the Report of the Independent Examiner issued on December 20, 1999 to Gibraltar and Everest Re, the aggregate claim of Everest Re against Gibraltar was reduced by the amount of $60,800,000 and the amount of such reduction has not been used by Gibraltar to reduce its Loss Reserves.

         3.30 GAAP BOOK VALUE. The GAAP Book Value on the Closing Date will be at least $55,800,000.

         3.31 INFORMATION SUPPLIED. None of the information supplied or to be supplied by the Seller in writing specifically for any document to be filed with any regulatory agency by the Seller, Gibraltar or the Purchaser in connection with the transactions contemplated by this Agreement will, at the respective times filed with such regulatory agency, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.

         3.32 ACCURACY OF STATEMENTS. Neither this Agreement nor any schedule, certificate or other agreement furnished or to be furnished by or on behalf of the Seller to the Purchaser or any representative or Affiliate of the Purchaser in connection with this Agreement contains or will contain any untrue statement of a material fact.

                                   ARTICLE IV
                 REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

         REPRESENTATIONS   AND  WARRANTIES  OF  THE  PURCHASER.   The  Purchaser
represents and warrants to the Seller as follows:

         4.1 DUE INCORPORATION AND AUTHORITY. The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to execute and deliver this Agreement and each other agreement required to be executed and delivered by the Purchaser pursuant hereto, to perform its obligations hereunder and thereunder, and to consummate the transactions contemplated hereby and thereby. The execution, delivery and performance by the Purchaser of this Agreement and each other agreement required to be executed and delivered by the Purchaser pursuant hereto, and the consummation by the Purchaser of the transactions contemplated hereby and thereby, have been duly and validly authorized by all necessary corporate action, and no other corporate proceedings on the part of the Purchaser are necessary to authorize the execution, delivery and performance by the Purchaser of this Agreement and each of the other agreements contemplated by this Agreement, or the consummation of the transactions contemplated hereby and thereby. This Agreement has been duly and validly executed and delivered by the Purchaser and constitutes a legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting creditors' rights generally and except as rights to specific enforcement may be limited by the application of equitable principles (whether such equitable principles are applied in a proceeding at law or in equity).

         4.2 NO VIOLATION . Neither the execution, delivery nor performance of this Agreement by the Purchaser, nor the purchase of the Shares pursuant to this Agreement or the consummation by the Purchaser of the transactions contemplated hereby, will, with or without the giving of notice or the passage of time, or both, (i) violate any provision of the Governing Instruments of the Purchaser; (ii) violate or result in any breach of or constitute a default under, or give rise to a right of termination or cancellation of, or accelerate the performance required by any terms of, as the case may be, any contract, agreement, lease, license, mortgage, note, reinsurance agreement, franchise, permit or instrument to which the Purchaser is a party or by which any of its assets is bound, or result in the creation of any material Lien upon any of the property owned by it; (iii) violate any law, regulation, judgment, order, writ, injunction or decree of any court, governmental body (domestic or foreign) or administrative agency of any jurisdiction; or (iv) require the consent or approval of any third parties; other than, in the case of (ii), (iii) and (iv), such violations, breaches, defaults, terminations, cancellations, accelerations, consents, approvals and Liens, the failure to obtain or the creation of which would not in the aggregate reasonably be expected to have a Material Adverse Effect on the Purchaser.

         4.3 CONSENTS. No consent, authorization, order or approval of, or filing or registration with, any governmental authority, board or other regulatory body is required for or in connection with the execution and delivery of this Agreement by the Purchaser or the consummation by the Purchaser of the transactions contemplated hereby, except for (i) the notifications to be given to, and the approvals to be obtained from, the State Insurance Commissioner; (ii) notifications and filings under the HSR Act; and (iii) as may be necessary as a result of any facts or circumstances relating solely to the Seller.

         4.4 FINANCING. As of the date of this Agreement, the Purchaser has no reason to believe that it will not be able timely to perform its obligations under this Agreement. The Purchaser or any permitted assignee of the Purchaser has sufficient financial resources to consummate the transactions contemplated hereby and to pay all of the Purchaser's, or such permitted assignee's, fees and expenses.

         4.5 BROKER'S, FINDER'S OR SIMILAR FEES. There are no brokerage commissions, finder's fees or similar fees or commissions payable in connection with the transactions contemplated hereby based on any agreement, arrangement or understanding with the Purchaser, or any action taken by the Purchaser.

         4.6 PURCHASE FOR INVESTMENT. The Purchaser represents that it is acquiring the Shares for its own account for investment and not with a view to or in connection with their distribution and will not sell or transfer such Shares in violation of the Securities Act and the rules and regulations promulgated thereunder. The Purchaser is a sophisticated institutional "accredited investor" within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act. The Purchaser acknowledges that the Shares are not registered under the Securities Act and constitute "restricted securities" under Rule 144 thereunder.

         4.7 INFORMATION SUPPLIED. None of the information supplied or to be supplied by the Purchaser in writing specifically for any document to be filed with any regulatory agency by the Purchaser, Gibraltar or the Seller in connection with the transactions contemplated by this Agreement will, at the respective times filed with such regulatory agency, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.

         4.8 INDEMNIFICATION. To the knowledge of the Purchaser there are no other indemnification or guarantee obligations of Gibraltar or any Third Party in respect of the Business of Gibraltar other than those listed on
Schedule 6.3.

                                    ARTICLE V
                   COVENANTS OF THE SELLER PENDING THE CLOSING

         5.1 OPERATIONS IN THE ORDINARY COURSE. Prior to the Closing Date, the Seller agrees to cause the Business of Gibraltar to be operated only in the ordinary course consistent with past practice, except as otherwise contemplated by this Agreement or except as provided in Schedule 5.1. Prior to and including the Closing Date and except as otherwise contemplated by this Agreement, the Seller shall cause Gibraltar to (a) maintain insurance coverages and its books, accounts and records in the usual manner on a basis consistent with past practice; (b) comply in all material respects with all laws, ordinances and regulations of governmental authorities applicable to Gibraltar; (c) maintain and keep its properties and equipment in good repair, working order and condition, subject to normal wear and tear; (d) perform in all material respects its obligations under all Contracts to which it is a party and (e) use its commercially reasonable efforts to maintain and preserve its Business.

         5.2  INTENTIONALLY OMITTED.

         5.3 RESTRICTIONS. Except as otherwise set forth in Schedule 5.3 or contemplated by this Agreement, subsequent to the date of this Agreement and prior to the Closing Date without the prior written consent of the Purchaser, the Seller agrees to cause Gibraltar not to or (where and only to the extent noted below) Seller agrees not to:

              (a) incur any indebtedness or encumber or grant any Lien (other than Permitted Liens) on any asset of Gibraltar;

              (b) Seller agrees not to grant or promise to grant to any of the Employees, any new or increased salary, commission, fee or other benefit, other than those that are consistent with the Seller's current compensation plan or as may be required by law and excluding any stay or transaction bonuses paid or payable to Employees by the Seller in connection with this transaction or, make any commitment to any Employee regarding such Employee's employment by Gibraltar subsequent to the Closing provided, however, for purposes of this Section 5.3(b), the term "commitment" shall not include any discussion by the Seller with any Employee with respect to the Seller's Employee Benefit Plans;

              (c) hire any new employees or agents or enter into any written employment agreements except to the extent necessary to replace an Employee who has been terminated or has resigned;

              (d) issue or sell any security issued by Gibraltar, grant any option, warrant or any other right to purchase or convert any obligation into any security issued by Gibraltar;

              (e)  declare  or  pay  any  dividend  on,  or   make   any   other
         distribution in respect of the Shares;

              (f) amend any of its Governing Instruments, except as required to change the name of Gibraltar;

              (g) merge or consolidate with any other Person, acquire all or substantially all the assets of any other Person or sell, transfer or otherwise dispose of any part of its assets other than sales of portfolio investments in the ordinary course of business;

              (h)  enter into any leases for real property or personal property;

              (i) Seller agrees not to terminate the employment of any Employee except in the ordinary course consistent with past practice; provided that the Seller shall have no liability to the Purchaser for the failure to keep the services of any Employee who voluntarily resigns;

              (j) except as provided in Section 7.6, forfeit, abandon, modify, waive, terminate or otherwise change Gibraltar's rights, duties or obligations under any of the Contracts other than in the ordinary course consistent with past practice;

              (k) forfeit, abandon, modify, waive, terminate or otherwise change Gibraltar's licenses, operating rights or registrations;

              (l) pay any amounts in settlement or compromise of any suits or claims against Gibraltar, other than insurance or reinsurance claims paid in the ordinary course of business;

              (m) make any loans, advances or capital contributions to any other Person;

              (n) acquire any assets other than in the ordinary course of business;

              (o) enter into any contract, agreement or license that is material or is not in the ordinary course of business;

              (p)  change any of its accounting or investment policies;

              (q) enter into any transaction with or pay any amount to the Seller or its Affiliates involving an amount in excess of or a series of related amounts that in the aggregate are in excess of $100,000, including the transfer of investments or other assets of Gibraltar, but excluding amounts payable to the Seller or any of its Affiliates pursuant to the Service Contract that in the aggregate are less than $1,500,000 per quarter;

              (r)  after  the  applicable waiting period under the HSR Act shall have expired or early termination shall have been granted in connection with this Agreement, pay or settle any insurance or reinsurance claims (other than pursuant to agreements in existence prior to the date hereof) (i) in excess of two hundred fifty thousand dollars ($250,000) but equal to or less than two million five hundred thousand dollars ($2,500,000), without notifying the Purchaser on a monthly basis of the payment or settlement of such claims; (ii) in excess of two million dollars five hundred thousand ($2,500,000), but equal to or less than five million dollars

         ($5,000,000), without providing notice to the Purchaser in advance of the payment or settlement of such claims and consulting with the Purchaser with respect thereto; or (iii) in excess of five million dollars ($5,000,000), without the prior written consent of the Purchaser, which consent shall not be unreasonably withheld;

              (s) reduce the amount of any of its Loss Reserves except on account of payments in the ordinary course of business consistent with past practice; or

              (t)  enter into any Contract to do any of the foregoing.

         5.4 INVESTMENT PORTFOLIO. Prior to the Closing Date, the Seller shall cause Gibraltar to update the Investment Portfolio as of the end of each month and shall deliver the updated Investment Portfolio to the Purchaser as promptly as practicable, but in no event later than thirty days after the end of such month.

         5.5 INVESTIGATION BY THE PURCHASER. (a) Prior to the Closing Date, upon reasonable notice, the Seller will cause Gibraltar to give the Purchaser and its agents access at all reasonable times and upon reasonable prior notice to the properties and non-privileged, non-proprietary portions of its books and records, employees, accountants and actuaries of Gibraltar and furnish to the Purchaser and its agents such non-privileged, non-proprietary portions of its documents, financial, operating data and other information (including information concerning Loss Reserves) with respect to the Business and Property of Gibraltar as the Purchaser or its agents shall from time to time reasonably request.

              (b) The Purchaser acknowledges and agrees that it (i) has made its own inquiry and investigation into, and, based thereon, has formed an independent judgment concerning, Gibraltar and its Business, (ii) has been furnished with or given adequate access to such information about Gibraltar and its Business as it has requested, and (iii) will not assert (except pursuant to the terms of Section 12) any claim against the Seller or any of its directors, officers, employees, agents, stockholders, affiliates, consultants, investment bankers or representatives, or hold the Seller or any such persons liable, for any inaccuracies, misstatements or omissions with respect to information furnished by the Seller or such persons concerning the Seller, Gibraltar or the Business of Gibraltar in connection with the transactions contemplated by this Agreement.

              (c) In connection with the Purchaser's investigation of Gibraltar and its Business, the Purchaser received from the Seller certain estimates, projections and other forecasts for Gibraltar, and certain plan and budget information. The Purchaser acknowledges that there are uncertainties inherent in attempting to make such estimates, projections, forecasts, plans and budgets, that the Purchaser is familiar with such uncertainties, that the Purchaser is taking full responsibility for making its own evaluation of the adequacy and accuracy of all estimates, projections, forecasts, plans and budgets so furnished to it, and that the Purchaser will not assert any claim against the Seller or any of its affiliates or any of its directors, officers, employees, agents, stockholders, affiliates, consultants, investment bankers or representatives, or hold the Seller or any such persons liable with respect thereto. Accordingly, the Seller makes no representation or warranty, either express or implied, with respect to any such estimates, projections, forecasts, plans or budgets.

         5.6 FINANCIAL STATEMENTS. (a) The Seller shall provide to the Purchaser as promptly as practicable, but in any event, prior to the Closing Date, the audited balance sheets of Gibraltar as of December 31, 1999 and December 31, 1998 and the related statements of income, stockholders' equity and cash flow for the two years then ended, including the related notes thereon, prepared in accordance with GAAP and the audited statutory statements of Gibraltar for the years ended December 31, 1999 and December 31, 1998 prepared in accordance with Statutory Accounting Principles.

              (b) Through the Closing Date the Seller shall provide to the Purchaser as promptly as practicable, but in no event later than thirty (30) days after the end of each fiscal quarter, (a) the unaudited quarterly balance sheets of Gibraltar and related statements of income and cash flows for the period then ended, each of which shall present fairly the financial position of Gibraltar as of the balance sheet date and its results of operations and cash flows for the period then ended in conformity with GAAP, and will include all adjustments, consisting of normal recurring accruals, which in the opinion of the Seller are consistent for a fair presentation of results on an interim basis; and (b) copies of the Quarterly Statements filed by Gibraltar which shall be prepared in accordance with Statutory Accounting Principles.

              (c) The Seller shall provide to the Purchaser as promptly as practicable, not in no event later than thirty days after the Closing Date, an unaudited balance sheet of Gibraltar as of the Closing Date and the related statement of income, stockholders' equity and cash flow for the period then ended prepared in accordance with GAAP.

         5.7 REGULATORY FILINGS AND COMPLIANCE. (a) The Seller will furnish the Purchaser with such information as the Purchaser may reasonably request in connection with any application or notification the Purchaser may make to applicable Federal, State, local or foreign law authorities in connection with the transactions contemplated hereby.

              (b)  The Seller shall promptly  prepare  and  file  and  prosecute diligently (including responding promptly to all reasonable requests for supplemental information) with the appropriate regulatory agency or body all documentation and information required by law or requested by such agency or body to be filed by the Seller or Gibraltar to permit consummation of the transactions contemplated hereby. The Seller shall prepare and file or cause to be prepared and filed promptly, and in any event within twenty Business Days of the date of this Agreement, the notifications and filings required to be made under the HSR Act in connection with the transactions contemplated hereby. The Seller shall use all commercially reasonable efforts to obtain prompt favorable action from any such agency or body.

              (c) The Seller shall timely deliver to the Purchaser copies of all documents filed after the date hereof with regulatory authorities by the Seller with respect to the transactions contemplated hereby or by Gibraltar, and copies of all correspondence after the date hereof to and from such regulatory authorities in connection therewith. The Seller shall timely deliver to the Purchaser copies of all regulatory reports that may be filed after the date hereof with respect to Gibraltar.

         5.8 INTERCOMPANY ACCOUNTS; SURPLUS NOTES. (a) All receivables, if any, of Gibraltar from the Seller or its Affiliates and all payables, if any, of Gibraltar to the Seller or any of its Affiliates shall be cancelled prior to the Closing without any payment by any Person in respect of such cancellation (or, at the option of the Seller in the case of the Gibraltar payables, paid in accordance with their terms prior to the Closing).

              (b) Prior to the Closing, the Seller shall or shall cause its Affiliates to (i) cancel the Surplus Notes and deliver such notes to Gibraltar without any payment by Gibraltar in respect of such cancellation.

         5.9 TAX MATTERS. All current Federal income Tax receivables or payables of Gibraltar as of the Closing Date shall be determined in accordance with GAAP (calculated assuming full current use of net operating losses and/or capital losses), shall be paid in full in cash by the Seller or Gibraltar, as the case may be, on or prior to the Closing Date, and shall be redetermined and paid accordingly within thirty days after the tax returns of Gibraltar for the taxable year ending on December 31, 1999 and for the taxable year ending on the Closing Date are filed.

         5.10 INVESTMENT INCOME. (a) The Seller shall cause Gibraltar to take an amount equal to its investment income from July 1, 1999 until the later of April 30, 2000 and twenty days after the later of (i) the receipt of all consents, approvals and waivers of the State Insurance Commission contemplated by Section 9.1 and (ii) the satisfaction of the condition set forth in Section 9.2, less investment and operating expenses of Gibraltar incurred in the ordinary course of business consistent with past practice during such period and less unrealized and realized depreciation on any bonds (after Taxes) less $4 million of after-tax net investment income, plus unrealized and realized appreciation on any bonds (after Taxes) during such period, collectively, and use such amount to increase its Loss Reserves. Any such increase in the Loss Reserves of Gibraltar pursuant to this Section 5.10 shall be made in conformity with GAAP.

              (b) No more than ten Business Days prior to the Closing Date, the Seller shall cause Gibraltar to liquidate its portfolio investments in a commercially reasonable manner and invest the proceeds in short-term investments reasonably satisfactory to the Purchaser.

         5.11 PURCHASE OF SHARES. Prior to the end of the three-month period commencing three trading days after the public announcement by the Purchaser and the Seller of the transactions contemplated by this Agreement, the Seller shall purchase or cause one of its Affiliates (or a trustee or other third party on its behalf) to purchase on The New York Stock Exchange shares of common stock of Everest Re Group, Ltd. in an amount equal to $25,000,000 in the aggregate; provided, however, that the Seller shall be obligated to purchase such securities pursuant to this Section 5.11 only if the average daily closing prices for such securities on such exchange during such three-month period is $25 per share or less (such price to be adjusted to equitably reflect any stock splits, stock dividends, recapitalizations or other similar transactions occurring during such three-month period).

         5.12 GIBRALTAR MARKS LICENSE. The Gibraltar Marks License shall be terminated upon the Closing of this Agreement and thereafter neither the Purchaser nor Gibraltar shall have any rights to use the Gibraltar Marks in any manner.

                                   ARTICLE VI
                 COVENANTS OF THE PURCHASER PENDING THE CLOSING

         6.1 REGULATORY AND OTHER CONSENTS. The Purchaser shall prepare and file or cause to be prepared and filed promptly, and in any event within twenty Business Days of the date of this Agreement, the notification and filings required to be made under the HSR Act in connection with the transactions contemplated hereby, and shall file or cause to be filed within ten Business Days of the date of this Agreement the filings with the State Insurance Commissioner contemplated by Section 9.1. The Purchaser will promptly file or cause to be filed, and prosecute diligently (including responding promptly to all reasonable requests for supplemental information), all other applications and documents required to be filed with applicable authorities, including all amendments thereto, in order to effect as soon as practicable the transactions contemplated hereby, including filings with the appropriate authorities of the states, countries and other jurisdictions where such filings are required for the consummation of the transactions contemplated hereby. The Purchaser will use all commercially reasonable efforts promptly to obtain the consent or approval of the State Insurance Commissioner and other appropriate authorities whose consent or approval will be required to be obtained as a condition to consummation of the transactions herein contemplated. Promptly following the execution hereof, the Purchaser will notify the State Insurance Commissioner and other appropriate authorities of the states, countries and other jurisdictions where such notification is necessary for the consummation of the transactions contemplated hereby.

         6.2 CONFIDENTIAL INFORMATION MEMORANDUM. The Purchaser acknowledges receipt of the Confidential Information Memorandum related to Gibraltar (the "Memorandum"). The Purchaser acknowledges that neither the Seller nor Gibraltar makes any representation or warranty, express or implied, with respect to the Memorandum and that the Purchaser has not relied on the Memorandum in its decision to execute this Agreement but rather has relied solely on the Purchaser's independent investigation of Gibraltar and its Business and on the terms and provisions hereof including the representations and warranties of the Seller and Gibraltar set forth in Article III.

         6.3 RELEASE FROM CERTAIN OBLIGATIONS. The Purchaser will use all commercially reasonable efforts to assist the Seller in arranging for the complete release and discharge of the Seller at or prior to the Closing from its indemnification and guarantee obligations to Gibraltar or any third party in respect of the Business of Gibraltar listed on Schedule 6.3. The form of such release shall be evidenced by one or more duly executed instruments in form satisfactory to the Seller and its counsel.

                                   ARTICLE VII
                            COVENANTS AND AGREEMENTS

         7.1 CONFIDENTIALITY; RETURN OF DOCUMENTS. (a) All information provided to the Purchaser or its Affiliates pursuant hereto shall be subject to the Confidentiality Agreements and all documents (and copies thereof) provided to the Purchaser or its Affiliates shall be promptly returned upon termination of this Agreement.

              (b) Except as provided in Section 7.1(c), neither the Seller nor the Purchaser shall, and each shall cause their respective Affiliates not to, publicly disclose the execution, delivery or contents of this Agreement, other than with the prior written consent of the other party hereto, or other than as required by law or any securities exchange upon prior notice to the other party hereto.

              (c) The Seller and the Purchaser shall agree with each other as to the form and substance of any press release related to this Agreement or the transactions contemplated hereby, and shall consult each other as to the form and substance of other public disclosures related thereto; provided, however, that nothing contained herein shall prohibit either party, following notification to the other party if practicable, from making any disclosure which its counsel determines to be required by law or any securities exchange.

         7.2 EMPLOYEE BENEFIT PLANS. (a) TRANSFERRED EMPLOYEES. Effective as of the Closing Date, the Purchaser shall make offers of employment to those Employees as the Purchaser shall determine in its sole discretion, on such terms and conditions as determined in the sole discretion of Purchaser. Each Employee who accepts the Purchaser's offer of employment and becomes an employee of the Purchaser, Gibraltar or an Affiliate of the Purchaser as of the Closing Date shall be referred to herein as a "Transferred Employee". Transferred Employees shall be eligible to participate in such employee benefit plans, programs, policies or arrangements as are determined from time to time by the Purchaser on substantially the same terms and conditions as apply to similarly situated employees of the Purchaser. The Purchaser shall notify the Seller at the time any Transferred Employee terminates employment with the Purchaser. In addition, the Purchaser shall provide to the Seller such additional information as the Seller may reasonably request relating to the payment of benefits to the Transferred Employees from any ERISA Affiliate Plan which is intended to be subject to Code Section 401(k).

              (b) SERVICE CREDIT. With respect to any Transferred Employee, the Purchaser shall cause service with the Seller, Gibraltar or any of their Affiliates (or their respective predecessors) prior to the Closing Date to be treated as service for all benefit plans and arrangements described in
Section 7.2(a) for all purposes of eligibility and vesting under such benefit plans and arrangements (but not benefit accrual), including for purposes of pre-existing conditions limitations and waiting periods; PROVIDED, HOWEVER, that this Section 7.2(b) shall not require that credit for any prior service be given to the extent it would result in a duplication of benefits.

              (c) ROLLOVER DISTRIBUTION. With respect to any Transferred Employee who (i) as a result of the sale of Gibraltar, becomes eligible to receive an "eligible rollover distribution" (as such term is defined under Code Section 402(f)(2)(A) and Code Section 402(c)(4)) from any defined contribution plan sponsored by the Seller or an ERISA Affiliate of the Seller, and (ii) elects to transfer such eligible rollover contribution from such plans in accordance with the provisions of Code Section 401(a)(31), Purchaser agrees to take all necessary and appropriate action to permit the transfer of such amounts to an "eligible retirement plan" (as such term is used under Code
Section 401(a)(31)) sponsored by the Purchaser or any ERISA Affiliate of the Purchaser on or after the Closing Date; provided, however, that nothing in this paragraph (c) shall require any plan of the Purchaser or any ERISA Affiliate of the Purchaser to accept a rollover contribution consisting of assets other than cash and promissory notes or other evidence of outstanding loans.

         7.3 THE SELLER'S ACCESS TO RECORDS. The Purchaser agrees that after the Closing Date it shall, preserve and keep all books and records of Gibraltar relating to periods prior to the Closing in the Purchaser's possession for a period of at least six years from the Closing Date and the Purchaser shall and shall cause Gibraltar to, allow the Seller to examine and make copies of the books and records pertaining to the Business conducted by Gibraltar pertinent to this Agreement and the transactions contemplated hereby, for reasonable business purposes, including the preparation and examination of Tax Returns and financial statements and conduct of any litigation or regulatory dispute resolution, whether pending or threatened, concerning the Business of Gibraltar pertinent to this Agreement and the transactions contemplated hereby. Access to and copying of such books and records shall be restricted to normal business hours, shall be at the Seller's expense and shall not unreasonably interfere with the Business or operations of the Purchaser or Gibraltar and shall be subject to the Seller agreeing to reasonable restrictions regarding the use and disclosure of confidential information. Before the Purchaser shall dispose of any of such books and records, at least 90 calendar days' prior written notice to such effect shall be given by the Purchaser to the Seller, and the Seller shall be given an opportunity, at its cost and expense, to remove and retain all or any part of such books and records as the Seller may select.

         7.4 TAXES.(a) LIABILITY FOR TAXES; INDEMNIFICATION.(i) The Seller shall be liable for and pay, and indemnify the Purchaser against any and all liability for Taxes, but net of any tax benefits that would be realized by the Purchaser or any of its Affiliates, including Gibraltar, assuming that the payment or accrual of the Taxes with respect to which indemnification is being made would give rise to a currently utilizable tax benefit calculated using the maximum applicable tax rate then in effect, (A) imposed on the Purchaser or Gibraltar as a result of the Seller's breach of any representation made in Section 3.24;
(B) imposed on the Purchaser or Gibraltar as a result of the Seller's breach of any covenant requiring performance after the Closing Date contained in this
Section 7.4; (C) imposed on Gibraltar pursuant to Treasury regulation Section 1.1502-6 or similar provision of state or local law solely as a result of Gibraltar having been a member of the Consolidated Group or, for state or local tax purposes, any other combined filing for Tax purposes; and (D) imposed on Gibraltar, or for which Gibraltar may otherwise be liable, in either case, that relate to any taxable year or period that ends on or before the Closing Date and, with respect to any Straddle Period, the portion of such Straddle Period ending on and including the Closing Date, PROVIDED, HOWEVER, that the Seller shall not have any liability under this Section 7.4 for any breach of a representation made in Section 3.24 or contained in the exhibit thereto or in any document delivered pursuant thereto if the Seller sustains the burden of proof that the chief executive officer, the chief operating officer, the chief financial officer, and/or the tax director of the Purchaser had actual knowledge of such breach on or prior to the date of this Agreement; and PROVIDED FURTHER, HOWEVER, that the Seller shall not indemnify or hold harmless the Purchaser and Gibraltar against, (I) any Taxes shown as a liability or reserve on the December 31 Balance Sheet, (II) any Taxes that result from any actual or deemed election under Section 338 of the Code or any similar provisions of state, local or foreign law as a result of the purchase of the Shares or that result from the Purchaser, any Affiliate of the Purchaser or Gibraltar engaging in any activity or transaction that would cause the transactions contemplated by this Agreement to be treated as a purchase or sale of assets of Gibraltar for federal, state or local Tax purposes, and (III) any Taxes imposed on Gibraltar or for which Gibraltar may otherwise be liable as a result of transactions occurring on the Closing Date that are properly allocable (based on, among other relevant factors, factors set forth in Treas. Reg. ss. 1.1502-76(b)(1)(ii)(B)) to the portion of the Closing Date after the Closing (Taxes described in this proviso, hereinafter "EXCLUDED TAXES"). The Purchaser and the Seller agree that, with respect to any transaction described in clause
(III) of the preceding sentence, Gibraltar and all persons related to Gibraltar under Section 267(b) of the Code immediately after the Closing shall treat the transaction for all federal income tax purposes in accordance with Treas. Reg. ss.1.1502-76(b)(1)(ii)(B), and (to the extent permitted) for other income Tax purposes, as occurring at the beginning of the day following the Closing Date. The Seller shall be entitled to any refund of (or credit for) Taxes allocable to any taxable year or period that ends on or before the Closing Date and, with respect to any Straddle Period, the portion of such Straddle Period ending on and including the Closing Date.

                (ii) The Purchaser shall be liable for and pay, and indemnify the Seller against any and all liability, for (A) all Taxes imposed on Gibraltar, or for which Gibraltar may otherwise be liable, for any taxable year or period that begins after the Closing Date and, with respect to any Straddle Period, the portion of such Straddle Period beginning after the Closing Date and (B) Excluded Taxes. Except as otherwise provided herein, the Purchaser shall be entitled to any refund of (or credit for) Taxes allocable to any taxable year or period that begins after the Closing Date and, with respect to any Straddle Period, the portion of such Straddle period beginning after the Closing Date.

                (iii)  For  purposes  of  paragraphs (a)(i)  and (a)(ii) of this
         Section 7.4, whenever it is necessary to determine the liability for Taxes of Gibraltar for a Straddle Period, the determination of the Taxes of Gibraltar for the portion of the Straddle Period ending on and including, and the portion of the Straddle Period beginning after, the Closing Date shall be determined by assuming that the Straddle Period consisted of two taxable years or periods, one which ended at the close of the Closing Date and the other which began at the beginning of the day following the Closing Date, and items of income, gain, deduction, loss or credit of Gibraltar for the Straddle Period shall be allocated between such two taxable years or periods on a "closing of the books basis" by assuming that the books of Gibraltar were closed at the close of the Closing Date, provided, however, that (A) transactions occurring on the Closing Date that are properly allocable (based on, among other relevant factors, factors set forth in Treas. Reg.ss.1.1502-76(b)
         (1)(ii)(B)) to the portion of the Closing Date after the Closing shall be allocated to the taxable year or period that is deemed to begin at the beginning of the day following the Closing Date, and for this purpose the cancellation of Surplus Notes and the transaction contemplated by Section 9.5 shall be presumed to be pre-Closing Date transactions, (B) exemptions, allowances or deductions that are calculated on an annual basis, such as the deduction for depreciation, shall be apportioned between such two taxable years or periods on a daily basis, and (C) in the case of a franchise or similar Tax not based on income, Tax allocable to the portion of the Straddle Period ending on and including the Closing Date shall be equal to the amount of franchise Tax for the taxable year which would have been imposed if such Tax were determined based on the assets and liabilities of Gibraltar as of the Closing, or the amount of franchise Tax for the taxable year based on the number of Shares outstanding as of the Closing, whichever amount is applicable, in each case multiplied by a fraction, the numerator of which shall be the number of days from the beginning of the taxable year to the Closing Date and the denominator of which shall be the number of days in the taxable year.

                (iv) If, as a result of any action, suit, investigation, audit, claim, assessment or amended Tax Return, there is any change after the Closing Date in an item of income, gain, loss, deduction, credit or amount of Tax that results in an increase in a Tax liability for which the Seller would otherwise be liable pursuant to paragraph
         (a)(i) of this Section 7.4, and such change would result in a decrease in the Tax liability of Gibraltar, the Purchaser or any Affiliate or successor of any thereof for any taxable year or period beginning after the Closing Date or for the portion of any Straddle Period beginning after the Closing Date assuming that Gibraltar, the Purchaser or any Affiliate or successor of any thereof were to claim any loss, deduction, credit or refund which it was eligible to claim as a result of such change and such claim resulted in a currently fully utilizable tax benefit, including any utilizable Tax benefit attributable to an increase in the adjusted Tax basis of the assets of Gibraltar, the Seller shall not be liable pursuant to such paragraph (a)(i) with respect to such increase to the extent of such decrease (and, to the extent such increase in Tax liability is paid to a taxing authority by the Seller or any Affiliate thereof, the Purchaser shall pay the Seller an amount equal to such decrease); provided, however, that if such claim does not result in a currently fully utilizable tax benefit but does result in a utilizable tax benefit in one or more subsequent periods, then Purchaser shall pay the Seller an amount equal to such decrease in a post-Closing Date Tax period no later than the time the statute of limitation expires for adjustments to the Purchaser's or Gibraltar's tax return for the post-Closing Date Taxable year in which Gibraltar claimed the benefit.

                (v) The Seller shall promptly notify Purchaser and Gibraltar of any proposed adjustment of any item on any tax return of the Consolidated Group for any period, if such proposed adjustment would materially affect the tax liability of Gibraltar or the Purchaser for the Straddle Period or any period beginning after or including the Closing Date. The Seller shall advise the Purchaser of the status of any conferences, meetings and proceedings with tax authorities or appearances before any court pertaining to such adjustment or adjustments, and shall advise the Purchaser of the outcome of such proceedings. However, nothing herein shall entitle the Purchaser to interfere with the Seller's right to make any judgments or to take any actions it deems appropriate in connection with the disposition of any such proposed adjustments.

              (b)  TAX  RETURNS  AND  PAYMENTS.  (i)  The  Purchaser shall cause
Gibraltar to consent to join, for all taxable periods of Gibraltar ending on or before the Closing Date for which Gibraltar is eligible to do so, in any consolidated, combined or unitary federal, state, local or foreign income and franchise

Tax Returns which the Seller shall request it to join. The Seller shall cause to be prepared and filed all such consolidated, combined or unitary Tax Returns. The Purchaser agrees to take no position inconsistent, and to cause its Affiliates to take no position inconsistent, with Gibraltar's being a member of the consolidated, combined or unitary group of which the Seller is a member for such periods. The Seller shall cause to be timely paid all Taxes to which such Tax Returns relate for all periods covered by such Tax Returns. Within fifteen
(15) days of the Seller's written request therefor, but in no event earlier than five days prior to the date on which the Seller is required to cause to be paid the related Tax liability, whichever is later, the Purchaser shall pay to the Seller an amount equal to the Taxes for which the Purchaser is liable pursuant to paragraph (a)(ii) of this Section 7.4 but which are payable with a Tax Return to be filed by the Seller pursuant to this paragraph (b).

                (ii) The Seller shall cause to be prepared and the Purchaser shall cause to be timely filed all required federal, state, local and foreign Tax Returns of Gibraltar (other than those to be prepared by the Seller pursuant to Section 7.4(b)(i)) for any period which ends on or before the Closing Date, for which Tax Returns have not been filed as of the Closing Date. The Seller shall provide a copy of all such Tax Returns to the Purchaser within thirty (30) days of their completion. The Purchaser shall cause to be prepared and timely filed all required federal, state, local and foreign Tax Returns of Gibraltar (other than those to be prepared by the Seller pursuant to Section 7.4(b)(i)) for any Straddle Period. The Purchaser shall submit all such Tax Returns to the Seller no later than 30 days prior to the due date for filing such Tax Returns for review and approval in writing by the Seller, which approval may not be unreasonably withheld.

                (iii) The Purchaser shall timely cause to be paid all Taxes for the periods to which the Tax Returns to be caused to be filed by the Purchaser pursuant to clause (ii) of this paragraph (b) relate. The Seller shall pay to the Purchaser an amount equal to the Taxes for which the Seller is liable pursuant to paragraph (a)(i) of this Section
         7.4 but which are payable with any Tax Return to be filed by the Purchaser pursuant to this paragraph upon the written request of the Purchaser, which request shall set forth in detail the computation of the amount owed by the Seller, within fifteen days of the Purchaser's written request therefor but in no event earlier than five days prior to the date on which the Purchaser is required to cause to be paid the related Tax liability, whichever is later.

                (iv) If the Seller's liability pursuant to Section 7.4(a)(i) with respect to Taxes of Gibraltar for the portion of a Straddle Period ending on and including the Closing Date is less than the payments previously made by or credited to Gibraltar with respect to such Straddle Period, the Purchaser shall cause Gibraltar to pay to the Seller the excess of such previous payments over such Tax liability of the Seller within fifteen days of Gibraltar's receiving the benefit of such excess payments through a reduction in any Tax payment required to be made by Gibraltar after the Closing.

                (v) Neither the Purchaser nor any Affiliate of the Purchaser shall (or shall cause or permit Gibraltar
         to)   amend,   refile   or    otherwise    modify    (or    grant    an
         extension of any statute of limitation with respect to) any Tax Return relating in whole or in part to Gibraltar with respect to any taxable year or period ending on or before the Closing Date (or with respect to any Straddle Period) without the prior written consent of the Seller.

              (c) ASSISTANCE AND COOPERATION. After the Closing Date, each of the Seller and the Purchaser shall (and shall cause their respective Affiliates to) assist the other party in (i) preparing any Tax Return which such other party is responsible for preparing in accordance with paragraph (b) of this
Section 7.4, and (ii) contesting any proposed adjustment in an audit examination or otherwise by any government taxing authority of any Tax Return referred to in clause (i), which assistance shall include (x) making available to the other, as reasonably requested, and to any taxing authority all information, records or documents relating to Tax liabilities or potential Tax liabilities of Gibraltar for all periods prior to or including the Closing Date and (y) preserving all such information, records and documents until the expiration of any applicable statute of limitations or extensions thereof. After the expiration of any applicable statute of limitations or extensions thereof, before any such information, records and documents are disposed of, at least ninety calendar days prior written notice to such effect shall be given to the other party and such other party shall be given an opportunity at its cost and expense to remove and retain all or any part of such information, records and documents as it may select. The Purchaser shall cause Gibraltar to prepare and provide to the Seller a package of Tax information materials, including, without limitation, schedules and work papers (the "Tax Package") required by the Seller to enable the Seller to prepare Tax Returns required to be prepared by it pursuant to paragraph (b) of this Section 7.4. The Tax Package shall be completed in accordance with past practice, including past practice as to providing such information and as to the method of computation of separate taxable income or other relevant measure of income of Gibraltar. Such tax information packages shall be provided to the Seller within 45 days after the Seller's request therefor. Notwithstanding any other provisions hereof, each party shall bear its own expenses in complying with the foregoing provisions.

              (d) TAX ELECTIONS GENERALLY. Without the prior written consent of the Purchaser, Gibraltar shall not make or change any Tax election, change an annual Tax accounting period, adopt or change any method of Tax accounting, enter into any closing agreement, settle or compromise any Tax claim or assessment, surrender any right to claim a Tax refund, consent to any extension or waiver of the limitations period applicable to any Tax claim or assessment or take or omit to take any other action except, in each case, in the ordinary course of business consistent with past practice, if any action or omission referred to above would (i) have a legally binding effect upon Gibraltar with respect to items in any taxable year ending on or before the Closing Date or any Straddle Period (including without limitation, under a closing agreement pursuant to Section 7121 of the Code or comparable provision under state, local or foreign law) and (ii) have the effect of materially increasing the Tax liability of Gibraltar with respect to any taxable year that ends after the Closing Date or any Straddle Period

              (e) TREATMENT OF REQUIRED RESERVE INCREASES. (i) The Purchaser and the Seller agree that the Federal income tax deduction for the Required Reserve Increases, after appropriate discounting as required by Sections 832 and 846 of the Code, shall be claimed by Gibraltar in a taxable year ending on or prior to the Closing Date, and that except as provided in this Section 7.4(e), Gibraltar shall not increase its discounted unpaid losses for an amount attributable to the Required Reserve Increases in any taxable year commencing after the Closing Date.

                (ii) In the event that the Internal Revenue Service ultimately determines that Gibraltar may not appropriately claim a deduction in a pre-Closing Date Tax period for all or any portion of the Required Reserve Increases, then:

                           (A) Gibraltar shall have no obligation to repay to the Seller the payment the Seller made to Gibraltar pursuant to the Tax Sharing Agreement in accordance with Section 5.9 except as provided in this Section 7.4(e);

                           (B) At the Seller's request, Gibraltar shall file its federal income tax returns for one or more post-Closing Periods (or to amend a previously filed return) to claim a deduction or Tax benefit (including any Tax benefit attributable to an increase in the adjusted Tax basis of the assets of Gibraltar) for all or part of the Required Reserve Increase in the applicable Tax year; provided that such deduction or tax benefit is either (a) consistent with the rationale given by the Internal Revenue Service in writing for the disallowance of the deduction for the Required Reserve Increase in the pre-Closing Date Tax year in which it was initially claimed by Gibraltar, or (b) in accordance with some rationale for which the Seller delivers to the Purchaser an opinion of nationally known tax counsel familiar with insurance company taxation to the effect that it is more likely than not that Gibraltar would be entitled to the deduction or Tax benefit for all or part of the Required Reserve Increase in a particular post-Closing Date Taxable year;

                           (C) The Purchaser shall cause Gibraltar to pay to the Seller the amount of actual federal income tax savings obtained by Gibraltar or the Purchaser by complying with Seller's request for Gibraltar to claim a deduction or Tax benefit (including any Tax benefit attributable to an increase in the adjusted Tax basis of the assets of Gibraltar) for all or part of the Required Reserve Increase in a post-Closing Date Tax period no later than the time the statute of limitations expires for adjustments to the Purchaser's or Gibraltar's tax return for the post-Closing Date Taxable year in which Gibraltar claimed the deduction; and

                           (D) If Gibraltar receives cash due to a refund of federal income taxes or a deduction in actual taxes paid as a result of complying with the Seller's request in clause B above, then, in addition to the payment to the Seller described in clause C above, the Purchaser shall cause Gibraltar to pay interest to the Seller at a rate equal to the applicable Federal short term rate as defined in Section 1274(d)(1) of the Code.

         7.5 COMMERCIAL REASONABLENESS. Subject to the terms and conditions of this Agreement, each party will use all commercially reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other parties in doing, all things necessary, proper or advisable to consummate and make effective in the most expeditious manner practicable, the Closing and the other transactions contemplated by this Agreement, including (a) the obtaining of all necessary actions or nonactions, waivers, consents and approvals from governmental entities and the making of all necessary registrations and filings and the taking of all reasonable steps as may be necessary to obtain an approval or waiver from, or to avoid an action or proceeding by, any governmental entity, (b) the obtaining of all necessary consents, approvals or waivers from third parties, (c) the defending of any lawsuits or other legal proceedings, whether judicial or administrative, brought against such party challenging this Agreement or the consummation of the transactions contemplated hereby, including seeking to have any stay or temporary restraining order entered by any court or other governmental entity vacated or reversed and (d) the execution and delivery of any additional instruments necessary to consummate the transactions contemplated by this Agreement.

         7.6 TERMIATION OF AGREEMENTS. The Seller shall (i) terminate, or cause the termination of, in writing, as of the Closing Date, the agreements and arrangements listed on Schedule 7.6, without requiring additional payments or other consideration and without any further liability or obligation on or after the Closing Date of any party to any other party pursuant to those agreements or arrangements, and (ii) cause all Tax allocation agreements, Tax sharing agreements or agreements between the Seller and its Affiliates on the one hand, and Gibraltar on the other, to be extinguished and terminated with respect to Gibraltar and any rights or obligations existing under such agreement or arrangement to be no longer enforceable. The Seller further agrees that it and its Affiliate, Prudential Property and Casualty Insurance Company will release Gibraltar from all liabilities under the Service Contract dated May 1, 1997 between Gibraltar and Prudential Property and Casualty Insurance Company.

         7.7 USE OF GIBRALTAR MARKS. The Purchaser shall cause Gibraltar to cease all use whatsoever of the Gibraltar Marks effective immediately after the Closing Date. The Purchaser may continue to use the Gibraltar name for a sixty-day period commencing on the Closing Date for the purpose of preparing and filing with the Secretary of State and/or Office of the Insurance Commissioner in each State where Gibraltar is licensed or qualified to conduct business, the regulatory or other filings necessary to effect the transactions contemplated by this Agreement. The Purchaser shall provide the Seller with representative samples of its use of the Gibraltar name pursuant to this Section 7.7 at the conclusion of each calendar month during such sixty-day period. The Purchaser acknowledges that any use of the Gibraltar name pursuant to this Section 7.7 shall inure to the benefit of the Seller. The Purchaser further acknowledges the Seller's rights in the Gibraltar name and the Gibraltar Marks and the goodwill pertaining thereto. The Purchaser agrees that neither it nor its Affiliates shall challenge the validity of the Seller's ownership of the Gibraltar name and the Gibraltar Marks or contest the validity of the Gibraltar Marks.


                                  ARTICLE VIII
                   SURVIVAL OF REPRESENTATIONS AND WARRANTIES

         8.1 SURVIVAL OF COVENANTS, AGREEMENTS, REPRESENTATIONS OR WARRANTIES. The representations and warranties in this Agreement and in any other document delivered in connection herewith shall survive the Closing solely for purposes of Sections 12.1(a) and (b) of this Agreement and shall terminate at the close of business 15 months following the Closing Date (except those representations and warranties contained in Sections 3.1, 3.2 and 3.3, which representations and warranties shall survive forever and except those representations and warranties with respect to Taxes provided in Section 3.24, which representations and warranties shall terminate 90 days after the expiration of any statute of limitations in respect of Taxes). The covenants contained in this Agreement shall survive the Closing.


                                   ARTICLE IX
          JOINT CONDITIONS TO THE OBLIGATIONS OF THE PARTIES TO CLOSE

         The obligations of the Purchaser and the Seller to consummate the sale of the Shares and the other transactions contemplated by this Agreement are subject to the satisfaction or waiver by each party on or prior to the Closing Date of the following conditions:

         9.1  INSURANCE  REGULATORY  APPROVALS.   All  consents,  approvals  and
waivers of the State Insurance Commission required to consummate the transactions contemplated hereby shall have been obtained without any material conditions, restrictions or limitations (it being understood that any conditions, restrictions or limitations relating to risk based capital shall be deemed not to be material) and such consents, approvals and waivers shall remain in full force and effect and all statutory waiting periods in respect thereof shall have expired (it is expressly understood that nothing in this Agreement shall be construed as granting to the Purchaser any power, right or authority to control, directly or indirectly, the management, policies, business, operations or affairs of Gibraltar until the conditions precedent to the closing of the transactions contemplated hereby have been satisfied, including obtaining the approval of the State Insurance Commissioner described in this Section).

         9.2 REGULATORY CONSENTS. The applicable waiting period under the HSR Act shall have expired or early termination shall have been granted.

         9.3 NO PROCEEDINGS. No order of any court or administrative agency shall be in effect which restrains or prohibits the transactions contemplated hereby and no suit, action or legal or administrative proceeding shall be pending which (i) has been brought by a governmental entity and challenges consummation of the transactions contemplated hereby or (ii) has a reasonable probability of having a Material Adverse Effect on the Business of Gibraltar or
(iii) has a reasonable probability of having a Material Adverse Effect on the ability of the Purchaser to own and control such Business or the Shares.

         9.4 MUF AGREEMENT. The Seller and Gibraltar shall have entered into an indemnification agreement (the "MUF AGREEMENT") substantially in the form of Exhibit C to this Agreement, relating to certain uncollectible MUF reinsurance recoveries and the Purchaser shall or shall cause Everest Re to provide to the Seller Schedule A to the MUF Agreement on or before the first Business Day following the date on which all of the conditions set forth in Articles IX, X and XI shall have been satisfied or waived.

         9.5 ADDITIONAL STOP-LOSS COVERAGE. The Seller (or one of its Affiliates so long as the Seller provides a guarantee (in a form acceptable to the
Purchaser) of such Affiliate's obligations) and Gibraltar shall have entered into an indemnification agreement (the "ADDITIONAL STOP-LOSS

AGREEMENT") substantially in the form of Exhibit D to this Agreement, relating to the provision by the Seller (or one of its Affiliates) of additional stop-loss coverage.


                                    ARTICLE X
             CONDITIONS TO THE OBLIGATION OF THE PURCHASER TO CLOSE

         The obligation of the Purchaser to consummate the purchase of the Shares and the other transactions contemplated by this Agreement is subject to the satisfaction or waiver by the Purchaser on or prior to the Closing Date of the following conditions:

         10.1 COVENANTS. The Seller shall have performed and complied in all material respects with all covenants and agreements required by this Agreement and each other document required hereby to be delivered to the Purchaser to be performed or complied with by it on or prior to the Closing Date.

         10.2 REPRESENTATIONS AND WARRANTIES OF THE SELLER. The representations and warranties of the Seller contained in this Agreement and in each other document required hereby to be delivered by the Seller shall be true and correct on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of such date (except to the extent an earlier date is specified in such representations and warranties), except where the failure to be true and correct would not, in the aggregate, reasonably be expected to have a Material Adverse Effect on Gibraltar.

         10.3 CERTIFICATES. The Purchaser shall have received a certificate, dated the Closing Date and executed by the President or any Vice President of the Seller, certifying that, to the best knowledge of such officer, the conditions set forth in Sections 10.1 and 10.2 and have been satisfied.

         10.4 OTHER APPROVALS. Gibraltar shall be authorized as an eligible surplus lines insurer in the State of New Jersey and shall hold all approvals and licenses necessary to enable it to continue to carry on its Business as presently conducted after consummation of the sale of the Shares and the other transactions contemplated hereby, other than approvals or licenses the failure to obtain which would not, in the aggregate, reasonably be expected to have a Material Adverse Effect on Gibraltar.

         10.5 OTHER CONSENTS. Gibraltar shall have received all consents of other parties to the Contracts of Gibraltar necessary to permit the consummation of the transactions contemplated hereby other than consents the failure to obtain which would not, in the aggregate, reasonably be expected to have a Material Adverse Effect on Gibraltar.

         10.6 RESIGNATION OF DIRECTORS AND OFFICERS. Written resignations from each of the directors and officers of Gibraltar shall have been delivered to the Purchaser.

         10.7 NO MATERIAL ADVERSE CHANGE. Since December 31, 1999, there shall have been no material adverse change in the financial condition, results of operations, cash flows or Business of Gibraltar.


                                   ARTICLE XI
              CONDITIONS TO THE OBLIGATIONS OF THE SELLER TO CLOSE

         The obligations of the Seller to consummate the sale of the Shares and the other transactions contemplated by this Agreement is subject to the satisfaction or waiver by the Seller on or prior to the Closing Date of the following conditions:

         11.1 COVENANTS. The Purchaser shall have performed and complied in all material respects with all covenants, agreements and conditions required by this Agreement and each other document required hereby to be delivered to the Seller to be performed or complied with by it on or prior to the Closing Date.

         11.2 REPRESENTATIONS AND WARRANTIES OF THE PURCHASER. The representations and warranties of the Purchaser contained in this Agreement and each other document required hereby to be delivered by the Purchaser shall be true and correct in all material respects on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of such date (except to the extent an earlier date is specified in such representations and warranties).

         11.3 CERTIFICATES. The Seller shall have received a certificate, dated the Closing Date and executed by the President or any Vice President of the Purchaser, certifying that, to the best knowledge of such officer, the conditions set forth in Sections 11.1 and 11.2 have been satisfied.


                                   ARTICLE XII
                                INDEMNIFICATION

         12.1 INDEMNIFICATION BY THE SELLER. (a) The Seller shall indemnify the Purchaser and its directors, officers, employees and Affiliates against, and hold each of them harmless from, any loss, liability, claim, damage or expense (including reasonable legal fees and expenses, but excluding any consequential or special damages) (collectively, for purposes of this Article 12, "Losses") suffered or incurred by any such Indemnified Person (other than any Losses relating to Taxes, for which indemnification provisions are set forth in Section 7.4(a)) to the extent arising from (i) any breach of any representation or warranty of the Seller contained in this Agreement (other than in Section 3.24) or in any certificate, instrument or other document delivered pursuant hereto or thereto (all of which representations and warranties shall be deemed to have been remade on and as of the Closing Date (except to the extent an earlier date is specified in such representations and warranties)) or
(ii) any breach of any covenant of the Seller contained in this Agreement which breach continues for ten Business Days after notice thereof has been furnished by the Purchaser to the Seller; PROVIDED,

HOWEVER, that the Seller shall not have any liability under clause (i) above unless the sum of the aggregate of all Losses relating thereto for which the Seller would, but for this proviso, be liable, exceeds on a cumulative basis an amount equal to $499,000, and then only to the extent of any such excess; PROVIDED FURTHER, HOWEVER, that the Seller shall not have any liability under clause (i) above to the extent that the sum of the aggregate of all Losses relating thereto exceeds $20,000,000; and PROVIDED FURTHER, HOWEVER, that the Seller shall not have any liability under this Section 12.1(a) to the extent the liability or obligation arises as a result of any action taken or omitted to be taken by the Purchaser or any of its Affiliates other than those actions or omissions arising out of the operation of Gibraltar in the ordinary course of business; and PROVIDED, FURTHER, HOWEVER, that the limitations set forth in this
Section 12.1(a) shall not apply to any Losses caused by fraud on the part of the Seller.

         The Purchaser acknowledges and agrees that, from and after the Closing, its sole and exclusive remedy with respect to any and all claims relating to the subject matter of this Agreement (other than claims under the MUF Agreement and the Additional Stop-Loss Agreement or claims of fraud) shall be pursuant to the indemnification provisions set forth in this Section 12.1(a) and Section 7.4(a) (solely with respect to Taxes). In furtherance of the foregoing, the Purchaser hereby waives, and releases and discharges the Seller and its affiliates in respect of, from and after the Closing, to the fullest extent permitted under applicable law, any and all rights, claims and causes of action (other than claims of, or causes of action arising from, fraud) it, may have against the Seller, its Affiliates, directors, officers, employees, agents or assigns relating to the subject matter of this Agreement except under the MUF Agreement and the Additional Stop-Loss Agreement or the ownership prior to the Closing of Gibraltar by the Seller or its Affiliates or Gibraltar's Business, and arising under or based upon any federal, state, local or foreign statute, law, ordinance, rule or regulation.

         (b) INDEMNIFICATION BY THE PURCHASER. The Purchaser shall indemnify the Seller and its directors, officers, employees and Affiliates against, and hold each of them harmless from, any Losses suffered or incurred by any such Indemnified Person (other than any relating to Taxes, for which indemnification provisions are set forth in Section 7.4(a)) to the extent arising from (i) any breach of any representation or warranty of the Purchaser contained in this Agreement or in any certificate, instrument or other document delivered pursuant hereto or thereto (all of which representations and warranties shall be deemed to have been remade on and as of the Closing Date (except to the extent an earlier date is specified in such representations and warranties)), (ii) any breach of any covenant of the Purchaser contained in this Agreement, which breach continues for ten Business Days after notice thereof has been furnished by the Seller to the Purchaser, (iii) from and after the Closing Date, any guarantee or obligation to assure performance given or made by the Seller or an Affiliate of the Seller with respect to any obligation of Gibraltar, that is specified on Schedule 6.3 and is required to be performed after the Closing Date; PROVIDED, HOWEVER, that the Purchaser shall not have any liability under clause (i) above unless the aggregate of all Losses relating thereto for which the Purchaser would, but for this proviso, be liable exceeds on a cumulative basis an amount equal to $499,000, and then only to the extent of any such excess; PROVIDED FURTHER, HOWEVER, that the Purchaser shall not have any liability under clause (i) above to the extent Losses relating thereto in aggregate exceed $20,000,000; PROVIDED FURTHER, HOWEVER, that the limitations set forth in this Section 12.1(b) shall not apply to any Losses caused by fraud on the part of the Purchaser.

         The Seller acknowledges and agrees that, from and after the Closing, its sole and exclusive remedy with respect to any and all claims relating to the subject matter of this Agreement (other than claims of fraud) shall be pursuant to the indemnification provisions set forth in this Section 12.1(b) and Section 7.4(b) (solely with respect to Taxes). In furtherance of the foregoing, the Seller hereby waives, and releases and discharges the Purchaser and its Affiliates in respect of, from and after the Closing, to the fullest extent permitted under applicable law, any and all rights, claims and causes of action (other than claims of, or causes of action arising from, fraud) it may have against the Purchaser, its Affiliates, directors, officers, employees, agents or assigns relating to the subject matter of this Agreement, and arising under or based upon any federal, state, local or foreign statute, law, ordinance, rule or regulation.

         (c) LOSSES NET OF INSURANCE, ETC. The amount of any Loss for which indemnification is provided under this Section 12.1 shall be net of any amounts recovered or recoverable by the Indemnified Person under insurance policies with respect to such Loss and shall be reduced to take account of any Tax benefits that would be realized by the Indemnified Person arising from the incurrence or payment of any such Loss assuming that the incurrence or payment of any such Loss would give rise to a currently utilizable Tax benefit calculated using the maximum applicable tax rate then in effect. Any indemnity payment under this
Article XII or Section 7.4 of this Agreement shall be treated as an adjustment to the Purchase Price for Tax purposes, unless a final determination (which shall include the execution of a Form 870 or successor form) with respect to the Indemnified Person or any of its affiliates causes any such payment not to be treated as an adjustment to the Purchase Price for United States federal income Tax purposes.

         (d) TERMINATION OF INDEMNIFICATION. The obligations to indemnify and hold harmless a party hereto (i) pursuant to Sections 12.1(a)(i) or 12.1(b)(i) (other than Tax liabilities), shall terminate when the applicable representation or warranty terminates pursuant to Section 8.1, (ii) solely with respect to Taxes pursuant to Section 7.4, shall terminate 90 days after the time the applicable statutes of limitations with respect to the Tax liabilities in question expire (giving effect to any extension thereof), and (iii) pursuant to the other clauses of Sections 12.1(a) and 12.1(b) shall not terminate; PROVIDED, HOWEVER, that as to clauses (i) and (ii) above such obligations to indemnify and hold harmless shall not terminate with respect to any item as to which the person to be indemnified or the related party hereto shall have, before the expiration of the applicable period, previously made a claim by delivering a notice (stating in reasonable detail the basis of such claim) to the indemnifying party.

         (e) PROCEDURES RELATING TO INDEMNIFICATION. In order for an Indemnified Person to be entitled to any indemnification provided for under this Agreement in respect of, arising out of or involving a claim or demand made by any Person against the Indemnified Person (a "THIRD PARTY CLAIM"), such Indemnified Person must notify the Indemnifying Person in writing, and in reasonable detail, of the Third Party Claim within ten Business Days after receipt by such Indemnified Person of written notice of the Third Party Claim; PROVIDED, HOWEVER, that failure to give such notification shall not affect the indemnification provided hereunder except to the extent the Indemnifying Person shall have been actually prejudiced as a result of such failure (except that the Indemnifying Person shall not be liable for any expenses incurred during the period in which the Indemnified Person failed to give such notice). Thereafter, the Indemnified Person shall deliver to the Indemnifying Person, within five Business Days after the Indemnified Person's receipt thereof, copies of all notices and documents (including court papers) received by the Indemnified Person relating to the Third Party Claim.

         If a Third Party Claim is made against an Indemnified Person (except as provided in Section 12.1(f)), the Indemnifying Person will be entitled to participate in the defense thereof and, if it so chooses, to assume the defense thereof with counsel selected by the Indemnifying Person and reasonably satisfactory to the Indemnified Person. Should the Indemnifying Person so elect to assume the defense of a Third Party Claim, the Indemnifying Person will not be liable to the Indemnified Person for legal and other professional adviser expenses subsequently incurred by the Indemnified Person in connection with the defense thereof. If the Indemnifying Person assumes such defense, the Indemnified Person shall have the right to participate in the defense thereof and to employ counsel, at its own expense, separate from the counsel employed by the Indemnifying Person, it being understood that the Indemnifying Person shall control such defense. The Indemnifying Person shall be liable for the fees and expenses of counsel employed by the Indemnified Person for any period during which the Indemnifying Person has not assumed the defense thereof (other than during any period in which the Indemnified Person shall have failed to give notice of the Third Party Claim as provided above). If the Indemnifying Person chooses to defend or prosecute any Third Party Claim, all the parties hereto shall cooperate in the defense or prosecution thereof. Such cooperation shall include the retention and (upon the Indemnifying Person's request) the provision to the Indemnifying Person of records and information which are reasonably relevant to such Third Party Claim, and making employees available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder. Whether or not the Indemnifying Person shall have assumed the defense of a Third Party Claim, (i) the Indemnified Person shall not admit any liability with respect to, or settle, compromise or discharge, such Third Party Claim without the Indemnifying Person's prior written consent (which consent shall not be unreasonably withheld) and (ii) the Indemnifying Person shall not, without the Indemnified Party's consent, settle, compromise or discharge (A) any Third Party Claim if such settlement, compromise or discharge imposes any equitable obligations on the Indemnified Party or (B) any Third Party Claim for an amount that together with all other amounts therefore paid by the Indemnifying Party under Section 12.1 (a) or (b), as the case may be, would exceed $20,000,000 in the aggregate. All Tax Claims shall be governed by Section 7.4.

         (f) PROCEDURES RELATING TO INDEMNIFICATION OF TAX CLAIMS. If a claim shall be made by any Taxing authority, which, if successful, might result in an indemnity payment to the Purchaser or one of its affiliates pursuant to Section 7.4, the Purchaser shall promptly notify the Seller in writing of such claim (a "TAX CLAIM"). If notice of a Tax Claim is not given to the Seller within a sufficient period of time to allow the Seller to effectively contest such Tax Claim, or in reasonable detail to apprise the Seller of the nature of the Tax Claim, in each case taking into account the facts and circumstances with respect to such Tax Claim, the Seller shall not be liable to the Purchaser or any of its Affiliates to the extent that the Seller's position is actually prejudiced as a result thereof.

         With respect to any Tax Claim (other than a Tax Claim relating solely to Taxes of Gibraltar for any taxable period that includes (but does not end on) the Closing Date), the Seller shall control all proceedings taken in connection with such Tax Claim (including, without limitation, selection of counsel) and, without limiting the foregoing, may in its sole discretion pursue or forego any and all administrative appeals, proceedings, hearings and conferences with any Taxing authority with respect thereto, and may, in its sole discretion, either pay the Tax claimed and sue for a refund where applicable law permits such refund suits or contest the Tax Claim in any permissible manner. The Seller and the Purchaser shall jointly control all proceedings taken in connection with any Tax Claim relating solely to Taxes of Gibraltar for a Straddle Period. The Purchaser and the Seller and each of their respective Affiliates shall fully cooperate with one another in contesting any Tax Claim, which cooperation shall include, without limitation, the retention and (upon the other party's request) the provision to such other party of records and information which are reasonably relevant to such Tax Claim, and making employees available on a mutually convenient basis to provide additional information or explanation of any material provided hereunder or to testify at proceedings relating to such Tax Claim.

         In no case shall the Purchaser settle or otherwise compromise any Tax Claim without the Seller's prior written consent. Nothing contained herein shall require the Purchaser to contest a Tax Claim if the Purchaser shall waive in writing the payment by the Seller of any amount that might otherwise be payable by the Seller pursuant to this Agreement in respect of such Tax Claim.


                                  ARTICLE XIII
                       TERMINATION, AMENDMENT AND WAIVER

         13.1 TERMINATION. This Agreement may be terminated at any time prior to the Closing as follows:

               (a)   By mutual written consent of the Purchaser and the Seller;

               (b) By the Purchaser if there has been a material breach of any covenant or agreement on the part of the Seller set forth in this Agreement which has not been cured within 30 days after notice thereof; or

               (c) By the Seller if there has been a material breach of any covenant or agreement on the part of the Purchaser set forth in this Agreement and such material breach has not been cured within 30 days after notice thereof; or

               (d) By either the Purchaser or the Seller if the Closing shall not have occurred by June 30, 2000; PROVIDED, HOWEVER, that the right to terminate this Agreement under this Section 13.1 shall not be available to the party whose failure to fulfill any obligation under this Agreement has been the cause or shall result in the failure of the Closing to occur prior to such date.

         13.2 EFFECT OF TERMINATION. In the event that this Agreement terminates, the obligations set forth herein shall terminate except that the obligations of each party under Section 7.1 and 14.11 shall survive the termination of the Agreement; PROVIDED, HOWEVER, that termination shall not defeat or impair the right of any party to pursue such relief as may otherwise be available to it on account of any breach of this Agreement or of any of the covenants or agreements contained herein.


                                   ARTICLE XIV
                                 MISCELLANEOUS

         14.1 AMENDMENT. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.

         14.2 EXTENSION; WAIVER. At any time prior to the Closing, the parties may, in the manner and to the extent legally allowed, (i) extend the time for the performance of any of the obligations or other acts of the other parties hereto and (ii) waive compliance with any of the agreements or conditions contained herein. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in a written instrument signed on behalf of such party. The waiver by any party hereto at or before the Closing Date of any condition to its obligations hereunder which is not fulfilled shall not preclude such party from seeking redress under Article XII from the other party hereto for any misrepresentation or breach of any warranty, covenant or agreement contained in this Agreement. The waiver by any party hereto of a breach of this Agreement shall not operate or be construed as a waiver of any subsequent breach.

         14.3 NOTICES. All notices or other communications hereunder shall be in writing and shall be deemed given (i) upon delivery if delivered personally,
(ii) upon receipt if sent by facsimile transmission, (iii) if mailed, three days after mailing by registered or certified mail (return receipt requested) or (iv) if sent by a nationally recognized overnight delivery service, one day after sending by such service to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

         (a)   If to the Purchaser, to:

                           c/o Everest Reinsurance Company
                           477 Martinsville Road

                           P.O. Box 830
                           Liberty Corner, New Jersey  07938
                           Fax:  (908) 604-3450
                           Attention:  Janet J. Burak
               with copies to:

                           Mayer, Brown & Platt
                           190 South LaSalle Street
                           Chicago, Illinois  60603
                           Fax:  (312) 701-7711
                           Attention:  Richard W. Shepro

         (b)   If to the Seller to:

                           The Prudential Insurance Company of America
                           751 Broad Street
                           Newark, NJ  07102
                           Fax:  (973) 367-8105
                           Attention:  Douglas A. Gregory

               with a copy to:

                           Sidley & Austin
                           875 Third Avenue
                           New York, NY  10022
                           Fax:  (212) 906-2021
                           Attention:  Scott M. Freeman

         14.4 INTERPRETATION. When a reference is made in this Agreement to a section, schedule or exhibit, such reference shall be to a section, schedule or exhibit of this Agreement unless otherwise indicated or unless the context shall otherwise require. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation." The phrase "to the knowledge of Gibraltar" shall refer to the actual knowledge of John Mottola, Andrew Corselli, Doreen Faga, Adam Kenney, Christine Knight, Michael Rant, Colleen Badum and Joanne Poles. The terms "hereof," "herein" and similar terms shall refer to this entire Agreement and the date of this Agreement shall be the date first written herein.

         14.5 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

         14.6 ASSIGNMENT; BINDING EFFECT. Except as otherwise permitted in this Agreement, neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto without the prior written consent of the other parties, except that the Purchaser may assign this Agreement to an Affiliate of the Purchaser so long as such Affiliate executes this Agreement and the Purchaser continues as a signatory hereto (in which case the term "the Purchaser" as used herein shall be deemed to include such Affiliate). This Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and permitted assigns.

         14.7 COUNTERPARTS. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when two or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that the parties need not sign the same counterpart.

         14.8 ENTIRE AGREEMENT; THIRD PARTY BENEFICIARIES. The Confidentiality Agreements together with this Agreement (including other agreements, documents and instruments referred to herein) constitute the entire agreement between the parties relating to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof and are not intended to confer upon any Person other than the parties hereto any rights or remedies hereunder.

         14.9 NO WAIVER. No forbearance to enforce any provision or right hereunder shall be deemed a waiver thereof, and no waiver of any breach of any term or covenant herein shall be construed as a waiver of any other breach of the same, or any other term or covenant herein.

         14.10 CONSTRUCTION. This Agreement is the result of arms-length negotiations between the parties hereto and has been prepared jointly by the parties. In applying and interpreting the provisions of this Agreement, there shall be no presumption that the Agreement was prepared by any one party or that the Agreement shall be construed in favor of or against any one party.

         14.11 FEES AND EXPENSES. Each party hereto shall bear its own fees and expenses with respect to the transactions contemplated hereby and Gibraltar shall bear none of such expenses. The Seller and the Purchaser shall each bear one-half the cost of all sales, use, stamp, transfer, services recording and like transfer Taxes, if any, imposed by any governmental authority in connection with the transfer and assignment of the Shares.

         IN WITNESS WHEREOF, the Purchaser and the Seller have executed this Agreement on the date first above written.

                            THE PRUDENTIAL INSURANCE
                            COMPANY OF AMERICA


                            By: /S/ Douglas Gregory
                                ---------------------------------
                                Name:  Douglas Gregory
                                Title: Vice President


                            EVEREST REINSURANCE HOLDINGS, INC.


                            By: /S/ Stephen L. Limauro
                                ---------------------------------
                                Name:  Stephen L. Limauro
                                Title: Senior Vice President and
                                       Chief Fiancial Officer

                                    Exhibit A

                    Form of Opinion of Counsel to the Seller
                    ----------------------------------------

                  1. The Seller is a mutual insurance company domiciled in the State of New Jersey. The Seller has all necessary corporate power and authority to execute and deliver the Agreement, the MUF Agreement and the Additional Stop-Loss Agreement, to perform its obligations thereunder and to consummate the transactions contemplated thereby.

                  2. The execution and delivery by the Seller of the Agreement, the MUF Agreement and the Additional Stop-Loss Agreement, the performance by the Seller of its obligations thereunder and the consummation by the Seller of the transactions contemplated thereby have been duly and validly authorized by all necessary corporate action on the part of the Seller. The Agreement, the MUF Agreement and the Additional Stop-Loss Agreement has been duly executed and delivered by a duly authorized officer of the Seller and constitutes a legal, valid and binding obligations of the Seller enforceable against the Seller in accordance with its terms (subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws affecting creditors' rights generally from time to time in effect). The enforceability of the Seller's obligations is also subject to general principles of equity
(regardless of whether such enforceability is considered in a proceeding in equity or at law).

                  3.  All   necessary   filings   or   registrations   with  any
governmental or regulatory authority required for the consummation by the Seller of the transactions contemplated by the Agreement, the MUF Agreement and the Additional Stop-Loss Agreement have been duly made, and all permits, authorizations, consents or approvals of any governmental or regulatory authority required in connection with such transactions have been duly obtained.

                  4. The Shares constitute all the issued and outstanding capital stock of Gibraltar, all such Shares are, to our knowledge, owned directly by the Seller free and clear of any liens, encumbrances and other charges and all such Shares have been duly and validly authorized and issued by Gibraltar and are fully paid and nonassessable. To our knowledge there are no agreements, arrangements or understandings restricting the right of the Seller to sell, assign, transfer and deliver the Shares and, assuming the Purchaser has the requisite power and authority to be the lawful owner of the Shares, upon delivery to the Purchaser at the Closing of certificates representing the Shares, duly endorsed by the Seller for transfer to the Purchaser and upon the Seller's receipt of the Purchase Price, good and valid title to the Shares will pass to the Purchaser, free and clear of any liens, encumbrances and other charges (other than those arising from acts of the Purchaser or its Affiliates).

                                    Exhibit B

                   Form of Opinion of Counsel to the Purchaser
                   -------------------------------------------

                  1. The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all necessary corporate power and authority to execute and deliver the Agreement, to perform its obligations thereunder and to consummate the transactions contemplated thereby.

                  2. The execution and delivery by the Purchaser of the Agreement, the performance by the Purchaser of its obligations thereunder and the consummation by the Purchaser of the transactions contemplated thereby have been duly and validly authorized by all necessary corporate action on the part of the Purchaser. The Agreement has been duly executed and delivered by a duly authorized officer of the Purchaser and constitutes a legal, valid and binding obligation of the Purchaser enforceable against the Purchaser in accordance with its terms (subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws affecting creditors' rights generally from time to time in effect). The enforceability of the Purchaser's obligations is also subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                  3. All necessary filings or registrations with any governmental or regulatory authority required for the consummation by the Purchaser of the transactions contemplated by the Agreement have been duly made, and all permits, authorizations, consents or approvals of any governmental or regulatory authority required in connection with such transactions have been duly obtained.

                  4. The execution, delivery and performance of the Agreement does not conflict with or result in a violation of the General Corporation Law of the State of Delaware or the Certificate of Incorporation or By-Laws of the Purchaser.

                                    Exhibit C

                              Form of MUF Agreement
                              ---------------------

                             See Attached Agreement

                         QUOTA SHARE INDEMNITY AGREEMENT

                                     between

               GIBRALTAR CASUALTY COMPANY, a Delaware Corporation
                   (hereinafter referred to as the "Company")

                                       and

        PRUDENTIAL INSURANCE COMPANY OF AMERICA, a New Jersey Corporation
                  (hereinafter referred to as the "Indemnitor")

    (Both the Company and the Indemnitor collectively are referred to as the
                     "Parties" and individually as "Party")

WHEREAS, the Indemnitor and Everest Reinsurance Holdings, Inc., a Delaware corporation ("Holdings"), have executed a Stock Purchase Agreement dated ________ ("Sale Agreement") wherein Holdings will purchase from the Indemnitor all issued and outstanding shares of the Company, a wholly owned subsidiary of the Indemnitor, effective as of the "Closing Date" set forth in the Sale Agreement.

WHEREAS, Holdings is the parent of Everest Reinsurance Company, formerly known as Prudential Reinsurance Company ("Everest Re").

WHEREAS, the Company has, and in the future may have, Uncollectible Reinsurance Recoverables, as defined herein, with regard to business reinsured by or through the Management Underwriting Facility ("MUF"), as defined in the Sale Agreement.

WHEREAS, the Company desires to procure indemnity coverage for its Uncollectible Reinsurance Recoverables.

NOW,   THEREFORE,   in  consideration  of  mutual  covenants,   representations,
warranties, and agreements contained herein and in the Sale Agreement, the Parties agree as follows:

ARTICLE I - CLASSES OF BUSINESS COVERED

     A. By this Agreement and subject to the terms and conditions set forth below, the Indemnitor agrees to indemnify the Company for the Company's Uncollectible Reinsurance Recoverables, as defined herein, with regard to business reinsured by or through MUF respecting Direct Excess Business and Gibraltar-Sourced Business, as defined herein.

     B. "Uncollectible Reinsurance Recoverables", with respect to Reinsurance Coverage, is defined as including (i) Uncollected Reinsurance and (ii) Settlement Concessions.

     C. "Reinsurance Coverage" is defined as any amount of paid and unpaid losses and loss adjustment expenses ceded by Everest Re to MUF reinsurers with respect to Direct Excess Business or Gibraltar-Sourced Business, whether such amounts were ceded prior to or during the term of this Agreement.

     D. "Uncollected Reinsurance" is defined as Reinsurance Coverage for paid loss and loss adjustment cessions relating to Direct Excess Business, with respect to each company on Schedule A hereto, that is unpaid by the reinsurer after one-hundred-and-eighty (180) days from the date that such paid loss and loss adjustment cessions were due to be paid by the reinsurer.

     E. "Settlement Concessions" is defined as the difference, with respect to each company on Schedule A hereto, between the Reinsurance Coverage for Direct Excess Business or Gibraltar-Sourced Business reinsured by MUF and ceded to such company and the amount received from such company.

     F. "Direct Excess Business" is defined as policies, contracts, and binders of insurance or reinsurance ("Policies") that were issued by Everest Re prior to January 1, 1986.

     G. "Gibraltar-Sourced Business" is defined as Policies that were issued by the Company prior to January 1, 1986.

     H. Although Everest Re rather than the Company has the direct ceding relationship with MUF, solely for purposes of this Agreement and only up to the amounts scheduled in Schedule A hereto, the Parties hereby deem any Uncollectible Reinsurance Recoverables to belong to the Company and not to Everest Re.

ARTICLE II - COMMENCEMENT AND TERMINATION

     A. This Agreement shall become effective on the Closing Date. This Agreement will terminate, with respect to the Indemnitor's Per-Company Sub-Limit of Liability under Article V, on the earlier of (i) two years following the Indemnitor's payment of the sub-limit or (ii) the tenth anniversary of Closing Date. This Agreement shall terminate, with respect to the Indemnitor's Aggregate Limit of Liability under Article V, on the earlier of (i) two years following the Indemnitor's payment of the limit or (ii) the tenth anniversary of the Closing Date.

     B.  Neither Party may terminate this Agreement.

ARTICLE III - TERRITORY

The territorial scope of this Agreement shall be identical to that of the Policies.

ARTICLE IV - CONSIDERATION

The consideration for this indemnity coverage is included in the consideration for the Sale Agreement and is deemed paid as of the Closing Date. No further consideration shall be due to the Indemnitor.

ARTICLE V - SCHEDULE OF UNCOLLECTIBLE REINSURANCE RECOVERABLES AND INDEMNITOR'S LIMIT OF LIABILITY

Pursuant to the Sale Agreement, on or before the first Business Day following the date on which all of the conditions set forth in Articles IX, X, and XI of the Sale Agreement have been satisfied or waived, Holdings will cause Everest Re to provide to the Indemnitor a schedule setting forth all expected Uncollectible Reinsurance Recoverables ("Schedule A"), which shall be incorporated herein by reference. Schedule A shall identify, by reinsurer name, (1) the expected amounts of Uncollected Reinsurance attributable to each reinsurer with respect to Direct Excess Business and (2) the expected amounts of Settlement Concessions with respect to Direct Excess Business and Gibraltar-Sourced Business. If the Company identifies a given reinsurer on Schedule A with respect to both Uncollected Reinsurance and for Settlement Concessions, then the amount scheduled for Uncollected Reinsurance shall represent only paid loss and loss adjustment expense amounts and the amount scheduled for Settlement Concessions shall include only unpaid loss and loss adjustment expense amounts.

The Indemnitor shall pay to the Company one hundred percent (100.0%) of up to the scheduled amount of the Company's Uncollectible Reinsurance Recoverables with respect to each company listed on Schedule A ("Per Company Sub-Limit of Liability"), provided that the Indemnitor's total liability under this Agreement shall in no event be greater than $8,500,000 ("Aggregate Limit of Liability").

ARTICLE VI - PAYMENT OF ADVANCES BY INDEMNITOR AND REFUNDS BY COMPANY

Subject to the limits set forth in Article V, pursuant to Article IX the Indemnitor shall make payments ("Advances") to the Company in the amount of the Uncollected Reinsurance and Settlement Concessions shown on the Company's statements.

If after receiving an Advance from the Indemnitor with respect to an Uncollected Reinsurance amount, the Company actually collects all or a portion of the amount due from the reinsurer identified on Schedule A, then the Company shall pay to the Indemnitor a sum equal to the amount so collected ("Refund"), up to the amount of the corresponding Advance paid by the Indemnitor. Refunds shall not bear interest except as set forth in Article IX (G), and in no event shall the Indemnitor be entitled to a Refund in an amount greater than the corresponding Advance. In the event that a Refund is made to the Indemnitor, the Per
Company Sub-Limit of Liability and the Aggregate Limit of Liability shall each be replenished by the amount of such Refund. No Refunds shall be due for Advances paid by the Indemnitor with respect to Settlement Concessions.

ARTICLE VII - OTHER REINSURANCE

On or after the Closing Date, the Company shall be permitted to obtain other reinsurance, recoveries under which shall inure solely to the benefit of the Company, and all recoveries under such other reinsurance shall be entirely disregarded in applying all of the provisions of this Agreement.

ARTICLE VIII - ORIGINAL CONDITIONS

     A. The Indemnitor shall follow the fortunes of the Company with respect to settlements of any Reinsurance Coverage and with respect to Uncollectible Reinsurance Recoverables.

     B. The indemnity coverage provided under this Agreement shall be subject to all interpretations, modifications, waivers, and alterations of the Policies and Reinsurance Coverage.

     C. Nothing herein shall in any manner create any obligations or establish any rights against the Indemnitor in favor of any third party or any person not a Party to this Agreement.

ARTICLE IX - REPORTS AND REMITTANCES

     A. The first statement of account shall be due to the Indemnitor from the Company on the anniversary of the Closing Date. The first statement only shall include a charge for interest on any Uncollectible Reinsurance Recoverables due from the Indemnitor as of the statement date. Such interest charge shall be equal to the rate of interest announced by Citibank, N.A. as its prime or base rate as of the statement date, calculated on the basis of the actual number of days elapsed since the Uncollectible Reinsurance Recoverables accrued or the Closing Date, whichever is less, divided by three-hundred-and-sixty-five (365) days. Such interest charge shall be included in the Per Company Sub-Limit of Liability set forth on Schedule A.

     B. Thereafter, the Company shall submit quarterly statements of account ("quarterly reports") within forty-five (45) days after the end of each calendar quarter.

     C. Such quarterly reports shall be sent by both facsimile transmission and United States Postal Service or any other delivery service used by the Company.

     D. Such quarterly reports shall include information showing, as applicable with respect to each company listed on Schedule A, Uncollected Reinsurance, Settlement Concessions, Advances received, Advances due, Refunds due, and unpaid amounts outstanding.

     E. Remittances shall be on a "Net Basis," defined as amounts owed between the Parties under this Agreement.

     F. Remittances, whether due to the Company from the Indemnitor or to the Indemnitor from the Company, shall be due within forty-five (45) days from the date of receipt of the facsimile transmission of each quarterly report.

     G. Failure by the Indemnitor or the Company to pay amounts owed when due under this Agreement shall result in imposition of an interest penalty equal to the rate of interest announced by Citibank, N.A. as its prime or base rate as of the due date of any remittance, calculated on the basis of the actual number of days elapsed past the due date of any remittance divided by three-hundred-and-sixty-five (365) days and payment of other losses, costs, and expenses accrued or incurred by the Company or Indemnitor as a result of the other Party's late payment.

ARTICLE X - OFFSET

The Company and the Indemnitor shall have the right to offset any balance or amounts due from one party to the other under this Agreement.

ARTICLE XI - ACCESS TO RECORDS

     A. The Company shall place at the disposal of the Indemnitor at all reasonable times, and the Indemnitor will have the right to inspect, all books, records, and papers of the Company in connection with any indemnity coverage hereunder or any claims in connection herewith.

     B. All records reviewed by the Indemnitor are deemed proprietary and confidential property of the Company. Further, unless pursuant to the express, written permission of the Company, the Indemnitor shall not disclose the contents of such information to any other person, persons, entity, or entities; provided, that the Indemnitor may disclose such information or portions thereof in connection with any arbitration hereunder or any legal or regulatory process, or to its directors, officers and employees and the directors, officers and employees of its affiliates and to its agents, representative, attorneys, accountants, auditors, reinsurers (collectively, "the Indemnitor's Representatives"), in each case, who have a legitimate need to know such information (which would include, but not be limited to the right to dispute and/or assess in furtherance of a dispute) and who are informed of and agree to be bound by the confidentiality terms of this Agreement. The Indemnitor shall indemnify and hold harmless the Company for all damages resulting from any unauthorized disclosure by the Indemnitor or the Indemnitor's Representatives of records obtained pursuant to this Article.

ARTICLE XII - ERRORS AND OMISSIONS

Inadvertent delays, errors or omissions in connection with this Agreement or any transaction hereunder shall not relieve either Party of any liability which would have attached had such delay, error or omission not occurred, provided always that such error or omission is rectified as soon as possible after discovery.

ARTICLE XIII - INSOLVENCY

In the event of the insolvency of the Company, the indemnity coverage hereunder shall be payable directly to the Company or to its liquidator, receiver, conservator or statutory successor on the basis of the amount of claim allowed in the insolvency proceeding without diminution by reason of the inability of the Company to pay all or any part of the claim. It is agreed, however, that the liquidator, receiver, conservator or statutory successor of the Company shall give written notice to the Indemnitor of the pendency of a claim against the Company, indicating the Policy or bond covered hereunder which claim would involve a possible liability on the part of the Indemnitor, within a reasonable time after such claim is filed in the conservation or liquidation proceeding or in the receivership, and that during the pendency of such claim, the Indemnitor may investigate such claim and interpose, at its own expense, in the proceeding where such claim is to be adjudicated, any defense or defenses that it may deem available to the Company or its liquidator, receiver, conservator or statutory successor. The expense thus incurred by the Indemnitor shall be chargeable, subject to the approval of the Court, against the Company as part of the expense of conservation or liquidation to the extent of a pro rata share of the benefit which may accrue to the Company solely as a result of the defense undertaken by the Indemnitor.

ARTICLE XIV - ARBITRATION

     A.  Except with respect to disputes  arising out of or in  connection  with
         Article XI above (Access to Records), as a condition precedent to any right of action hereunder, in the event of any dispute or difference of opinion hereafter arising with respect to this Agreement, including its formation and validity, it is hereby mutually agreed that such dispute or difference of opinion shall be submitted to arbitration.

     B. Except as provided in subsections A. and D. of this Article or with respect to judicial proceedings instituted in aid of arbitration, this Article shall constitute a waiver of the Parties' rights to commence an action in any court of competent jurisdiction in the United States, to remove an action to a United States District Court, or to seek a transfer of a case to another court as might otherwise be permitted by the laws of the United States or of any State or other jurisdiction in the United States.

     C. One Arbiter shall be chosen by the Company, the other by the Indemnitor, and an Umpire shall be chosen by the two Arbiters before they enter upon arbitration, all of whom shall be active or retired disinterested executive officers of United States domiciled insurance or reinsurance companies. In the event that either Party should fail to choose an Arbiter within 30 days following a written request by the other Party to do so, the requesting Party may choose two Arbiters who shall in turn choose an Umpire before entering upon arbitration. If the two Arbiters fail to agree upon the selection of an Umpire within 30 days following their appointment, each Arbiter shall nominate three candidates within 10 days thereafter, two of whom the other shall decline, and the decision shall be made by drawing lots.

     D. The Arbiters and the Umpire ("the Arbitration Panel") shall consider this Agreement as an honorable engagement rather than merely as a legal obligation, and they are relieved of all judicial formalities and may abstain from following the strict rules of law. The majority decision of the Arbitration Panel shall be final and binding on both Parties. Judgment upon the final decision of the Arbitration Panel may be entered in any court of competent jurisdiction.

     E. Except as provided in sub-section G. of this Article, each Party shall bear the expense of its own Arbiter, and shall jointly and equally bear with the other the expense of the Umpire and of the arbitration. In the event that the two Arbiters are chosen by one Party, as above provided, the expense of the Arbiters, the Umpire and the arbitration shall be equally divided between the two Parties.

     F.  Any arbitration proceedings shall take place in New York, New York.

     G. The Arbitration Panel shall have the power to award costs, expenses, and interest to the prevailing Party in an arbitration.

ARTICLE XV - ENTIRE AGREEMENT

This Agreement constitutes the entire agreement between the Parties regarding the subject matter hereof and supercedes all prior agreements and understandings, both written and oral and does not confer any rights or remedies to any other party or any other person.

ARTICLE XVI - AMENDMENTS AND ALTERATIONS

This Agreement shall not be changed, supplemented, modified, or amended except by an endorsement/addendum signed by the Parties and attached hereto.

ARTICLE XVII - NO WAIVER

No forbearance to enforce any provision or right hereunder shall be deemed a waiver thereof, and no waiver of any breach of any terms or covenant herein shall be construed as a waiver of any other breach of the same, or any other term or covenant herein.

ARTICLE XVIII - CONSTRUCTION

This Agreement is the result of arms-length negotiations between the Parties and has been prepared jointly by the Parties. In applying and interpreting the provisions of the Agreement, there shall be no presumption that either the Company or the Indemnitor prepared this Agreement, or that this Agreement shall be construed in favor of or against either the Company or the Indemnitor.

ARTICLE XIX - NOTICES

Any notice or other communication required or permitted hereunder shall be in writing and shall be delivered personally, telegraphed, telexed, sent by facsimile transmission, or sent by certified, registered or express mail, postage prepaid, to:

         If to the Indemnitor, to:

         Doreen Faga
         President, Gibraltar Operations
         Prudential Insurance Company of America
         Eisenhower Corporate Center, Building 3
         290 West Mt. Pleasant Avenue
         Livingston, NJ  07039
         Phone: 973-548-5980
         Fax:     973-548-5950


         If to the Company, to:

         Janet J. Burak

         Senior Vice President and General Counsel
         Everest Reinsurance Holdings
         477 Martinsville Road

         P.O. Box 830
         Liberty Corner, NJ  07938
         Phone: 908-604-3170
         Fax:     908-604-3450

ARTICLE XX - GOVERNING LAW

This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

IN WITNESS WHEREOF, the Company, by its duly authorized representative, has executed this Agreement as of the date undermentioned at:

____________, ____________, this ____________ day of _____________________ 2000.


--------------------------------------------------------------------------------


IN WITNESS WHEREOF, the Indemnitor, by its duly authorized representative, has executed this Agreement as of the date undermentioned at:

____________, ____________, this ____________ day of _____________________ 2000.

-------------------------------------------------------

                                    Exhibit D

                     Form of Additional Stop-Loss Agreement
                     --------------------------------------

                             See Attached Agreement

                               INDEMNITY AGREEMENT

                                     between

               GIBRALTAR CASUALTY COMPANY, a Delaware Corporation
                   (hereinafter referred to as the "Company")

                                       and

        PRUDENTIAL INSURANCE COMPANY OF AMERICA, a New Jersey Corporation
                  (hereinafter referred to as the "Indemnitor")

    (Both the Company and the Indemnitor collectively are referred to as the
                     "Parties" and individually as "Party")

WHEREAS, the Indemnitor and Everest Reinsurance Holdings, Inc., a Delaware corporation ("Holdings"), have executed a Stock Purchase Agreement dated ________ ("Sale Agreement") wherein Holdings will purchase from the Indemnitor all issued and outstanding shares of the Company, a wholly-owned subsidiary of the Indemnitor.

WHEREAS, as of the "Closing Date," as this term is defined in the Sale Agreement, the Company has outstanding "Loss Reserves," as defined in the Sale Agreement, relating to all Policies, as defined herein, in the amount stated in the "Closing Date Financial Statement," as defined in the Sale Agreement.

WHEREAS, the Company also has potential adverse Loss Reserves development ("Adverse Loss Development"), as defined herein, and the Company desires indemnity coverage for such Adverse Loss Development.

NOW,   THEREFORE,   in  consideration  of  mutual  covenants,   representations,
warranties, and agreements contained herein and in the Sale Agreement, the Parties agree as follows:

ARTICLE I - CLASSES OF BUSINESS COVERED

     A. By this Agreement and subject to the terms and conditions set forth below, the Indemnitor agrees to indemnify the Company for the Adverse Loss Development that may accrue to the Company under all policies, contracts, and binders of insurance or reinsurance (hereinafter "Policies") issued or renewed by the Company prior to the Closing Date.

     B. Adverse Loss Development is defined as the Company's Ultimate Net Loss that is in excess of the Loss Reserves carried
              by   the   Company  at   the  Closing   Date.   Subject   to   the

              Indemnitor's Limit of Liability set forth in Article V hereof, the Indemnitor shall pay the Company for the Adverse Loss Development paid by the Company, provided that the Company has paid an amount equal to the Loss Reserves carried by the Company at the Closing Date. Provided, however, that this Agreement shall not apply to the first four million dollars ($4,000,000) of any Settlement Concessions on Gibraltar-Sourced Business, as those terms are defined in the Quota Share Indemnification Agreement between the Parties ("Quota Share Indemnification Agreement"), in excess of Settlement Concessions listed on Schedule A to the Quota Share Indemnification Agreement.

     C. "Ultimate Net Loss" is defined as the Company's determination of the sum or sums (including Loss Adjustment Expenses, as defined herein) incurred by the Company in settlement of claims and in satisfaction of judgments rendered on account of such claims under all Policies, after deduction of all reinsurance and insurance recoveries and subrogation and salvage recoveries collected and received by the Company and losses paid prior to the Closing Date. Nothing herein shall be construed to mean that losses under this Agreement are not recoverable until the Company's Ultimate Net Loss has been ascertained. Ultimate Net Loss shall not include Loss in Excess of Policy Limits or Extra Contractual Obligations (as defined herein) incurred by the Company.

ARTICLE II - COMMENCEMENT AND TERMINATION

     A. This Agreement shall become effective on the Closing Date and shall continue in force thereafter until two (2) years after the earlier of when (i) the Company settles all claims under all Policies, or (ii) the Indemnitor exhausts its Limits of Liability as set forth in Article V.

     B.  Neither Party may terminate this Agreement.

ARTICLE III - TERRITORY

The territorial scope of this Agreement shall be identical to that of the Policies covered hereunder.

ARTICLE IV - CONSIDERATION

The consideration for the indemnity coverage is included in the consideration for the Sale Agreement and is deemed paid as of the Closing Date. No further consideration shall be due to the Indemnitor.

ARTICLE V - INDEMNITOR'S LIMIT OF LIABILITY AND COMPANY'S RETENTION

The Indemnitor shall pay to the Company an 80% quota share interest of the first two hundred million dollars ($200,000,000) of Adverse Loss Development paid by the Company, with the Indemnitor's maximum liability under this Agreement limited to one hundred and sixty million dollars ($160,000,000). The Company may reinsure its 20% quota share retention in the first two hundred million dollars ($200,000,000) of Adverse Loss Development only with an affiliate within its insurance holding company system, with `affiliate' and `insurance holding company system' having the meanings set forth under Section 5001 of the Delaware Insurance Code. Such reinsurance by the Company of any share of its 20% quota share retention with an affiliate is permissible only if the assuming affiliate fully retains and does not further cede or retrocede any share of its assumption of the 20% quota share retention, except to another affiliate of the Company; and any affiliate of the Company which assumes some share of the Company's 20% quota share retention under this provision shall be subject to the same prohibition on ceding or retroceding any share of the Company's 20% quota share retention to any person or entity that is not an affiliate of the Company.

ARTICLE VI - LOSS IN EXCESS OF POLICY LIMITS/EXTRA CONTRACTUAL OBLIGATIONS

Ultimate Net Loss shall not include any amounts that the Company pays or is held liable to pay in excess of its Policy limit, but otherwise within the terms of its Policy ("Loss in Excess of Policy Limits"), or any punitive, exemplary, compensatory or consequential damages ("Extra Contractual Obligations"), because of alleged or actual bad faith or negligence on its part in rejecting a settlement within Policy limits, or in discharging its duty to defend or prepare the defense in the trial of an action against its policyholder, or in discharging its duty to prepare or prosecute an appeal consequent upon such an action, or in otherwise handling a claim under a Policy.

ARTICLE VII - OTHER REINSURANCE

Subject always to the retention provision set forth in Article V above, on or after the Closing Date, the Company shall be permitted to obtain other reinsurance, recoveries under which shall inure solely to the benefit of the Company and all recoveries under such other reinsurance shall be entirely disregarded in applying all of the provisions of this Agreement; provided, however, that the Quota Share Indemnification Agreement shall inure to the benefit of this Agreement.

ARTICLE VIII - LOSS ADJUSTMENT EXPENSES

Loss Adjustment Expenses shall include both allocated and unallocated loss expenses and shall be included in the Ultimate Net Loss, and are defined as all expenses of the Company, including expenses for declaratory judgment actions, monitoring of underlying litigation or claims, and coverage opinions, incurred by the Company in the settlement, investigation, defense, or adjustment of all claims under all Policies.

ARTICLE IX - SUBROGATION AND SALVAGE

The Indemnitor shall be credited with subrogation and salvage collected and received by the Company, less the actual cost, excluding salaries and expenses of officials and employees of the Company respecting their time spent on subrogation and salvage recoveries and also excluding sums paid to any attorney as a retainer in obtaining such reimbursement or making such recovery, on account of claims and settlements involving the indemnity coverage hereunder. Enforcement of subrogation and salvage rights shall be determined solely by the Company.

ARTICLE X - ORIGINAL CONDITIONS

     A. The Indemnitor shall follow the fortunes of the Company for it Ultimate Net Loss for all loss settlements and shall pay as paid by the Company.

     B. The indemnity coverage provided under this Agreement shall be subject to all interpretations, modifications, waivers, and alterations of the Policies; provided, however, that the agreements set forth on Exhibit A hereto that are in force as of the Closing Date shall remain in force during the term of this Agreement and shall not be modified or altered during the term of this Agreement, unless otherwise mutually agreed by the Parties.

     C. Nothing herein shall in any manner create any obligations or establish any rights against the Indemnitor in favor of any third party or any person not a Party to this Agreement.

ARTICLE XI - REPORTS AND REMITTANCES

     A. The first statement of account shall be due to the Indemnitor from the Company forty-five (45) days after the close of the first fiscal quarter that includes the Closing Date.

     B. Thereafter, the Company shall submit quarterly statements of account ("quarterly reports") within forty-five (45) days after the end of each calendar quarter.

     C. Such quarterly reports shall be sent by both facsimile transmission and United States Postal Service or any other delivery service used by the Company.

     D. Such quarterly reports shall be in the form attached hereto as Exhibit A, or in any other form mutually agreed by the Parties.

     E. Remittances shall be on a "Net Basis," defined as amounts owed between the Parties under this Agreement.

     F. Remittances shall be due to the Company from the Indemnitor within forty-five (45) days from the date of receipt of the facsimile transmission of each quarterly report.

     G. Failure of a Party to pay amounts owed when due under this Agreement shall result in imposition on that Party of an interest penalty equal to the rate of interest announced by Citibank, N.A. as its prime or base rate as of the due date of any remittance, calculated on the basis of the actual number of days elapsed past the due date of any remittance divided by three-hundred-and-sixty-five (365) days and payment of other losses, costs, and expenses accrued or incurred by the other Party as a result of the late payment.

ARTICLE XII - OFFSET

The Company and the Indemnitor shall have the right to offset any balance or amounts due from one Party to the other under this Agreement.

ARTICLE XIII - ACCESS TO RECORDS

     A. The Company shall place at the disposal of the Indemnitor at all reasonable times, and the Indemnitor will have the right to inspect, all books, records, and papers of the Company in connection with any indemnity coverage hereunder or any claims in connection herewith.

     B. All records reviewed by the Indemnitor are deemed proprietary and confidential property of the Company. Further, unless pursuant to the express, written permission of the Company, the Indemnitor shall not disclose the contents of such information to any other person, persons, entity, or entities; provided, that the Indemnitor may disclose such information or portions thereof in connection with any arbitration hereunder or any legal or regulatory process, or to its directors, officers and employees and the directors, officers and employees of its affiliates and to its agents, representative, attorneys, accountants, auditors, reinsurers (collectively, "the Indemnitor's Representatives"), in each case, who have a legitimate need to know such information (which would include, but not be limited to the right to dispute and/or assess in furtherance of a dispute) and who are informed of and agree to be bound by the confidentiality terms of this Agreement. The Indemnitor shall indemnify and hold harmless the Company for all damages resulting from any unauthorized disclosure by the Indemnitor or the Indemnitor's Representatives of records obtained pursuant to this Article.

ARTICLE XIV - ERRORS AND OMISSIONS

Inadvertent delays, errors or omissions in connection with this Agreement or any transaction hereunder shall not relieve either Party of any liability which would have attached had such delay, error or omission not occurred, provided always that such error or omission is rectified as soon as possible after discovery.

ARTICLE XV - SECURITY

     A. If the Company determines that it is unable to take credit in any financial statement filed with its domiciliary insurance regulator for the indemnity coverage provided hereunder, or if the Indemnitor's Financial Strength Rating published by A.M. Best becomes less than "A-," the Indemnitor agrees to fund its share of Adverse Loss Development (and to replenish such funding from time to time as necessary) by:

15. Clean, irrevocable and unconditional letters of credit issued and confirmed, if confirmation is required by the insurance regulatory authorities involved, by a qualified United States financial institution as provided in Delaware Insurance Code Title 18, Chapter 9 and Delaware Department of Insurance Regulation 79 and acceptable to said insurance regulatory authorities;

16.  cash; and/or

17. a Trust in compliance with Delaware Insurance Code Title 18, Chapter 9 and Delaware Department of Insurance Regulation 79.

     B. With regard to funding in whole or in part by letters of credit, it is agreed that each letter of credit will be in a form that would be acceptable to the Company's domiciliary insurance regulatory authority, will be issued for a term of at least one year and will include an "evergreen clause," that automatically extends the term for at least one additional year at each expiration date unless written notice of non-renewal is given to the Company not less than 30 days prior to said expiration date. The Company and the Indemnitor further agree that said letters of credit may be drawn upon by the Company or its successors in interest at any time, without diminution because of the insolvency of the Company or the Indemnitor, but only for one or more of the following purposes:

1. To reimburse itself for the Indemnitor's share of paid Adverse Loss Development, unless paid in cash by the Indemnitor;

2. To reimburse itself for the Indemnitor's share of any other amounts claimed to be due hereunder, unless paid in cash by the Indemnitor;

3. To fund a cash account in an amount equal to the Indemnitor's share of Adverse Loss Development funded by means of a letter of credit that is under non-renewal notice, if said letter of credit has not been renewed or replaced by the Indemnitor 10 days prior to its expiration date;

4. To refund to the Indemnitor any sum in excess of the actual amount required to fund the Indemnitor's share of Adverse Loss Development and other amounts claimed to be due hereunder, if so requested by the Indemnitor.

     C. In the event the amount drawn by the Company on any letter of credit is in excess of the actual amount required for B(1), B(3) or B(4), or in the case of B(2), the actual amount determined to be due, the Company shall promptly return to the Indemnitor the excess amount so drawn.

     D.  In the event of funding through a Trust:

                               1. The Indemnitor shall establish a Trust Account for the benefit of the Company to fund the amounts receivable under the Agreement.

                               2. The assets deposited into the Trust Account shall be valued according to their current fair market value and shall consist only of cash (United States legal tender), certificates of deposit (issued by a United States bank and payable in United States legal tender) and investments of the type permitted by the Delaware Insurance Code or any combination of the above, provided that such investments are issued by an institution that is not the parent, subsidiary or affiliate of either the Indemnitor or the Company;

                               3. The Indemnitor, prior to depositing assets with the trustee, shall execute assignments, endorsements in blank, or transfer legal title to the trustee of all shares, obligations or any other assets requiring assignments, in order that the Company, or the trustee upon the Company's direction, may whenever necessary negotiate any such assets without consent or signature from the Indemnitor or any other entity;

                               4.   All  settlements  of  account  between   the
                                    Indemnitor and the Company shall be in cash or its equivalent;

                               5. The assets in the trust account may be withdrawn by the Company at any time, notwithstanding any other provisions in this Agreement, and shall be utilized by the Company or any successor by operation of law, including without limitation any liquidator, rehabilitator, receiver or conservator of the Company, for the purposes set forth in paragraphs B(1) -B(4) above.

ARTICLE XVI - INSOLVENCY

In the event of the insolvency of the Company, the indemnity coverage hereunder shall be payable directly to the Company or to its liquidator, receiver, conservator or statutory successor on the basis of the amount of claim allowed in the insolvency proceeding without diminution by reason of the inability of the Company to pay all or any part of the claim. It is agreed, however, that the liquidator, receiver, conservator or statutory successor of the Company shall give written notice to the Indemnitor of the pendency of a claim against the Company, indicating the Policy or bond covered hereunder which claim would involve a possible liability on the part of the Indemnitor, within a reasonable time after such claim is filed in the conservation or liquidation proceeding or in the receivership, and that during the pendency of such claim, the Indemnitor may investigate such claim and interpose, at its own expense, in the proceeding where such claim is to be adjudicated, any defense or defenses that it may deem available to the Company or its liquidator, receiver, conservator or statutory successor. The expense thus incurred by the Indemnitor shall be chargeable, subject to the approval of the Court, against the Company as part of the expense of conservation or liquidation to the extent of a pro rata share of the benefit which may accrue to the Company solely as a result of the defense undertaken by the Indemnitor.

ARTICLE XVII - ARBITRATION

     A.  Except with respect to disputes  arising out of or in  connection  with
         Article XIII above (Access to Records), as a condition precedent to any right of action hereunder, in the event of any dispute or difference of opinion hereafter arising with respect to this Agreement, including its formation and validity, it is hereby mutually agreed that such dispute or difference of opinion shall be submitted to arbitration.

     B. Except as provided in subsections A. and D. of this Article or with respect to judicial proceedings instituted in aid of arbitration, this Article shall constitute a waiver of the Parties' rights to commence an action in any court of competent jurisdiction in the United States, to remove an action to a United States District Court, or to seek a transfer of a case to another court as might otherwise be permitted by the laws of the United States or of any State or other jurisdiction in the United States.

     C. One Arbiter shall be chosen by the Company, the other by the Indemnitor, and an Umpire shall be chosen by the two Arbiters before they enter upon arbitration, all of whom shall be active or retired disinterested executive officers of United States domiciled insurance or reinsurance companies. In the event that either Party should fail to choose an Arbiter within 30 days following a written request by the other Party to do so, the requesting Party may choose two Arbiters who shall in turn choose an Umpire before entering upon arbitration. If the two Arbiters fail to agree upon the selection of an Umpire within 30 days following their appointment, each Arbiter shall nominate three candidates within 10 days thereafter, two of whom the other shall decline, and the decision shall be made by drawing lots.

     D. The Arbiters and the Umpire ("the Arbitration Panel") shall consider this Agreement as an honorable engagement rather than merely as a legal obligation, and they are relieved of all judicial formalities and may abstain from following the strict rules of law. The majority decision of the Arbitration Panel shall be final and binding on both Parties. Judgment upon the final decision of the Arbitration Panel may be entered in any court of competent jurisdiction.

     E. Except as provided in sub-section G. of this Article, each Party shall bear the expense of its own Arbiter, and shall jointly and equally bear with the other the expense of the Umpire and of the arbitration. In the event that the two Arbiters are chosen by one Party, as above provided, the expense of the Arbiters, the Umpire and the arbitration shall be equally divided between the two Parties.

     F.  Any arbitration proceedings shall take place in New York, New York.

     G. The Arbitration Panel shall have the power to award costs, expenses, and interest to the prevailing Party in an arbitration.

ARTICLE XVIII - ENTIRE AGREEMENT

This Agreement constitutes the entire agreement between the Parties regarding the subject matter hereof and supercedes all prior agreements and understandings, both written and oral and does not confer any rights or remedies to any other party or any other person.

ARTICLE XIX - AMENDMENTS AND ALTERATIONS

This Agreement shall not be changed, supplemented, modified, or amended except by an endorsement/addendum signed by the Parties and attached hereto.

ARTICLE XX - NO WAIVER

No forebearance to enforce any provision or right hereunder shall be deemed a waiver thereof, and no waiver of any breach of any term or covenant herein shall be construed as a waiver of any other breach of the same, or any other covenant herein.

ARTICLE XXI - CONSTRUCTION

This Agreement is the result of arms-length negotiations between the Parties and has been prepared jointly by the Parties. In applying and interpreting the provisions of this Agreement, there shall be no presumption that either the Company or the Indemnitor prepared this Agreement, or that this Agreement shall be construed in favor of or against either the Company or the Indemnitor.

ARTICLE XXII - NOTICES

Any notice or other communication required or permitted hereunder shall be in writing and shall be delivered personally, telegraphed, telexed, sent by facsimile transmission, or sent by certified, registered or express mail, postage prepaid, to :

         If to the Indemnitor, to:

         Doreen Faga
         President, Gibraltar Operations
         Prudential Insurance Company of America
         Eisenhower Corporate Center, Building 3
         290 West Mt. Pleasant Avenue
         Livingston, NJ  07039
         Phone: 973-548-5980
         Fax:     973-548-5950


         If to the Company, to:

         Janet J. Burak

         Senior Vice President and General Counsel
         Everest Reinsurance Holdings
         477 Martinsville Road

         P.O. Box 830
         Liberty Corner, NJ  07938
         Phone: 908-604-3170
         Fax:     908-604-3450

ARTICLE XXIII - GOVERNING LAW

This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

IN WITNESS WHEREOF, the Company, by its duly authorized representative, has executed this Agreement as of the date undermentioned at:

____________, ____________, this ____________ day of __________________ 2000.


--------------------------------------------------------------------------------



IN WITNESS WHEREOF, the Indemnitor, by its duly authorized representative, has executed this Agreement as of the date undermentioned at:

____________, ____________, this ____________ day of ___________________ 2000.

-------------------------------------------------------

                  The following constitutes the Disclosure Schedule as called for and referred to in the Stock Purchase Agreement (the "AGREEMENT") dated as of February 24, 2000 between The Prudential Insurance Company of America (the "SELLER") and Everest Reinsurance Holdings, Inc. (the "PURCHASER"). This Disclosure Schedule constitutes a part of the Agreement.

                  Capitalized terms used in this Disclosure Schedule shall have the same meanings as in the Agreement.

                  Inclusion of any item under any paragraph hereof shall not be deemed to be an admission that disclosure of such item is in fact required pursuant to the Agreement or that the Seller or Gibraltar failed to perform any obligation in fact required to be performed by either of them.

                  Headings included herein are for reference purposes only and shall not affect in any way the meaning or interpretation of this Disclosure Schedule.

                                 Schedule 3.5

                                    Consents
                                    --------

         1. Service Contract dated May 1, 1997 between Gibraltar Casualty Company and Prudential Property and Casualty Company, as amended.

         2. Service Agreement between IRISC, Inc. (n/k/a Cambridge Integrated Services Group) and Gibraltar Casualty Company, as amended.

         3. Technology Service Agreement between IRISC, Inc. (n/k/a Cambridge Integrated Services Group) and Gibraltar Casualty Company.

         4. Letter Agreement between Datasure International Limited, IRISC, Inc. (n/k/a Cambridge Integrated Services Group), and Gibraltar Casualty Company relating to the Program License and Support Services Agreement between Datasure International Limited and RHH Group.

         5. Software License Agreement dated April 19, 1995 between The Freedom Group, Inc. ("TFG") and Gibraltar Casualty Company as amended.

         6.  Software  License  Agreement  between  Datalight  Software  and The
Prudential Insurance Company of America for the Use of the Concordance Information Retrieval System by Gibraltar Casualty Company.

                                  Schedule 3.7

                              Statutory Statements
                              --------------------

                                      NONE

                                  Schedule 3.9

                      Liens on the Investments of Gibraltar
                      -------------------------------------

                                      NONE

                                  Schedule 3.10

                   Changes and Events since December 31, 1999
                   ------------------------------------------

1        Adjustments to Loss Reserves required pursuant to Section 5.10.

2        Retirement  and  removal  of  Andrew  Corselli  as  General  Counsel of
Gibraltar   Casualty  Company  and  Assistant  General Counsel of The Prudential
Insurance Company of America.

3        In connection with the retirement and removal  of Andrew  Corselli, the following changes to the directors and officers of Gibraltar Casualty Company are effective as of February 16, 2000:

         o Appointment of Doreen Faga to the Board of Directors;
         o Appointment of Doreen Faga as Senior Vice President;
         o Appointment of Joanne Poles as General Counsel;
         o Resignation of Joanne Poles as Corporate Secretary;
         o Appointment of Michael Rant as Corporate Secretary;
         o Resignation of Michael Rant as Assistant Corporate Secretary; and
         o Appointment of Erika Kill as Assistant Corporate Secretary.

4        Retirement  of John Mottola, President of Gibraltar Casualty Company on
February 28, 2000.

5        In  connection  with  the  retirement  of  John  Mottola, the following changes will occur to the directors and officers of Gibraltar Casualty Company, effective as of February 28, 2000.

         o Resignation of John Mottola from the Board of Directors and as President;
         o Resignation of Doreen Faga as Senior Vice President; and
         o Appointment of Doreen Faga as President.

                                  Schedule 3.11

     Liabilities of Gibraltar which under GAAP are required to be disclosed
     ----------------------------------------------------------------------


                                      NONE

                                  Schedule 3.12

              Pending or Threatened Insurance Claims or Assessments
              -----------------------------------------------------

                                      NONE

                                  Schedule 3.13

             Judgments, Decrees and Orders in Restraint of Business
             ------------------------------------------------------

1.       Order by Judge Alfred M. Wolin, U.S.D.J., dated September 15, 1995.

2.       Order by Judge Alfred M. Wolin, U.S.D.J., dated February 11, 1997.

3.       Order by Judge Alfred M. Wolin, U.S.D.J., dated March 23, 1999.

                                  Schedule 3.14

                 Material Actions, Suits, Arbitrations or Legal,
                 -----------------------------------------------
                       Administrative or Other Proceedings
                       -----------------------------------



--------------------------------------------------------------------------------
            CAPTION                       POLICYHOLDER             COURT
--------------------------------------------------------------------------------
Aerojet General Corp. v. Certain       Aerojet General Corp.  CA Appellate Court
Underwriters of Lloyds, et al.,
CA State Ct. Case No. 98A 500358
--------------------------------------------------------------------------------
Certain Underwriters at Lloyd's v.     Amax Minerals          NM Judicial Court
Cypress Amax, Second, Judicial
District, N.M., Docket No. CV
98-11897
--------------------------------------------------------------------------------
Cyprus Amax Minerals Co., et al. v.    Amax Minerals          CA Superior Court
Allianz Insurance Co., et al, CA
State Ct., Docket No. BC 198946
--------------------------------------------------------------------------------
MRC Holdings, Inc. v. Employers        American Can           NJ Superior Court
Insurance of Wausau, NJ Superior
Ct., Docket No L-12342-90
--------------------------------------------------------------------------------
INA v. Asarco, NJ Superior Court,      Asarco, Inc.           NJ Superior Court
Docket No. L-6164-93
--------------------------------------------------------------------------------
Newmont Mining Corp., et al. v.        Asarco, Inc.           CO State Court
Casualty & Surety Co., Colorado
State Ct., Docket No 93-CV-4774
--------------------------------------------------------------------------------
Asarco, Inc. v. American Home          Asarco, Inc.           CO District Court,
Assurance Co., et al, District                                Denver
Court, City and County of Denver,
CO
--------------------------------------------------------------------------------
Zurick Ins. Co. v. Baxter              Baxter (HIV)           IL Circuit Court
International, Inc., et al. Cir.
Ct. IL, Docket No. 94MR46
--------------------------------------------------------------------------------
Beckton Dickinson and Company v.       Becton Dickinson       NJ Superior Court
Adriatic Ins. Co. et al., NJ
Superior Ct., Docket No. C 35-99
--------------------------------------------------------------------------------
Smithkline Beecham Corp. v. Aetna      Beecham, Inc.          NJ Superior Court
et al., NJ Superior Ct., Docket
No. L-007799-94
--------------------------------------------------------------------------------
Nosroc Corporation v. Allianz          CCR Member;            U.S. District
Underwriters Ins. Co., et al.,         IU International       Court, E.D. PA
US District Court, E.D. PA Civil
Action No. 93-CV-0215
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
           CAPTION                       POLICYHOLDER             COURT
--------------------------------------------------------------------------------
Commercial Union Ins. Co. and          CCR Member:            NY Supreme Court
Continental Casualty Co. v.            Pfizer, Inc.
Pfizer, Inc., et al., NY State
Sup. Ct., Index No. 28936/91
--------------------------------------------------------------------------------
Pfizer, Inc. and Quigley               CCR Member:            U.S. District Ct.,
Company, Inc. v. Affiliated FM         Pfizer, Inc.           E.D. PA
Insurance Co., et al., U.S.
District Court, E.D. PA, Case
No. 93-CV-0215
--------------------------------------------------------------------------------
Continental Casualty Company v.        CCR Member:            IL Circuit Court
Maremont Corp; Ferodo America          Maremont Corp.
Inc., as successor to Nuturn
Corp., Cir. Ct. IL Docket No.
97 CH 8476
--------------------------------------------------------------------------------
American Motorist et al v.             Celanese Corporation   Court of Common
Hoechst Celanese Corp.,                                       Pleas, SC
SC State Ct., Docket No.,
97-CP-23
--------------------------------------------------------------------------------
American Motorist et al v.             Celanese Corporation   TX District Court
Hoechst Celanese Corp., Dist.
Ct. of Dallas, Texas, Cause
No. 9700133-1
--------------------------------------------------------------------------------
The Coastal Corp., et al v.            Coastal Corp.          CA Superior Court
The Aetna Casualty and Surety
Co., CA State Ct., Case No.
BC154152
--------------------------------------------------------------------------------
Commonwealth Oil Refining Co. v.       Commonwealth Oil       NJ Superior Court
Commercial Ins. Co., et al., NJ        Refining Company
Superior Court MID-L8792-94
--------------------------------------------------------------------------------
Consolidated Rail Corporation v.       Consolidated Rail      Court of Common
Certain Domestic Insurance             Corp.                  Pleas, PA
Companies, Pennsylvania Court of
Common Pleas, Philadelphia County,
Civil Action No. July, 1998,
001370
--------------------------------------------------------------------------------
Eljer Industries, Inc., et al, v.      Dyson-Kissner Corp.    U.S. District
Aetna Casualty & Surety Co., U.S.                             Court, IL, E.D.
D.C. Northern District of Illinois,
Eastern Division, Docket No.
93 C 4320
--------------------------------------------------------------------------------
New England Ins. v. Dyson-Kissner      Dyson-Kissner Corp.    NY Supreme Court
Moran, et al., NY Sup. Ct., Docket
No. 97-119830
--------------------------------------------------------------------------------
E.I. du Pont de Nemours & Company v.   E.I. du Pont           DE Superior Court
Allstate Insurance Company, et al.,
DE Superior Court, New Castle Cty.,
Docket No. 99C-12-253 HLA
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
           CAPTION                       POLICYHOLDER             COURT
--------------------------------------------------------------------------------
Eli Lilly & Co. v. The Aetna           Eli Lilly & Company    IN State Court
Casualty & Surety Co. et al.,
State Court of Indiana, Marion
County, Cause No. 49D059703CP0422
--------------------------------------------------------------------------------
Home Insurance Co. v. Cornell          Federal Pacific        NJ Superior Court
Dubilier, et al., NJ Superior Ct.,     Electric Co &
Docket No. MER-L-5192-96
--------------------------------------------------------------------------------
GenCorp Inc., v. AIU Insurance         Gencorp, Inc.          U.S. District
Company, et al., U.S. District                                Court, OH, N.D.
Northern District of Ohio, Docket
5:95-CV-2464
--------------------------------------------------------------------------------
Allstate Ins. Co., et al. v.           General Electric       NY Supreme Court
General Electric, et al., NY
State Sup. Ct., Docket
601883-97
--------------------------------------------------------------------------------
General Electric Company v.            General Electric       TX State Court
Adriatic Ins. Co. et al., 136th
District Ct. of Jefferson
County, TX
--------------------------------------------------------------------------------
Aetna v. Goodyear Tire & Rubber        Goodyear Tire &        Court of Common
Company, Ohio Court of Common          Rubber Co.             Pleas, OH
Pleas, Summit County, Ohio Case
No. CV93-093226
--------------------------------------------------------------------------------
Viacom International Inc. v.           Gulf & Western         NJ Superior Court
Admiral Insurance Company, et al.,
NJ Superior Court, Docket No.
SOM L-1739-99
--------------------------------------------------------------------------------
Hercules, Inc. v. Aetna et al.,        Hercules, Inc.         DE Superior Court
Superior Courr of the State of
Delaware, New Castle County,
Docket No. CA Nos. 92C-10-105
and 90C-FE-195-1-CV
--------------------------------------------------------------------------------
Lonza, Inc. v. Hartford Accident       Lonza, Inc.            NJ Superior Court
and Indemnity Co., et al., NJ
Superior Ct., Docket No. BER-
11037-97
--------------------------------------------------------------------------------
The Mead Corporation v. Aetna          Mead Corp.             AL Circuit Court
Casualty and Surety Company,
Circuit Court of Jefferson
County, Alabama, Civil Action
No. CV-97-5117
--------------------------------------------------------------------------------
Merck & Co., Inc. v. Federal           Merck & Co., Inc.      NJ Superior Court
Ins. Co., et al., NJ Superior
Court, Docket No. C-340-96
--------------------------------------------------------------------------------
First State Ins. Co. v. Minnesota      Minnesota Mining &     MN State Court
Mining & Minerals, Minn. State,        Minerals Corp.
County of Ramsey, No. C3 94-12780
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
           CAPTION                       POLICYHOLDER             COURT
--------------------------------------------------------------------------------
Minnesota Mining and Manufacturing     Minnesota Mining &     US District Court,
Co. v. Abeille Reassurances, et al.,   Minerals Corp.         Eastern District,
Eastern District Court of Eastern                             TX
TX, Docket No. 29SCV0005
--------------------------------------------------------------------------------
Exxon Mobil Corporation, et al. v.     Mobile Oil/Bluefield   TX State Court
Certain Underwriters at Lloyd's        Oil/Superior Oil
London, et al., Harris, County, TX,
Docket No. 2000-02117
--------------------------------------------------------------------------------
Certain Underwriters at Lloyd's,       Mobile Oil/Bluefield   NY Supreme Court
London, v. Mobil Corporation, The      Oil/Superior Oil
Superior Oil Company, Certain
London Market Insurance Companies,
et al., NY Supreme Court, Index No.
600006/00 (Justice Gammerman)
--------------------------------------------------------------------------------
Murphy Oil USA, Inc. v. United         Murphy Oil, USA Inc.   AK Circuit Court
States Fidelity Guaranty Company,
et al., Circuit Court of Union
County, Arkansas, Docket No.
91-439-2
--------------------------------------------------------------------------------
American Premier Underwriters,         Penn Central Marathan  Court of Common
Inc. v. Certain Underwriters at        Manufacturing Co.      Pleas, OH
Lloyd's , et al., Ct. of Common
Pleas, Hamilton Cty., Ohio State
Court, Docket No. A97703088
--------------------------------------------------------------------------------
Elf Atochem NA, Inc. v. The Aetna      Pennwalt Corp.         TX District Court
Casualty & Surety Co., et al.,
Harrison County, TX Docket No.
94-1018
--------------------------------------------------------------------------------
American Employer's Insurance          Pennwalt Corp.         NJ Superior Court
Company, et al., v. Elf Atochem NA,
Inc. et al., NJ Superior Court
Docket No. L-533394
--------------------------------------------------------------------------------
Pfizer Inc. v. Employers Inc.          Pfizer, Inc.           NJ Superior Court
Company of Wausau et al., NJ
Superior Court Docket No.
C108-92
--------------------------------------------------------------------------------
PPG Industries, Inc. v. Accident       PPG Industries, Inc.   NJ Superior Court
and Casualty Insurance Company of
Winterhur, et al., NJ Superior
Ct. Docket No. HUD-L-1845-95
--------------------------------------------------------------------------------
Rohm & Haas v. United States           Rohm & Haas Company    NJ Superior Court
Liability Insurance Company,
et al., NJ Superior Ct.,
Docket No. MERL-004664-95
--------------------------------------------------------------------------------
Rohm & Haas Texas Inc. v. AIU          Rohm & Haas Company    TX State Court
Ins. Co. et al., Texas St. Ct.,
Jefferson TX, Docket No.
A157626
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
           CAPTION                       POLICYHOLDER             COURT
--------------------------------------------------------------------------------
RSR Corp et al., v. AIU Ins.           RSR Corp.              TX District Court
Co., et al., Harrison County
Texas, Case No. 930127
--------------------------------------------------------------------------------
The Sherwin-Williams Company v.        Sherwin Williams       Court of Common
Travelers Casualty and Surety                                 Pleas, OH
Company et al., Docket No. 99-
399320-CV D13 CM, Ohio Court of
Common Pleas, Cuyahoga County
--------------------------------------------------------------------------------
Inland Paperboard and Packaging,       Temple-Inland, Inc.    IN Superior Court
Inc. v. Affiliated FM Insurance        Time Inc.
Company, Indiana, Marion Superior
Court, Cause 49D05-9708-CP-1142
--------------------------------------------------------------------------------
Fidelity & Casualty Co. of NY v.       Texas Eastern          PA District Court
Texas Eastern Transmission             Transmission Corp.
Corporation v. Associated Electric
Gas Insurance Services, Ltd., et
al., Docket No. 92-4804,
Pennsylvania District Court,
Eastern District
--------------------------------------------------------------------------------
Texas Eastern Transmission Corp. v.    Texas Eastern          TX District Court
Fidelity & Casualty Co., TX District   Transmission Corp.
Court, Harris County, 133rd District
Ct., Docket No. 92-31827
--------------------------------------------------------------------------------
The Boeing Company v. Certain          Boeing Company         WA Superior Court
Underwriters at Lloyds, Washington
Superior Court
--------------------------------------------------------------------------------
Certain Underwriters of Lloyds v.      Boeing Company         Oregon Circuit
The Boeing Company Docket No.                                 Court
9902-01729, Oregon Circuit Court
--------------------------------------------------------------------------------
Crown Cork & Seal Co. Inc. v.          Continental Group,     NJ Superior Court
Travelers, et al., NJ Superior         Inc.
Ct. MID-L-5965-95
--------------------------------------------------------------------------------
Continental Holdings, Inc. v.          Continental Group,     NJ Superior Court
AIU Ins. co., NJ Superior Ct.          Inc.
MID-L-12453-91
--------------------------------------------------------------------------------
Sonoco Products v. American            Continental Group,     NJ Superior Court
Motorist Ins. Co., et al., NJ          Inc.
Superior Court, Docket No.
MID-L601795
--------------------------------------------------------------------------------
Uniroyal Inc. v. American              Uniroyal Inc.          NJ Superior Court
Reinsurance Company, et al.,
NJ Superior Ct., Docket No.
L-8172-94
--------------------------------------------------------------------------------
Warner Lambert Co. et al. v.           Warner Lambert         NJ Superior Court
The Admiral Ins. Co., et al.,          Company
NJ Superior Ct. Docket No.
3307-92
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
           CAPTION                       POLICYHOLDER             COURT
--------------------------------------------------------------------------------
Nepera, Inc. (plaintiff-               Warner Lambert         NJ Superior Court
intervenor) v. Admiral Insurance       Company
Company, et al., NJ Superior
Court, Docket No. MIDLX-L-
10456-94
--------------------------------------------------------------------------------
Wheeling Pittsburgh Corp. and          Wheeling Pittsburgh    W VA Circuit Court
Wheeling Pittsburgh Steel              Steel Corp.
Corporation v. American Insurance
Company, Virginia St. Ct. Civil
Action No. 93C-340
--------------------------------------------------------------------------------
Witco Corporation v. Adriatic          Witco Corporation      DE Superior Court
Insurance Company, et al.,
Docket No. 95C-06-30, Delaware
Superior Court, New Castle County
--------------------------------------------------------------------------------
BHP Copper Inc. (f/k/a Magma Copper    City Services          Arizona St. Ct.
Co.) v. Aetna Casualty  & Surety
Co., et al. Docket No. cv.
2000-000808
--------------------------------------------------------------------------------


ARBITRATIONS OR LEGAL, ADMINISTRATIVE OR OTHER PROCEEDINGS
----------------------------------------------------------

1. Request for Information dated September 3, 1998 from the Attorney General of the State of Minnesota to Gibraltar Casualty Company pursuant to the Landfill Cleanup Act and letter dated January 19, 1999 from Gibraltar Casualty Company to the Attorney General of the State of Minnesota.

2. Arbitration pending between Gibraltar Casualty Company and QBE Insurance & Reinsurance (Europe) Limited pursuant to the Casualty Quota Share Reinsurance Agreement.

                                  Schedule 3.15

                        Jurisdiction of Incorporation and
                        ---------------------------------
                   Jurisdictions of Qualification of Gibraltar
                   -------------------------------------------

        JURISDICTION OF INCORPORATION

              Delaware

        LICENSED IN

              Delaware
              California

        JURISDICTIONS OF QUALIFICATION

              Alabama
              Arkansas
              California
              Connecticut
              District of Columbia
              Georgia
              Hawaii
              Idaho
              Illinois
              Indiana
              Iowa
              Kansas
              Kentucky
              Maine
              Maryland
              Massachusetts
              Minnesota
              Missouri
              Montana
              Nebraska
              Nevada
              New Jersey
              North Dakota
              Oregon
              South Dakota
              Tennessee
              Vermont
              Washington
              West Virginia
              Wisconsin

              Wyoming

                                  Schedule 3.16

 Material Contracts with Affiliates, Officers, Directors and Interested Parties
 ------------------------------------------------------------------------------


     1. Tax Allocation Agreement dated January 17, 1995 between The Prudential Insurance Company of America and its Affiliates, including Gibraltar Casualty Company.

     2. Service Agreement dated May 10, 1990 between The Prudential Insurance Company of America and Gibraltar Casualty Company.

     3.   Separation  Agreement  dated  October  6,  1995  among  The Prudential
Insurance  Company  of  America,  PRUCO,   Inc.,   Gibraltar  Casualty  Company,
Prudential Reinsurance Holdings, Inc. and Prudential Reinsurance Company.

     4. Surplus Maintenance Agreement dated December 18, 1991 between PRUCO, Inc. and Gibraltar Casualty Company.

     5. Investment Advisory Contract effective as of 1984 between Prudential Investment Company and Gibraltar Casualty Company.

     6. Loan Agreement dated November 21, 1996 between Gibraltar Casualty Company and Prudential Funding Corporation.

     7. Service Contract dated May 1, 1997 between Gibraltar Casualty Company and Prudential Property and Casualty Company.

     8. Occupancy Agreement dated July 1, 1995 between Gibraltar Casualty Company and The Prudential Service Company.

                                  Schedule 3.17

                         Compliance with Applicable Law
                         ------------------------------

1. Notification dated May 7, 1999 from North Carolina Insurance Department to Gibraltar Casualty Company advising that the Department is unable to approve Gibraltar Casualty Company as an authorized reinsurer.

                                  Schedule 3.20

                              Governmental Consents
                              ---------------------

                                      NONE


                                      -89

                                  Schedule 3.21

                      Contracts, Agreements or Arrangements
                      -------------------------------------
                    to which Gibraltar is a Party or by which
                    -----------------------------------------
                    Gibraltar's Assets or Property are bound
                    ----------------------------------------

      1.   Separation  Agreement  dated  October  6,  1995  among The Prudential
Insurance  Company   of  America,  PRUCO,  Inc.,   Gibraltar  Casualty  Company,
Prudential Reinsurance Holdings, Inc. and Prudential Reinsurance Company.

      2. Guarantee dated October 6, 1995 of The Prudential Insurance Company of America in favor of Prudential Reinsurance Holdings, Inc. (n/k/a Everest Reinsurance Holdings, Inc.).

      3. Guarantee dated October 6, 1995 of The Prudential Insurance Company of America in favor of Prudential Reinsurance Company (n/k/a Everest Reinsurance Company).

      4. Indemnification Agreement dated October 6, 1995 between PRUCO, Inc. and Prudential Reinsurance Holdings, Inc. (n/k/a Everest Reinsurance Holdings, Inc.).

      5. Surplus Maintenance Agreement dated December 18, 1991 between PRUCO, Inc. and Gibraltar Casualty Company.

      6. Aggregate Stop Loss Retrocession Agreement dated October 6, 1995 between Gibraltar Casualty Company and Prudential Reinsurance Company.

      7. Reinsurance Trust Agreement dated March 11, 1999 among Gibraltar Casualty Company, Everest Reinsurance Company, and The Bank of New York.

      8. Trust Agreement dated April 23, 1999 among Everest Reinsurance Company, Gibraltar Casualty Company, and Bankers Trust Company.

      9. Engagement Letter Agreement dated May 3, 1999 among Deloitte & Touche LLP, Gibraltar Casualty Company and Everest Reinsurance Company as suspended by Notice letter dated May 26, 1999 from Gibraltar Casualty Company and Everest Reinsurance Company to Deloitte & Touche LLP suspending the Engagement Letter Agreement.

      10. Service Contract dated January 1, 1995 between Gibraltar Casualty Company and Prudential Reinsurance Company.

      11. Service Agreement dated May 10, 1990 between Gibraltar Casualty Company and The Prudential Insurance Company of America.

      12. Service Contract dated May 1, 1997 between Gibraltar Casualty Company and Prudential Property and Casualty Company, as amended.

      13. Service Agreement between IRISC, Inc. (n/k/a Cambridge Integrated Services Group) and Gibraltar Casualty Company, as amended.

      14. Technology Service Agreement between IRISC, Inc. (n/k/a Cambridge Integrated Services Group) and Gibraltar Casualty Company.

      15. Letter Agreement between Datasure International Limited, IRISC, Inc. (n/k/a Cambridge Integrated Services Group) and Gibraltar Casualty Company relating to the Program License and Support Services Agreement between Datasure International Limited and RHH Group.

      16. Software License Agreement dated April 14, 1995 between Gibraltar Casualty Company and The Freedom Group, Inc.

      17. Software License Agreement between Gibraltar Casualty Company and Prudential Reinsurance Company.

      18.  Software  License  Agreement  between  Datalight  Software  and   The
Prudential Insurance Company of America for the Use of the Concordance Information Retrieval System by Gibraltar Casualty Company.

      19. Investment Advisory Contract effective as of 1984 between Prudential Investment Company and Gibraltar Casualty Company.

      20. Tax Allocation Agreement executed on January 17, 1995 between The Prudential Insurance Company of America and its Affiliates, including Gibraltar Casualty Company, as amended.

      21. Loan Agreement dated November 21, 1996 between Gibraltar Casualty Company and Prudential Funding Corporation.

      22. Letter Agreement dated May 26, 1999 between The Prudential Insurance Company of America and Everest Reinsurance Company.

      23. Confidentiality and Non-Disclosure Agreement dated May 6, 1998 between Everest Reinsurance Company, Gibraltar Casualty Company and Tillinghast-Towers Perrin.

      24. Letter Agreement dated September 16, 1998 between Tillinghast-Towers Perrin and Everest Reinsurance Company.

      25.  Letter  Agreement  dated   February  24,  1999  between   Milliman  &
Robertson, Inc. and The Prudential Insurance Company of America.

      26. Letter Agreement dated April 8, 1999 between Tillinghast-Towers Perrin and The Prudential Insurance Company of America.

      27. Letter Agreement dated July 14, 1999 between Tillinghast-Towers Perrin and Gibraltar Casualty Company.

      28. Occupancy Agreement dated July 1, 1995 between Gibraltar Casualty Company and The Prudential Service Company.

      29. Assignment Agreement dated September 17, 1998 among Prudential Reinsurance Company (n/k/a Everest Reinsurance Company), Gibraltar Casualty Company, and NationBank N.A.

      30. Uniform Qualified Assignment Agreement effective May 1996 between Gibraltar Casualty Company and Transamerica Annuity Service Corporation.

      31. Tolling Agreement dated January 3, 2000, between Gibraltar Casualty Company and Everest Reinsurance Company.

      32. Letter Agreement dated January 4, 2000 between Gibraltar Casualty Company and Everest Reinsurance Company.

Claim Agreements With Guaranteed Scheduled Payments
---------------------------------------------------

1. Settlement Agreement dated February 1997 with Bristol Myers Squibb (Includes Medical Engineering).

2.    Settlement Agreement dated January 1996 with Revlon.

3.    Agreement dated January 2000 with Pfizer.

Claim Handling Agreements
-------------------------

Gibraltar has claim handling agreements with the following policyholders:

Pfizer                                  CBS/Westinghouse

Union Carbide                           Colt Industries

Flintkote                               Revlon/Rhone Poulenc

Jim Walter/Celotex                      Pittsburgh Corning Corp.

RPM/Proko/Bondex                        Baxter Travenol International

Hoechst Celanese

Bayer/Rhinechem

American Hospital Supply Co.


                                  Schedule 3.22

          Contractual Reinsurance, Insurance and Commutation Agreements
          -------------------------------------------------------------

       1. Settlement and Commutation Agreement effective February 22, 1999 and Release by and between Gibraltar Casualty Company and Hamburger Internationale Ruckversicherung Aktiengesellschaft.

       2. Reinsurance Settlement and Commutation Agreement and Release effective April 14, 1999 between Gibraltar Casualty Company and U.S. International Reinsurance Company and The Home Insurance Company and its subsidiaries.

       3. Commutation and Settlement Agreement effective May 30, 1997 between Gibraltar Casualty Company and Imperial Casualty and Indemnity Company.

       4. Settlement Agreement and Mutual Release effective May 15, 1997 between Underwriters Reinsurance Company, formerly known as Buffalo Reinsurance Company, and Gibraltar Casualty Company.

       5. Commutation Agreement effective June 20, 1996 between Gibraltar Casualty Company and The Central National Insurance Company of Omaha.

       6.   Settlement  Agreement  and  Release  between  Midstates  Reinsurance
Corporation  (f/k/a  Mead  Reinsurance  Corporation),   and  Gibraltar  Casualty
Company.

       7. Settlement Agreement and Release dated July 1997 between CIGNA Reinsurance Company, for and on behalf of Century Reinsurance Company, and Gibraltar Casualty Company.

       8.   Commutation  of  two Aggregate Excess of Loss Reinsurance Agreements
effective   May  27,  1998  between  Gibraltar  Casualty  Company  and   Citadel
Reinsurance Company Limited.

       9. Aggregate Stop Loss Retrocession Agreement dated October 6, 1995 between Gibraltar Casualty Company and Prudential Reinsurance Company.

       10. Commutation Agreement between Gibraltar Casualty Company and ICA (formerly Ormond Reinsurance Co.).

       11. Certificate of Liability Insurance dated July 30, 1999 for Gibraltar Casualty Company by Aon.

       12. Settlement and Commutation Agreement and Release dated August, 1999 by and between Gibraltar Casualty Company and Unione Italiana Reinsurance Company of America, Inc.

                                  Schedule 3.23

             Liability, Property and Casualty, Workers Compensation,
             -------------------------------------------------------
          Directors and Officers Liability, Surety Bonds, Key Man Life
          ------------------------------------------------------------
              Insurance and Other Insurance Contracts of Gibraltar
              ----------------------------------------------------


1.       See Attached Insurance Summary.

2.       There are no Key Man Life Insurance policies.

                          GIBRALTAR INSURANCE COVERAGES
                          -----------------------------

                                TABLE OF CONTENTS
                                -----------------

COVERAGE                                                             PAGE NUMBER
--------                                                             -----------

INTRODUCTION                                                                 2

MASTER PROPERTY PROGRAM                                                      3

BOILER AND MACHINERY INSURANCE                                               7

CORPORATE PUBLIC LIABILITY PROGRAM                                           9

UMBRELLA & EXCESS LIABILITY POLICIES                                        11

WORKERS COMPENSATION & EMPLOYERS LIABILITY                                  12

MASTER HOME OFFICE GARAGE KEEPER'S LIABILITY                                13

MASTER HOME OFFICE AUTOMOBILE LIABILITY                                     14

DIRECTORS & OFFICERS LIABILITY INSURANCE                                    16

COMPREHENSIVE CRIME PROGRAM                                                 18

FIDUCIARY LIABILITY INSURANCE                                               20

ERRORS & OMISSIONS - PROFESSIONAL LIABILITY INSURANCE                       21

EMPLOYMENT PRACTICES LIABILITY INSURANCE                                    22

SURETY BONDS                                                                23


ENTERPRISE RISK MANAGEMENT:  FEBRUARY 16, 2000

                           ENTERPRISE RISK MANAGEMENT
                           --------------------------
                          CORPORATE INSURANCE PROGRAMS
                          ----------------------------

                                  INTRODUCTION
                                  ------------

                            ISSUED: FEBRUARY 16, 2000
                            -------------------------

                                INTERNAL USE ONLY
                                -----------------

This package summarizes the major insurance programs maintained by Enterprise Risk Management to protect the interests of Prudential. Coverage under these programs is extended (except where specifically noted) to The Prudential and any subsidiary or associated companies. If you require a CERTIFICATE OF INSURANCE to provide evidence of coverage, please click on the certificate request for icon located on the main page of the database. Questions regarding terms and conditions, coverage limits, etc. should be referred to Corporate Risk Management at 973-802-5751.

NOTE: This Insurance Program Summary Manual is prepared for the information and convince of Prudential's business groups and subsidiaries. It SUMMARIZES the listed programs and it is not intended to document ALL of the terms and conditions or exclusions of such programs. The information contained in the summary reflects coverage as of the effective date noted in the manual. Subsequent changes and programs modifications are not included. This Insurance Summary Manual is not an insurance policy. The insurance programs listed in the summary are subject to the terms, exclusions, and conditions of the actual policies. For more detailed information please consult the Enterprise Risk Management at 973-802-5751.

                    COPIES OF INSURANCE CONTRACTS (POLICIES):

Many of our insurance policies are customized manuscript contracts that contain proprietary information. Therefore, The Prudential DOES NOT provide copies of its insurance policies to third parties. In addition, many of our programs are the blanket type which means that, in most instances, individual locations are not listed in the policy. Like most large programs, we maintain and file with the underwriters separate rosters of covered entities.

Under our program we provide our business associates with a certificate of insurance as evidence of adequate coverage. The issuance of a certificate is an accepted practice within the industry for programs that are the size of Prudential's.

In some instances, additional clarification or evidence of coverage may be requested. For these cases the appropriate Insurance Broker and/or Enterprise Risk Management will provide a letter that confirms coverage and responds to specific coverage questions.

                      ENTERPRISE RISK MANAGEMENT LOCATION:

                           Enterprise Risk Management
                        213 Washington Street, 7th Floor
                              Newark, NJ 07102-2992

                   Phone # (973) 802-5751 Fax # (973) 802-5846

                            MASTER PROPERTY PROGRAM
                            -----------------------

INTERNAL USE ONLY
-----------------

NAMED INSURED
-------------

The Prudential Insurance Company of America including all divisions, affiliated, associated and subsidiary companies and/or corporations and/or Joint Ventures that are specifically enrolled for this insurance.

INSURANCE CARRIERS
------------------

Primary Layer $20,000,000


COMPANY                          PARTICIPATION              POLICY NUMBER
-------                          -------------              -------------
AIG-NATIONAL UNION               $  16,500,000              4547857
CNA-CONTINENTAL CASUALTY         $   3,500,000              RMP189472013

Excess Program-Various Carriers

POLICY TERM
-----------

December 31, 2001


TERRITORY
---------

The United States of America, its territories and possessions, The District of Columbia, Canada, Puerto Rico, and the U.S. Virgin Islands including coastal waterways.

COVERAGES
---------

All real and personal property, owned, used, leased (or otherwise acquired) by the assured or in its care, custody and control including but not limited to:

I.  PROPERTY COVERAGE
    -----------------

- Improvements and Betterments                    - Fine Arts
- Accounts Receivable                             - Valuable Papers & Records
- EDP Equipment, Media & Extra Expense            - Builders Risk and
                                                     Installation
- Demolition & Increased Cost of
   Construction                                   - Consequential Damage
- Contractors & Subcontractors Interest           - Property in Transit
- Unnamed Locations                               - Newly Acquired Locations
- Contingent Property Coverage                    - Fiduciary Capacity &
                                                     Foreclosure

- Professional Fees

II.  TIME ELEMENT COVERAGE
     ---------------------

- Business Interruption                           - Extra Expense
- Contingent Bus. Interruption & Extra Expense    - Rental Income & Expense
- Off Premises Service Interruption               - Contingent Liability from
                                                     Building Laws
- Demolition & Increased Time to Rebuild          - Rental Value
- Ingress/Egress                                  - Civil/Military Authority


PERILS INSURED
--------------

"All Risk" of physical loss or damage including flood and earthquake subject to policy exclusions.

EXCLUSIONS
----------

Loss of market, inherent vice, gradual deterioration, suspension of lapse of lease, wear and tear, war, nuclear reaction, employee infidelity, asbestos removal, faulty workmanship, pollution or contamination as defined in the policy terms and conditions.

PROGRAM LIMITS
--------------

$5,200,000,000 All-Risk, Total Insurable Value (TIV) per occurrence limit with the following Program Sub-limits:


PROGRAM SUB-LIMITS
------------------

$ 650,000,000            per occurrence for Flood and Non-California Earthquake,
                         Annual aggregate applies separately for each peril.

$ 100,000,000            any  one  occurrence  and  in  the  annual aggregate in
                         respect of California Earthquake.

$   5,000,000            any  one  occurrence as respects pollution clean-up and
                         removal from land and water.


MASTER PROGRAM DEDUCTIBLE
-------------------------

CORPORATE
---------

$250,000                  per occurrence

OTHER PROGRAM DEDUCTIBLES
-------------------------

o 5% at time of loss applied separately to real property, personal property and time element, for earthquake in the state of California, subject to a minimum of $100,000 in any one occurrence, and a maximum of $ 10,000,000 per occurrence.

o 2% of value at time of loss for Named Storms (greater than 74 mph) for locations involved in loss, subject to a minimum of $100,000 and a maximum of $10,000,000 per occurrence, as respects windstorm in the states of Florida and Texas.

o        $  5,000  per occurrence as respects to Fine Arts

In the event of an occurrence involving more than one of the above deductibles, only the highest single deductible shall apply.

Earthquake means loss or damage caused by, resulting from, or aggravated by earth movement including but not limited to landslide, mud flow, earth sinking or shifting.

VALUATION
---------

o        On finished  goods,  the regular cash selling  price less  discounts;

o        As respects all other real and personal property, the replacement cost;

o On valuable papers and records and EDP Media, the actual cost of reconstruction;

o As respects EDP equipment, the upgrade value or functional replacement cost whichever is greater;

o As respects fine arts, the appraised valued or in absence of such appraisal, market value at time of loss plus Insured's costs;

o As respects mortgage impairment and time element, the actual loss sustained by the insured as defined in the policy form;

o        As respects leased equipment, as per lease conditions;

o        Landmark properties, tailored valuation.

BROKER:
-------

Aon Risk Services, Inc

Two World Trade Center

New York, NY  10048

                          BOILER & MACHINERY INSURANCE
                          ----------------------------

INTERNAL USE ONLY
-----------------

INSURED
-------

Prudential and/or its affiliated, subsidiary, and associated companies and/or corporations and/or joint ventures and/or any owned (wholly or partially) or controlled company(ies) where the Insured maintains an interest or is required to provide insurance as now exists or may hereafter be constituted or acquired including their interests as may appear in partnerships or joint ventures

POLICY TERM
-----------

December 31, 2001

COVERAGE
--------

o Broad comprehensive form,( including production machines) covering: property damage, business interruption (direct & contingent), extra expense (direct & contingent), consequential damage, service interruption, mechanical breakdown, and explosion.

LIMITS OF LIABILITY
-------------------

$75,000,000        per each accident subject to the following sublimits:

$10,000,000        each for water damage, ammonia contamination

$ 1,000,000        for Hazardous Substance


VALUATION
---------

Property:  Repair or Replacement

Time Element:  Actual loss sustained

DEDUCTIBLES
-----------

As per property program deductibles

TERRITORY
---------

As per property

INSURER
-------

Chubb Insurance Company  as reinsurance of AIG/National Union

ADDITIONAL CONDITIONS
---------------------

Joint Loss Agreement clause

Ninety (90) day notice of cancellation

Blanket waiver of subrogation

Omnibus Location Wording

Automatic coverage for newly acquired locations is 365 days.

Demolition, Increased Cost of Construction and Additional Time to Rebuild due to the operation Building Laws.

Notice of Loss - Notification by Assured as soon as practicable after Risk Management Dept. of Prudential becomes aware of a reported accident.

Commencement of Liability as respects Time Element losses starts at the time of the accident.

BROKER
------

Aon Risk Services, Inc
Two World Trade Center
New York, NY  10048

                       CORPORATE PUBLIC LIABILITY PROGRAM
                       ----------------------------------

                                GENERAL LIABILITY
                                -----------------

INTERNAL USE ONLY
-----------------

NAMED INSURED
-------------

The Prudential and all of its subsidiaries, excluding Joint Ventures, Prudential Real Estate Investors and Prudential Realty Group.

INSURANCE CARRIER
-----------------

The Travelers Insurance Company    $ 3,000,000 general aggregate
                                   $ 1,000,000 Combined Single Limit for
                                               Bodily Injury and Property Damage

Policy Number                       TC2JGLSA-120D399-3-TIL-00

POLICY TERM
-----------

January 1, 2000 - January 1, 2001

TERRITORY
---------

United States., Canada, Puerto Rico and the Virgin Islands.


ADDITIONAL INSUREDS
-------------------

Directors, officers and employees (only at our option before or after a loss) while acting within the scope of their duties as such and, other persons or organizations to whom we are obligated under written contract prior to loss to include as additional insureds.

COVERAGE
--------

All operations, properties (owned and leased), products, etc. However, coverage does not apply to certain exposures which are the subject of other specific insurance, such as motor vehicles, aircraft, etc. Separate primary liability coverage is maintained on properties with outside ownership interests and on certain small subsidiaries, and on foreign-based subsidiaries.

The carrier will investigate and defend all claims that occur within the policy territory, even if they are groundless, and will settle all claims that we become legally obligated to pay as damages because of:

         A.       Bodily Injury and Property Damage Liability
                  -------------------------------------------

                  Including such tort liability assumed under contract prior to loss.

         B.       Personal Injury and Advertising Injury Liability
                  ------------------------------------------------

                  Including libel, slander, false arrest, invasion of privacy, infringement of copyright, title, or slogan

The  actual  policy  contains  certain  other  coverage   extensions,   such  as
professional   liability  coverage  on  (only)  GIB  Labs,   Incidental  Medical
Malpractice (Company Doctors and Nurses only), etc.

EXCLUSIONS
----------

Nuclear reaction or nuclear radiation or radioactive contamination.

Pollution and environmental contamination.

Hostile or warlike action in the time of peace or war.

Property losses covered by the property policy.

Any obligation of the insured under a workers' compensation, disability benefits or unemployment compensation law or any similar law.

Bodily injury or property damage arising out or caused by asbestos or asbestos fibers, including any supervision instructions, recommendations warnings or advice given or which should have been given in connection.

Incidental medical malpractice for HMOs and medical cost containment operations.

Errors and omissions arising from insurance company operations.

Employment Related Practices

                      UMBRELLA & EXCESS LIABILITY POLICIES
                      ------------------------------------

COVERAGE
--------

This insurance provides coverage in excess of the primary (underlying) insurance (i.e., Commercial General
Liability,    Auto   Liability,    Foreign      General       and     Automobile

Liability, Employer's Liability, Aircraft Liability, and Prudential Securities Auto Liability).

The Umbrella insurance is the first layer of coverage above our primary insurance. It will follow the terms and conditions of the Primary policies and will sometimes fill coverage gaps which may exist under the Primary policies.

CARRIER                             LIMITS*
-------                             ------

Primary
-------
Travelers                           $ 1,000,000

First Layer
-----------
American Alternative Insurance Co.  $49,000,000 excess Primary per occurrence
                                    $49,000,000 excess Primary general aggregate

Policy Number                       01A2UM0000147-02

Second Layer
------------
National Union                    $50,000,000 quota share excess of  $50,000,000

Policy Number                     346-39-21


American Zurich Insurance Co.     $50,000,000 quota share excess of $50,000,000

Policy Number                     EU08356048-05


*Call Enterprise Risk Management, 973-802-5751 if there are any questions regarding coverage or limits of insurance.

BROKER
------

Marsh, Inc
44 Whippany Road
Morristown, NJ  07960

                   WORKERS' COMPENSATION & EMPLOYERS LIABILITY
                   -------------------------------------------

INTERNAL USE ONLY
-----------------

NAMED INSURED
-------------

The Prudential and all of its subsidiaries.

INSURANCE CARRIER
-----------------

THE TRAVELERS         TC2JUB203T102-2-00  (All other than Prudential Foundation)
                      TC2JUB229T425-2-00  (Prudential Foundation)

Limit*                Statutory

POLICY ANNIVERSARY
------------------

July 1, 1997 to July 1, 1998

TERRITORY
---------

United States., Canada, Puerto Rico and Virgin Islands

COVERAGE
--------

All Employees of the Named Insured. The Prudential considers special agents who are working under the Training Allowance Plan and the Incentive Compensation Program as "employees". All other special agents are considered "independent contractors" and are not covered.

Workers' Compensation insurance protects the Named Insured against claims of its employees for losses due to accidents or occupational diseases arising out of and in the course of their employment.

As most states have their own Workers' Compensation and Occupational Disease Laws, The Travelers, in protecting the Named Insured, is governed by such laws.

The Named Insured does not carry Workers' Compensation insurance in Canada. CDNO will authorize payment, over and above any payments due under our regular group coverage insurance, as though the Canadian employees were covered in accordance with Provincial Workers' Compensation. Approval of such disbursements should be made by the Vice President, Administration, in CDNO or by an individual he/she specifically designates. b

*Call Integrated Disability Management, (800) 778-3279 if there are any questions regarding coverage or limits of insurance.

                  MASTER HOME OFFICE GARAGE KEEPER'S LIABILITY
                  --------------------------------------------

INTERNAL USE ONLY
-----------------

NAMED INSURED
-------------
The Prudential and its subsidiaries.

INSURANCE CARRIER
-----------------

The Travelers Insurance Company

Policy Number              TC2JGAR-120D397-A-TIL - 00 (All States Garage)
                           TC2E-GAR-120D398-1-TCT- 00 (TX Garage)

Limit* $5,000,000 per occurrence Combined Single Limit (CSL) subject to a $250,000 deductible

Excess Carriers   See General Liability & Umbrella/Excess Liability Program

POLICY TERM
-----------

January 1, 2000 - January 1, 2001

TERRITORY
---------

United States, Canada, Puerto Rico and the Virgin Islands

COVERAGE
--------

Parking garages or lots in (or at) wholly-owned investment and home office properties.

"Bailee" liability coverage is provided for loss to any non-owned auto which is left in the care or custody of The Prudential or its parking garage operator for the purpose of attending, servicing, repairing, parking or storing it in (or at) our garage facilities.

Coverage is also provided for damages because of bodily injury, or property damage caused by an accident and resulting from garage operations.

*Call Enterprise Management, 973-802-5751, if there are any questions regarding coverage or limits of insurance.

BROKER
------

Marsh, Inc
44 Whippany Road
Morristown, NJ  07960

                     MASTER HOME OFFICE AUTOMOBILE LIABILITY
                     ---------------------------------------

INTERNAL USE ONLY
-----------------

NAMED INSURED
-------------

The Prudential and all of its subsidiaries.

INSURANCE CARRIER
-----------------

THE TRAVELERS INSURANCE COMPANY

Policy Number             TC2JCAP-120D394-4-TIL-00 (All states)
                          TC2E-CAP-120D395-6-TCT-00 (Texas)
                          TJEAP-120D396-8-TIL-00 (Mass.)

Limit $5,000,000 per occurrence Combined Single Limit (CSL), subject to a $250,000 deductible

Excess Carriers           See  General  Liability  Coverage  /  Excess  Umbrella
                          Liability Policy

POLICY TERM
-----------

January 1, 2000 - January 1, 2001

TERRITORY
---------

United States, its territories and possessions. (Foreign exposures are insured separately).

COVERAGE
--------

All Company-owned or leased motor vehicles.

The carrier will investigate and defend all claims relating to automobile accidents that occur within the policy territory, even if they are groundless, and will settle all claims that we become legally obligated to pay as damages because of:

BODILY INJURY AND/OR PROPERTY DAMAGE LIABILITY to others ("third parties").

Coverage is also provided for "No-Fault" benefits required in various states.

For rental vehicles, primary liability coverage of $100,000 per person/$300,000 per occurrence is afforded through the Corporate Travel agreement with both Avis and Alamo.

EXCLUSIONS
----------

No coverage is provided for physical damage (i.e., collision or comprehensive) to Company vehicles, rental cars or personal cars used on Company business.

*Call Enterprise Risk Management 973-802-5751, if there are any questions regarding coverage or limits of insurance.

BROKER
------

Marsh, Inc
44 Whippany Road
Morristown, NJ  07960

                           DIRECTORS & OFFICERS (D&O)
                           --------------------------
                               LIABILITY INSURANCE
                               -------------------


INTERNAL USE ONLY
-----------------

Our D&O insurance program* has two components:

A. The Broad Form Directors & Officers Liability Insurance Policy provides coverage to Insured Persons (subject to policy terms, conditions and limitations) for loss from claims not paid by other insurance or as indemnification.

B. The Executive Indemnification Policy provides coverage to the Company (subject to policy terms, conditions and limitations) for loss from claims for which indemnification is provided to Insured Persons.


PARENT ORGANIZATION
-------------------

The Prudential Insurance Company of America and all subsidiaries which are more than 50 percent owned.

POLICY ANNIVERSARY
------------------

August 31, 2002

INSURED PERSONS
---------------

A. BROAD FORM DIRECTORS LIABILITY POLICY: Any past, present or future independent director who is not otherwise employed by the Company.

B. Executive Liability Indemnification: Any past, present or future duly elected or appointed Directors or Officers of the Prudential. This definition is further amended to include the positions of Managing Director, Trustee, Committee Member and employees at level 78 or its investment equivalent, level 54 and those employees with functionally equivalent responsibilities. Coverage is also extended (on an excess basis) for certain individuals serving as directors of an outside organization at Prudential's request. Contact Risk Management for details concerning coverage applicability for outside directorships.

TERRITORY
---------

Worldwide

COVERAGE DESCRIPTION
--------------------

Covers insureds against claims arising from actual or alleged "Wrongful Acts" - (i.e., any act, error, misstatement, misleading statement, breach of duty, neglect, etc.) committed or attempted by an Insured Person while acting in his or her Insured Capacity. D&O Insurance is written on a "claims made" policy form with aggregate limits for the policy period.

INSURANCE CARRIERS*
-------------------

A.    BROAD FORM DIRECTORS  LIABILITY INSURANCE POLICY

Primary Layer      Insurers          Participation        Policy No.
-------------      --------          -------------        ---------
$50,000,000        a)  ERMA          $25 million          75207739897
                   b)  Reliance      $25 million          ND0117757-97

Excess Layers      Various

Program Deductible:  $0 for non-indemnifiable actions


B.    EXECUTIVE LIABILITY INDEMNIFICATION POLICY

Primary Layer   Insurers                          Participation    Policy No.
-------------   --------                          -------------    ----------
$50,000,000      a)  Federal Insurance Company    $12.5 million    70229415
                 b)  Lloyds of London             $10 million      FB9700243
                 c)  ERMA                         $10 million      75107741597
                 d)  Reliance                     $10 million      NDA0117756-97
                 e)  ACE                          $7.5 million     PRUA-8601D

Excess Layers    Various

Program Deductible:  $25,000,000 per loss Corporate Reimbursement and Entity

NOTE:   Questions regarding the D&O  insurance  program  should  be  referred to
Enterprise Risk Management at (973)802-5751.

BROKER
------

Aon Risk Services, Inc
Two World Trade Center
New York, NY  10048

                           COMPREHENSIVE CRIME PROGRAM
                           ---------------------------

INTERNAL USE ONLY
-----------------

NAMED INSURED
-------------

The Prudential Insurance Company of America and all subsidiaries, including Prudential Securities.

INSURANCE CARRIERS
------------------

Primary        Carrier                        Participation      Policy No.
-------        -------                        -------------      ----------
$50,000,000    a) Federal Insurance Company   $12.5 million      70229415
               b) Lloyds of London            $10 million        FB9700243
               c) Executive Risk              $10 million        75107741597
               d) Reliance                    $10 million        NDA0117756-97
               e) ACE                         $7.5 million       PRUA-8601D

Excess Layers                                 Various

Program Deductible: $25,000,000

POLICY ANNIVERSARY
------------------

August 31, 2002

PERSONS/PROPERTY COVERED
------------------------

All employees of the named insured. Money, Certificated Securities, Uncertificated Securities of any Federal Reserve Bank of the United States, Negotiable Instruments, Certificates of Deposit, Acceptance, Evidence of Debt, Security Agreements, Withdrawal Orders, Letter of Credit, Abstract of Title, Deeds and Mortgages on real estate, Revenue and other stamps, Tokens, Unsold State Lottery tickets, Bonds of Account and other records whether recorded in writing or electronically, Gems,

Jewelry, Precious metals in bars or ingots and Tangible Items of personal property not enumerated.

AGENTS: PIFS and PPFS, mortgage servicing agents and agents in the sale of Real Estate products.

COVERAGE
--------

EMPLOYEE AND AGENT DISHONESTY (FIDELITY)
----------------------------------------

 LOSS RESULTING FROM DISHONEST OR FRAUDULENT ACTS COMMITTED BY AN EMPLOYEE OR AGENT ACTING ALONE OR IN COLLUSION WITH OTHERS.

ON PREMISES
-----------

LOSS OF PROPERTY RESULTING DIRECTLY FROM ROBBERY, BURGLARY, COMMON-LAW OR STATUTORY LARCENY (COMMITTED BY A PERSON AT ONE OF PRUDENTIAL'S OFFICER), MISPLACEMENT, MYSTERIOUS, UNEXPLAINABLE DISAPPEARANCE OR DESTRUCTION.

PREMISES COVERED ARE ALL OF THE NAMED INSURED'S OFFICES AND OFFICES OF FINANCIAL INSTITUTIONS AND CLEARING HOUSES.

IN TRANSIT
----------

LOSS OF PROPERTY RESULTING FROM ROBBERY, COMMON-LAW OR STATUTORY LARCENY, THEFT, MISPLACEMENT, MYSTERIOUS, UNEXPLAINABLE DISAPPEARANCE OR DESTRUCTION WHILE SUCH PROPERTY IS IN TRANSIT IN THE CARE OF A NATURAL PERSON ACTING AS A MESSENGER.

FORGERY OR ALTERATION
---------------------

LOSS RESULTING FROM FORGERY OR ALTERATION OF, ON OR IN ANY CHANGE OF BENEFICIARY REQUEST, POLICY LOAN AGREEMENT, ASSIGNMENT OF A POLICY, NEGOTIABLE INSTRUMENT OTHER THAN SECURITIES MADE OR DRAWN BY OR ON NAMED INSURED. DOES NOT COVER PROPERTY BY THE MAIL OR EXPRESS CARRIERS. COVERAGE FOR ARMORED CAR TRANSPORTATION IS IN EXCESS OF INSURANCE CARRIED BY THE VENDOR.

SECURITIES
----------

LOSS RESULTING DIRECTLY FROM HAVING IN GOOD FAITH ACQUIRED SOLD OR DELIVERED, OR GIVEN VALUE, EXTENDED CREDIT OR ASSUMED LIABILITY ON THE FAITH OF, ANY ORIGINAL SECURITY, DEED, EVIDENCE OF DEBT, SECURITY AGREEMENT, LETTER OF CREDIT WHICH BEARS A SIGNATURE WHICH IS FORGERY OR IS ALTERED LOST OR STOLEN.

COMPUTER FRAUD
--------------

LOSS RESULTING DIRECTLY FROM A FRAUDULENT ENTRY OF DATA INTO, OR CHANGE OF DATA ELEMENTS OR PROGRAMS WITHIN YOUR PROPRIETARY OR PURCHASED COMPUTER SYSTEM, PROVIDED THE FRAUDULENT ENTRY OR CHANGE CAUSES: (A) PROPERTY TO BE TRANSFERRED, PAID OR DELIVERED, (B) AN ACCOUNT OF THE NAMED INSURED OR ONE OF ITS CUSTOMERS, TO BE ADDED, DELETED, DEBITED, OR CREDITED, OR (C) AN UNAUTHORIZED OR A FICTITIOUS ACCOUNT TO BE DEBITED OR CREDITED.

NOTE: QUESTION REGARDING POLICY TERMS AND COVERAGE FOR SPECIFIC INDIVIDUALS SHOULD BE REFERRED DIRECTLY TO ENTERPRISE RISK MANAGEMENT GENERAL INFORMATION AT (973) 802-5751.

BROKER
------
Aon Risk Services, Inc
Two World Trade Center
New York, NY  10048

                         FIDUCIARY LIABILITY INSURANCE
                         -----------------------------

INTERNAL USE ONLY
-----------------

NAMED INSURED
-------------

The Prudential Insurance Company of America and all subsidiaries, as well as the individual employee benefit plans sponsored by those entities.

INSURANCE CARRIERS
------------------

Executive Liability and Indemnification Policy:

Primary         Carrier                        Participation     Policy No.
-------         -------                        -------------     ----------

$50,000,000     a) Federal Insurance Company   $12.5 million     70229415
                b) Lloyds of London            $10 million       FB9700243
                c) Executive Risk              $10 million       75107741597
                d) Reliance                    $10 million       NDA0117756-97
                e) ACE                         $7.5 million      PRUA-8601D

Excess Layers                                  Various

Program Deductible:                            $25,000,000


POLICY ANNIVERSARY
------------------

August 31, 2002

PERSONS COVERED
---------------

Any natural persons serving as a past, present or future trustee, director, officer or employee of Prudential or of any of its sponsored employee benefit plans.

COVERAGE
--------

This policy covers claims against Prudential and the fiduciaries of its company sponsored employee benefit plans against suits arising from any actual or alleged breaches of the Employee Retirement Income Security Act (ERISA) or any other similar law as well as negligent act, error or omission in the administration of these plans.

NOTE: QUESTION REGARDING POLICY TERMS AND COVERAGE FOR SPECIFIC INDIVIDUALS SHOULD BE REFERRED DIRECTLY TO CORPORATE RISK MANAGEMENT GENERAL INFORMATION AT
(973) 802-5751.

BROKER
------

Aon Risk Services, Inc
Two World Trade Center
New York, NY  10048

              ERRORS & OMISSIONS (PROFESSIONAL LIABILITY) INSURANCE
              -----------------------------------------------------

INTERNAL USE ONLY
-----------------

NAMED INSURED
-------------

The Prudential Insurance Company of America and all subsidiaries.

INSURANCE CARRIERS
------------------

Primary         Carrier                        Participation     Policy No.
-------         -------                        -------------     ----------

$50,000,000     a) Federal Insurance Company   $12.5 million     70229415
                b) Lloyds of London            $10 million       FB9700243
                c) Executive Risk              $10 million       75107741597
                d) Reliance                    $10 million       NDA0117756-97
                e) ACE                         $7.5 million      PRUA-8601D

Excess Layers                                  Various

Program Deductible:                            $25,000,000

POLICY ANNIVERSARY
------------------

August 31,2002

PERSONS/PROPERTY COVERED
------------------------

The Prudential Insurance Company of America and all subsidiaries and any past, present or future director, officer or employee of Prudential in his/her capacity as a director, officer or employee of Prudential.

COVERAGE
--------

Covers Prudential and its employees for loss which they become legally obligated to pay as a result of a Claim against them arising out of a Wrongful Act committed, attempted or allegedly committed or attempted by the Insureds or someone for whose acts the Insureds are legally responsible, while performing or while allegedly failing to perform professional services.

NOTE: QUESTION REGARDING POLICY TERMS AND COVERAGE FOR SPECIFIC INDIVIDUALS SHOULD BE REFERRED DIRECTLY TO CORPORATE RISK MANAGEMENT GENERAL INFORMATION AT
(973) 802-5751.

BROKER
------

Aon Risk Services, Inc
Two World Trade Center
New York, NY  10048

                    EMPLOYMENT PRACTICES LIABILITY INSURANCE
                    ----------------------------------------

INTERNAL USE ONLY
-----------------

NAMED INSURED
-------------

The Prudential Insurance Company of America and all subsidiaries, including Prudential Securities

INSURANCE CARRIERS
------------------

Primary         Carrier                       Participation    Policy No.
-------         -------                       -------------    ----------

$50,000,000     a) Federal Insurance Company  $12.5 million    70229415
                b) Lloyds of London           $10 million      FB9700243
                c) Executive Risk             $10 million      75107741597
                d) Reliance                   $10 million      NDA0117756-97
                e) ACE                        $7.5 million     PRUA-8601D

Excess Layers                                 Various

Program Deductible:                           $25,000,000

POLICY ANNIVERSARY
------------------

August 31

PERSONS COVERED
---------------

Any past, present or future directors, officers or employee of Prudential.

COVERAGE DESCRIPTION
--------------------

Covers insureds against suits brought by past, present or prospective Prudential employees with respect to employment practices related matters.

NOTE: QUESTION REGARDING POLICY TERMS AND COVERAGE FOR SPECIFIC INDIVIDUALS SHOULD BE REFERRED DIRECTLY TO CORPORATE RISK MANAGEMENT GENERAL INFORMATION AT
(973) 802-5751.

BROKER
------

Aon Risk Services, Inc
Two World Trade Center
New York, NY  10048


                                  SURETY BONDS
                                  ------------

INTERNAL USE ONLY
-----------------

Surety Bonds are often required by governmental agencies on the Federal, State, and Municipal levels, Courts, Corporations and private individuals. This type of bond guarantees that the Principal, such as Prudential or one of its subsidiaries, will complete a service or other obligation prescribed by a contract. Also included under the surety ship are license bonds required to perform a certain job or profession. It must be emphasized that surety ship is not insurance. Surety Companies writing these types of bonds do not anticipate paying any claims, therefore, the cost of these bonds is a service charge and not a premium. When a Surety Bond is issued, the principal indemnifies and holds the Surety Company writing the bond harmless against any and all loss presented in connection with the bond.

1.   COMMON TYPES OF SURETY BONDS ISSUED FOR COMPANY OPERATIONS
     ----------------------------------------------------------

     A. BROKER/DEALER Bonds required by certain States in order for a firm to sell securities.

     B. COURT BONDS consist of appeal bonds, release of mechanic lien bonds, injunction bonds, receiver bonds and attachment bonds.

     C. LICENSE AND PERMIT BONDS - consist of bonds required to obtain a license for a mortgage lender, insurance adjuster, notary public, surplus lines broker, surplus lines agent, and the selling of liquor. We have procured for certain Municipalities permit bonds for canopies, dumpsters, and signs.

     D. CONTRACT BONDS, for our purpose, have consisted of performance, subdivision, and bid bonds.

     E. FINANCIAL GUARANTEE BONDS have been written for us or our subsidiaries running to States and others providing that the obligee on the bond will receive a specified amount of money if we fail to fulfill our obligations under a contract.

     F. MISCELLANEOUS BONDS - Consist of various types of instruments including toll tax, cigarette tax, workers compensation, lost security and general term (custom) bonds.

2.       COVERAGE AND LIMITS
         -------------------

         Numerous Bonds are maintained for Prudential operations. Questions regarding Surety Bonds coverage, limits and request forms should be referred to Corporate Risk Management at (973) 802-5751.

BROKER
------

Aon Risk Services, Inc
Two World Trade Center
New York, NY  10048

                                  Schedule 3.24

                                      Taxes
                                      -----

         (1) Gibraltar is a member of Seller's consolidated federal income tax group. Seller has extended until June 30, 2000 the statute of limitations applicable to its consolidated federal income tax returns for the tax years 1990 through 1996.

         (2) Gibraltar is a party to an Illinois unitary tax audit for tax years 1993 through 1995 that is focused primarily on certain other of Seller's property and casualty insurance affiliates. The statute of limitations for these tax years has been extended until April 15, 2000- however, the Illinois auditor has orally indicated that he intends to drop the audit entirely.

         (3) Seller has granted a power of attorney to McDermott, Will & Emery in connection with the audit of Seller's consolidated federal income tax returns for tax years 1990 through 1996.

         (4) See copy of Tax Sharing Agreement attached hereto.

                                  Schedule 3.25

                        Safe Deposit Boxes, Bank Accounts
                        ---------------------------------
                         and Other Deposits of Gibraltar
                         -------------------------------

   See Attached List of Safe Deposit Boxes, Bank Accounts and Other Deposits.

                                  Schedule 3.27

                 Employee Titles; Aggregate Annual Compensation
                 ----------------------------------------------
                                   and Bonuses
                                   -----------

EMPLOYEE                                    TITLE

Abdelsayed, Marco                           Level 11

Badum, Colleen                              Director

Bontempo, Lori                              Associate Manager

DiBenedetto, Robert                         Director

Faga, Doreen                                Departmental Vice President

Kenney, Adam                                Functional Vice President

Knight, Christine                           Functional Vice President

Mottola, John  1                            Departmental Vice President

Pinto, Cecilia                              Executive Assistant

Pittman, Felicia                            Executive Assistant

Stewart, Robin                              Level 08

Kill, Erika                                 Assistant General Counsel

Poles, Joanne                               Assistant General Counsel

Rant, Michael                               Assistant General Counsel

Weisshap, Rosemarie                         Executive Assistant

------------------------
1.  John Mottola is retiring on February 28, 2000.


ESTIMATED AGGREGATE COMPENSATION & BONUSES* $1,815,021

*  Does not include retention bonuses, outplacement services or ARB's

                                  Schedule 5.1

                 Exceptions to Operations in the Ordinary Course
                 -----------------------------------------------


                                      NONE

                                  Schedule 5.3

                            Restrictions on Gibraltar
                            -------------------------

1.      Termination of the Contracts listed on Schedule 7.6.

2. Changes in accounting or investment practice as may be required pursuant to Section 5.10.

                                  Schedule 6.3

                    Indemnification and Guarantee Obligations
                    -----------------------------------------

         1. Guarantee dated October 6, 1995 of The Prudential Insurance Company of America in favor of Prudential Reinsurance Holdings, Inc. (n/k/a Everest Reinsurance Holdings, Inc.).

         2. Guarantee dated October 6, 1995 of The Prudential Insurance Company of America in favor of Prudential Reinsurance Company (n/k/a Everest Reinsurance Company).

         3. Indemnification Agreement dated October 6, 1995 between PRUCO, Inc. and Prudential Reinsurance Holdings, Inc. (n/k/a Everest Reinsurance Holdings, Inc.).

         4. Surplus Maintenance Agreement dated December 18, 1991 between PRUCO, Inc. and Gibraltar Casualty Company.

                                  Schedule 7.6

                  Agreements and Arrangements to be Terminated
                  --------------------------------------------

         1. Surplus Maintenance Agreement dated December 18, 1991 between PRUCO, Inc. and Gibraltar Casualty Company.

         2. Guarantee of The Prudential Insurance Company of America dated October 6, 1995 in favor of Prudential Reinsurance Holdings, Inc.

         3. Guarantee of The Prudential Insurance Company of America dated October 6, 1995 in favor of Prudential Reinsurance Company.

         4. Indemnification Agreement dated October 6, 1995 between PRUCO, Inc. and Prudential Reinsurance Company.

         5. Investment Advisory Contract effective as of 1984 between Gibraltar and The Prudential Insurance Company of America.

         6. Occupancy Agreement dated July 1, 1995 between Gibraltar and The Prudential Service Company.

         7.  Letter of Credit with Chase Manhattan Bank.

         8.  Software  License  Agreement  between  Datalight  Software  and The
Prudential Insurance Company of America for the Use of the Concordance Information Retrieval System by Gibraltar Casualty Company*.

         9.  Service   Agreement  dated  May  1,  1997   between  Gibraltar  and
Prudential Property and Casualty Insurance Company.

         10. Termination of Tax Allocation Agreement dated January 17, 1995 for The Prudential Insurance Company of America and its Affiliates, solely as it relates to Gibraltar Casualty Company.

         11. Loan Agreement dated November 21, 1996 between Prudential Funding Corporation and Gibraltar Casualty Company.

         12. License from The Prudential Insurance Company of America to Gibraltar Casualty Company for the use of the Gibraltar Marks.

         13. Service Agreement dated May 10, 1990 between The Prudential Insurance Company of America and Gibraltar Casualty Company.

-------------------------------

* If the contract permits, such contract will be assigned or transferred to the Purchaser at Closing.